UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02120

Security Income Fund

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Security Income Fund
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2012

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management (the “Investment Advisers”) are pleased to present the annual shareholder report for six of our fixed income mutual funds (the “Funds”).

The Investment Advisers are a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following funds for the annual (or abbreviated annual period for certain funds) period ended September 30, 2012, with the name of each Fund followed by its ticker symbol:

– Guggenheim Investments Floating Rate Strategies Fund (GIFAX)*

– Guggenheim Investments High Yield Fund (SHIAX)*

– Guggenheim Investments Macro Opportunities Fund (GIOAX)*

– Guggenheim Investments Municipal Income Fund (GIJAX)*

– Guggenheim Investments Total Return Bond Fund (GIBAX)*

– Guggenheim Investments U.S. Intermediate Bond Fund (SIUSX)*

Rydex Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report, we offer a wide range of domestic and global themes in our funds and a distinctive ETF line-up.

To learn more about economic and market conditions over the 12 months ended September 30, 2012 and the objective and performance of each Fund, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Manager’s Commentary for each Fund.

Sincerely,

Donald C. Cacciapaglia

President

October 29, 2012

* Ticker symbol is for A-Class shares.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	September 30, 2012

Amidst the negative headlines concerning the potential fiscal cliff in the U.S., further turmoil in Europe and worsening economic data from China, the U.S. economy has shown surprising resilience, with signs of rising consumer sentiment and a recovery in housing. The U.S. housing market appears to have passed its bottom and real estate prices have begun to pick up. Our expectation is that a period of continued low interest rates will likely reinforce the rise in home prices and sales. Rising home prices will increase household net worth, which will translate into greater consumption via the wealth effect, and is supportive of overall economic growth. The recent rise in headline inflation, led by increases in energy and food prices, is likely to be transitory. Inflationary pressures should remain muted in the medium-term given the substantial slack in the economy.

The U.S. economy continues to press forward despite the current headwinds, and we believe the current macroeconomic environment remains constructive for risk assets, especially in the U.S. Stocks in the U.S. appear to be undervalued by most measures, and should benefit from continued capital inflow and the Federal Reserve’s accommodative monetary policy. We continue to see attractive value in credit products on a relative basis. This positive outlook for fixed income, however, is limited to spread (or non-government) sectors. Treasury prices, particularly in the ten-year segment, appear rich. As a result, Treasuries are not a significant holding in the portfolios.

On the international front, uncertainty continues to weigh on European markets. European policymakers appear to be coming closer to a consensus on the need for a fiscal union, albeit at a glacial pace. This would be a positive development in our view and is necessary for a resolution of the current crisis. In China, a recent batch of economic data suggests that the odds of a hard landing have increased materially. We expect an announcement of additional stimulus measures after the government transition next year, but not on the scale of the previous round of stimulus from 2009. Although a stimulus would be supportive of economic growth, we expect China’s headline growth to slow from its breakneck pace of the past decade.

Beginning in October 2011, the U.S. stock market moved up fairly consistently, except for a second-quarter pullback caused by lower earnings and GDP, with the Standard & Poor’s 500 Index (the “S&P 500”)* closing on its highest level since early 2008 late in the period. (All returns cited are for the 12-month period ended September 30, 2012.) The S&P 500, which is generally regarded as an indicator of the broad U.S. stock market, returned 30.20%. Most foreign equity markets were also strong. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 13.75%. The MSCI Emerging Markets Index*, which measures stock market performance in global emerging markets, returned 16.93%.

The search for yield continued to attract investors to the U.S. bond markets, helping performance, with lower-rated bonds outperforming higher-quality issues. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, returned 5.14%, while return of the Barclays U.S. Corporate High Yield Index* was 19.37%.

Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

* Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction cost, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Intermediate Government/Credit Bond® Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Barclays U.S. High Yield® Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

Barclays Municipal Long Bond Index is a sub-index of the Barclays Municipal Bond Index that is representative of the performance of municipal bonds with 22+ years to maturity.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Standard & Poor’s 500 Index (the “S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2012 and ending September 30, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2012	September 30, 2012	Period[2]
Table 1. Based on actual Fund return[3]

Floating Rate Strategies Fund[4]
A-Class	1.06%	3.76%	$1,000.00	$1,037.60	$5.40
C-Class	1.81%	3.39%	1,000.00	1,033.90	9.20
Institutional Class	0.81%	3.88%	1,000.00	1,038.80	4.13

High Yield Fund
A-Class	1.17%	6.53%	1,000.00	1,065.30	6.04
B-Class	0.92%	6.59%	1,000.00	1,065.90	4.75
C-Class	1.92%	6.10%	1,000.00	1,061.00	9.89
Institutional Class	0.92%	6.67%	1,000.00	1,066.70	4.75

Macro Opportunities Fund[4]
A-Class	1.37%	4.56%	1,000.00	1,045.60	7.01
C-Class	2.11%	4.19%	1,000.00	1,041.90	10.77
Institutional Class	1.05%	4.73%	1,000.00	1,047.30	5.37

Municipal Income Fund
A-Class	0.80%	7.53%	1,000.00	1,075.30	4.15
C-Class	1.53%	7.09%	1,000.00	1,070.90	7.92
Institutional Class	0.54%	7.68%	1,000.00	1,076.80	2.80

Total Return Bond Fund[4]
A-Class	0.86%	5.64%	1,000.00	1,056.40	4.42
C-Class	1.63%	5.24%	1,000.00	1,052.40	8.36
Institutional Class	0.53%	5.76%	1,000.00	1,057.60	2.73

U.S. Intermediate Bond Fund
A-Class	1.00%	3.20%	1,000.00	1,032.00	5.08
B-Class	1.75%	2.80%	1,000.00	1,028.00	8.87
C-Class	1.75%	2.84%	1,000.00	1,028.40	8.87

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2012	September 30, 2012	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)

Floating Rate Strategies Fund[4]
A-Class	1.06%	5.00%	$1,000.00	$1,019.70	$5.35
C-Class	1.81%	5.00%	1,000.00	1,015.95	9.12
Institutional Class	0.81%	5.00%	1,000.00	1,020.95	4.09

High Yield Fund
A-Class	1.17%	5.00%	1,000.00	1,019.15	5.91
B-Class	0.92%	5.00%	1,000.00	1,020.40	4.65
C-Class	1.92%	5.00%	1,000.00	1,015.40	9.67
Institutional Class	0.92%	5.00%	1,000.00	1,020.40	4.65

Macro Opportunities Fund[4]
A-Class	1.37%	5.00%	1,000.00	1,018.15	6.91
C-Class	2.11%	5.00%	1,000.00	1,014.45	10.63
Institutional Class	1.05%	5.00%	1,000.00	1,019.75	5.30

Municipal Income Fund
A-Class	0.80%	5.00%	1,000.00	1,021.00	4.04
C-Class	1.53%	5.00%	1,000.00	1,017.35	7.72
Institutional Class	0.54%	5.00%	1,000.00	1,022.30	2.73

Total Return Bond Fund[4]
A-Class	0.86%	5.00%	1,000.00	1,020.70	4.34
C-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
Institutional Class	0.53%	5.00%	1,000.00	1,022.35	2.68

U.S. Intermediate Bond Fund
A-Class	1.00%	5.00%	1,000.00	1,020.00	5.05
B-Class	1.75%	5.00%	1,000.00	1,016.25	8.82
C-Class	1.75%	5.00%	1,000.00	1,016.25	8.82

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2012 to September 30, 2012.
[4]	This ratio represents annualized net expenses, which includes interest expense related to reverse repurchase agreements. Excluding interest expense, the operating expense ratio would be 0.04%, 0.04% and 0.03% lower for the A-Class, C-Class and Institutional Class, respectively, of the Floating Strategies Fund, 0.10%, 0.10% and 0.10% lower for the A-Class, C-Class and Institutional Class, respectively, of the Macro Opportunities Fund, and 0.04%, 0.04% and 0.03% lower for the A-Class, C-Class and Institutional Class, respectively, of the Total Return Bond Fund.

6 | the GUGGENHEIM FUNDS annual report

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders

Guggenheim Investments Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chief Investment Officer; Michael P. Damaso, Senior Managing Director and Head of Trading and Portfolio Manager; Anne B. Walsh, Senior Managing Director; and Kevin H. Gundersen, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the abbreviated fiscal year ended September 30, 2012.

For the abbreviated annual fiscal period from the Fund’s inception date of November 30, 2011, through September 30, 2012, the Guggenheim Investments Floating Rate Strategies Fund returned 8.37%1, compared with the 8.36% return of its benchmark, the Credit Suisse Leveraged Loan Index.

The Fund seeks to provide a high level of current income while maximizing total return. The Fund intends to pursue its objective by normally investing at least 80% of its assets in floating rate securities, including senior secured syndicated bank loans and asset backed securities. Other types of securities may include floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”)), and other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds).

The loans in which the Fund will invest, generally made by banks and other lending institutions, are made to (or issued by) corporations, partnerships and other business entities. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals.

Guggenheim Investments’ investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns. Aside from secured status, seniority in the capital structure and maintenance covenant protection, their floating-rate coupons make bank loans less sensitive to changes in interest rates, which is especially valuable in an era of historically low yields.

Since the launch of the Fund, the management team has been methodically investing the portfolio, seeking relative-value investment opportunities through intensive, bottom-up security analysis. The team has been selectively adding bank loans and asset-backed securities to the portfolio, the two largest classes of loans held during the period and responsible for most of the portfolio’s performance.

Despite concern about a possible bubble in the high yield market, bank loans are positioned to outperform while offering protection against risks of rising rates and default. The management team believes that, compared with BB-rated high yield credits, B-rated bank loans offer comparable risk profiles, in addition to high yields, seniority in the capital structure and low sensitivity to interest rates.

The team sees most opportunity in the new-issue market, and our bottom-up analysis favors selling existing exposure that is above par and purchasing loans trading at discounts to par with stable and predictable cash flow streams. The resurgence of CLOs has been a positive technical for the bank loan market during the period. CLOs traditionally go to the secondary market to purchase bank loans, so the bid from CLOs has resulted in better value in the primary loan market.

ABS holdings are also adding alpha to the portfolio. The Fund as of the end of the period held about 30%, having increased the allocation from 20% earlier in 2012.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGER’S COMMENTARY (Unaudited) (concluded)

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This Fund may not be suitable for all investors. • Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. •The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund may invest in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

Floating Rate Strategies FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Cumulative Fund Performance*

Annual Returns*

Period Ended 09/30/12

Since Inception
(11/30/11)
A-Class Shares	8.37%
A-Class Shares with sales charge†	3.21%
C-Class Shares	7.72%
C-Class Shares with CDSC‡	6.72%
Institutional Class Shares	8.59%
Credit Suisse Leveraged Loan Index	8.36%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
Institutional Class	November 30, 2011

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

Rating
Fixed Income Instruments
B	32.0%
B+	16.0%
B-	12.0%
NR	5.5%
A+	4.8%
BB-	4.3%
BBB+	3.8%
Other - Investment Grade	15.1%
Other - Non-Investment Grade	6.5%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	September 30, 2012
Floating Rate Strategies Fund

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,5 - 71.9%
Industrials - 27.1%
First Data Corp.
5.21% due 02/03/18	$1,224,285	$1,206,839
due 03/23/18	250,000	237,395
Novell, Inc.
7.25% due 11/24/17	1,349,219	1,358,919
7.99% due 11/24/17	25,781	25,967
Arctic Glacier, Inc.
8.49% due 12/31/18	1,306,250	1,306,249
8.49% due 07/27/18	68,750	68,750
Endurance International Group
7.75% due 04/19/18	977,500	979,943
11.00% due 10/31/18	300,000	300,000
Ceridian Corp.
5.97% due 05/31/17	1,247,686	1,252,102
RGIS Inventory
5.50% due 10/03/17	1,248,125	1,248,124
Go Daddy Group, Inc.
5.50% due 02/03/18	1,246,872	1,241,572
Laureate Education, Inc.
5.24% due 06/15/18	1,240,672	1,223,997
Aspect Software, Inc.
6.24% due 05/09/16	1,235,025	1,214,956
Paradigm Capital Group
6.50% due 07/24/17	1,150,000	1,147,125
Hyland Software, Inc.
6.00% due 12/19/16	1,102,178	1,102,178
Travelport Holdings Ltd.
due 08/23/15	857,061	815,742
4.96% due 08/21/15	242,939	231,227
Wide Open West Finance LLC
6.24% due 07/12/18	1,000,000	1,007,250
Misys plc
7.25% due 12/08/18	1,000,000	1,004,750
NAB Holdings
6.99% due 04/01/17	833,333	835,417
6.99% due 04/24/18	166,667	167,083
Sequa Corp.
3.71% due 12/03/14	937,434	933,685
3.69% due 02/03/18	33,734	33,599
3.69% due 12/03/14	28,831	28,716
Servicemaster Co.
2.49% due 07/24/14	904,349	901,211
2.73% due 07/24/14	90,058	89,746
CDW LLC
3.99% due 07/15/17	988,136	973,314
Ceva Group plc
5.44% due 08/31/16	746,922	703,974
0.36% due 08/31/16	253,078	238,526
Avaya, Inc.
4.92% due 10/26/17	995,402	906,373
SRA International, Inc.
6.50% due 07/20/18	897,529	886,310
AP Alternative
4.25% due 06/30/15	864,526	808,332
Hologic, Inc.
4.50% due 07/19/19	750,000	758,753
AlixPartners
6.50% due 05/28/19	750,000	758,753
Osmose Holdings, Inc.
6.50% due 05/02/18	750,000	751,875
Mirion Technologies
6.24% due 02/07/18	748,125	748,125
Mitchell International,Inc.
5.74% due 02/03/18	750,000	736,253
Flexera Software, Inc.
7.49% due 09/30/17	650,100	651,186
Shield Finance Co.
6.50% due 05/10/19	565,000	566,413
Camp Systems International, Inc.
10.00% due 12/08/19	500,000	508,000
Wireco Worldgroup
6.00% due 01/28/17	500,000	507,500
Unifrax Corp.
6.50% due 11/18/18	498,123	502,691
Avis Budget Car Rental LLC
4.25% due 03/13/19	498,750	502,491
Semtech Corp.
4.25% due 02/03/18	498,750	501,244
Fly Leasing Ltd.
6.75% due 08/07/18	500,000	498,540
Doncasters Group
5.23% due 04/04/18	242,580	229,912
4.73% due 04/03/18	242,580	228,699
Navistar, Inc.
6.99% due 08/16/17	450,000	454,500
Kloeckner Pentaplast GmbH & Co.
6.75% due 12/16/16	390,000	392,196
Gogo, Inc.
11.25% due 06/21/17	350,000	339,500
Smile Brands, Inc.
6.99% due 12/21/17	313,585	313,846
7.49% due 12/21/17	984	985
Party City Holdings Ltd.
5.74% due 07/23/19	250,000	252,937
Genesys International Corporation Ltd.
6.75% due 01/25/19	249,375	252,306
Kronos, Inc.
5.21% due 06/09/17	248,750	250,409
Plato Learning, Inc.
7.49% due 05/09/18	250,000	250,000
Total Safety U.S., Inc.
7.49% due 10/31/17	248,125	249,366
7.49% due 04/30/12	625	628
Targus Group International
11.00% due 05/16/16	247,494	248,731
11.75% due 05/16/16	627	630

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Floating Rate Strategies Fund

	Face
	Amount	Value
Wastequip, Inc.
8.25% due 01/05/18	$249,375	$246,570
SI Organization, Inc.
4.50% due 11/22/16	248,111	245,630
Freescale Semiconductor, Inc.
4.48% due 12/01/16	250,000	243,908
Mosaid Technologies, Inc.
8.49% due 12/20/16	240,625	240,625
Wyle Services Corp.
5.00% due 03/26/17	237,409	237,409
ClientLogic
7.20% due 01/30/17	250,000	233,750
AWAS Aviation Capital Ltd.
5.24% due 06/10/16	228,261	231,399
DynCorp International LLC
6.24% due 07/07/16	207,198	207,652
Acosta, Inc.
5.74% due 03/01/18	199,500	199,749
CKX Entertainment Inc.
9.00% due 08/01/17	167,375	138,503
RBS Worldplay
5.24% due 11/30/17	2,652	2,659
Syniverse Holdings, Inc.
5.00% due 04/23/19	2,500	2,503
Total Industrials		38,166,197
Consumer Discretionary - 14.6%
Bushnell, Inc.
5.74% due 03/01/18	1,213,973	1,207,904
due 08/24/15	286,027	280,307
Caesars Entertainment Operating
Company, Inc.
5.46% due 02/03/18	1,250,000	1,133,600
IPC Systems, Inc.
5.48% due 06/02/14	1,077,091	1,066,320
HD Supply Inc.
7.25% due 10/05/17	1,000,000	1,030,500
Zayo Group LLC
7.12% due 06/15/19	1,000,000	1,008,130
Level 3 Financing, Inc.
5.24% due 08/01/19	750,000	753,285
5.74% due 09/01/18	250,000	249,895
Ennis-Flint
6.24% due 02/03/18	997,500	995,006
Mattress Firm
2.72% due 01/18/14	994,782	991,051
Federal-Mogul Corp.
2.16% due 12/29/14	539,766	524,826
2.15% due 02/03/18	299,518	291,227
2.15% due 12/29/14	105,712	102,786
2.17% due 12/27/15	35,237	34,262
2.17% due 02/03/18	14,095	13,705
2.16% due 12/27/15	1,762	1,713
Guitar Center, Inc.
5.72% due 04/09/17	1,000,000	957,000
First Reserve Crestwood Holdings LLC
9.74% due 02/03/18	852,469	864,190
Univision Communications, Inc.
4.48% due 03/31/17	799,454	789,061
Schrader, Inc.
6.24% due 04/27/18	750,000	757,500
Homeward Residential Holdings, Inc.
8.25% due 08/07/17	600,000	607,500
Wolverine World Wide
due 03/01/18	500,000	503,250
Yankee Candle
5.24% due 03/14/19	498,750	502,615
Regent Seven Seas Cruises, Inc.
6.24% due 02/16/19	500,000	501,875
TI Automotive ltd.
6.75% due 02/03/18	498,750	501,244
Windstream Corp.
3.99% due 08/03/19	498,750	500,266
Sleepy’s LLC.
7.25% due 02/03/18	498,750	499,997
Armored AutoGroup, Inc.
6.00% due 11/05/16	496,848	494,985
Totes Isotoner
7.25% due 07/07/17	477,875	473,096
7.99% due 07/07/17	18,981	18,792
Schaeffler AG
6.00% due 02/03/18	250,000	252,345
FleetPride Corp.
6.75% due 11/30/17	248,750	251,859
Pharmaceutical Product
Development, Inc.
6.24% due 11/18/18	248,750	250,865
Keystone
due 03/30/16	250,000	250,625
Kabel Deutschland
4.25% due 01/20/19	250,000	250,418
Renaissance Learning, Inc.
7.75% due 10/19/17	248,125	249,572
KAR Auction Services, Inc.
5.00% due 05/19/17	247,905	248,681
OSI Restaurant Partners LLC
2.56% due 06/14/14	231,137	229,606
0.05% due 06/14/14	16,664	16,554
Convatec, Inc.
5.00% due 12/22/17	243,829	244,095
Burlington Coat Factory
Warehouse Corp.
5.50% due 02/18/17	238,085	240,280
Boyd Gaming Corp.
6.00% due 12/17/15	165,750	167,477
Summit Entertainment, llc
6.99% due 08/21/16	149,580	149,206
Digital Generation, Inc.
5.74% due 08/05/18	153,434	148,575
Total Consumer Discretionary		20,606,046

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Floating Rate Strategies Fund

	Face
	Amount	Value
Bank Loans - 11.9%
CPG International I, Inc.
5.74% due 09/18/19	$1,500,000	$1,500,464
BJ’s Wholesale Club, Inc.
5.74% due 09/20/19	1,250,000	1,254,687
CNO Financial Group
due 09/20/15	1,250,000	1,253,125
AOT Bedding Super Holdings LLC
due 09/19/19	1,250,000	1,243,975
Open Solutions, Inc.
2.57% due 01/23/14	1,246,725	1,200,596
Ollie’s Bargain Outlet
due 09/27/19	1,000,000	980,000
Nuveen Investments, Inc.
8.25% due 02/28/19	400,000	402,752
5.96% due 05/13/17	287,467	285,432
5.94% due 05/13/17	212,533	211,028
Advantage Sales & Mark
9.24% due 06/18/18	800,000	796,000
Expert Global Solutions
7.99% due 04/02/18	748,125	750,467
CPM Holdings, Inc.
6.24% due 08/16/17	400,000	399,000
10.24% due 02/16/18	325,000	326,625
Panolam Industries International, Inc.
7.25% due 08/23/17	700,000	694,750
Panda Sherman Power LLC
due 09/12/18	600,000	600,000
Novell, Inc.
11.00% due 11/22/18	575,000	562,350
Acosta, Inc.
due 03/01/18	550,000	552,409
Misys plc
11.99% due 06/06/19	500,000	516,250
Advanced Displosal
due 09/25/19	500,000	502,190
Reynolds Group Holdings Ltd.
due 09/20/18	500,000	501,605
Compucom Systems, Inc.
due 08/25/14	391,422	389,465
Genpact International, Inc.
4.25% due 08/17/19	250,000	250,625
Sheridan Production
due 09/25/19	250,000	250,105
Cannery Casino Resorts
due 10/08/18	250,000	249,688
Lantiq Deutschland
11.00% due 11/16/15	261,044	234,939
Par Pharmaceuticals
5.00% due 09/18/19	230,846	230,327
Valeant Pharmaceuticals
International, Inc.
due 09/27/19	201,000	201,101
Rock Ohio Caesars LLC
8.49% due 08/18/17	183,333	187,458
RGIS Services, Inc
4.71% due 10/18/16	188,015	186,605
Windstream Corp.
3.99% due 08/03/19	1,250	1,254
Wastequip, Inc.
8.99% due 12/15/17	625	618
Total Bank Loans		16,715,890
Health Care - 5.5%
One Call Medical, Inc.
6.99% due 08/22/19	1,775,000	1,768,343
MModal, Inc.
6.75% due 08/16/19	1,500,000	1,483,125
Select Medical Corp.
5.50% due 06/01/18	1,250,000	1,250,000
Catalent Pharma Solutions
5.24% due 02/03/18	526,744	529,377
5.24% due 09/15/17	270,633	271,986
LHP Hospital Group, Inc.
9.00% due 06/28/19	500,000	503,750
DaVita, Inc.
due 08/21/19	500,000	500,355
Physiotherapy Associates
Holdings, Inc.
6.00% due 04/25/18	495,000	494,173
6.99% due 04/25/18	5,000	4,992
VWR International LLC
2.74% due 06/27/14	496,800	496,303
Grifols S.A
4.50% due 06/01/17	247,760	249,155
Aspen Dental Management Inc.
6.99% due 10/06/16	234,295	233,124
6.99% due 02/03/18	3,306	3,289
Total Health Care		7,787,972
Financials - 3.7%
Nuveen Investments, Inc.
5.96% due 05/13/17	543,930	539,513
5.94% due 05/13/17	402,144	398,879
5.92% due 05/13/17	53,926	53,488
Istar Financial Inc.
6.99% due 02/03/18	333,333	338,333
5.24% due 02/03/18	301,515	302,495
5.24% due 03/15/16	257,514	258,351
UPC Financing Partnership
3.73% due 02/03/18	825,000	821,651
American Capital Ltd.
5.50% due 08/15/17	500,000	500,000
Helm Financial Corp.
6.24% due 06/01/17	497,484	496,862
Ocwen Financial
6.99% due 09/01/16	401,528	402,532
LPL Holdings, Inc.
3.99% due 02/03/18	324,188	324,998

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Floating Rate Strategies Fund

	Face
	Amount	Value
AmWINS Group, Inc.
9.24% due 12/07/19	$200,000	$202,000
10.24% due 12/06/19	50,000	50,500
Hamilton Lane Advisors LLC
6.50% due 02/03/18	246,875	245,641
First Data Corp.
2.96% due 09/24/14	143,456	142,990
Residential Capital LLC
6.75% due 05/14/13	125,000	126,719
Total Financials		5,204,952
Information Technology - 3.3%
RedPrairie Corp.
6.00% due 07/31/18	1,000,000	1,003,749
Syniverse
5.00% due 04/20/19	997,500	998,747
API Technologies Corp.
8.75% due 06/27/16	994,771	997,258
Sabre Holdings Corp.
5.98% due 09/30/14	995,405	987,193
Sabre, Inc.
7.25% due 12/29/17	300,000	301,749
Telx Group, Inc.
7.75% due 09/22/17	248,126	248,952
Allen Systems Group, Inc.
7.49% due 11/21/15	98,929	94,973
Total Information Technology		4,632,621
Consumer Staples - 3.0%
U.S. Foodservice, Inc.
5.74% due 03/31/17	1,245,544	1,227,701
Pinnacle Foods
4.74% due 10/17/18	995,000	995,001
4.74% due 02/03/18	2,500	2,500
Container Store
6.24% due 02/03/18	997,500	994,178
Wendy’s/Arby’s
4.74% due 04/20/19	800,000	805,505
Focus Brands, Inc.
6.24% due 02/22/18	227,049	229,319
7.25% due 02/03/18	4,570	4,615
Total Consumer Staples		4,258,819
Telecommunication Services - 1.2%
Mitel Networks Corp.
due 08/16/15	750,000	745,312
Asurion Corp.
5.50% due 02/03/18	499,091	501,901
Mitel U.S. Holdings, Inc.
3.67% due 10/16/14	246,719	245,073
IPC Systems, Inc.
2.49% due 06/02/14	200,000	198,500
Total Telecommunication Services		1,690,786
Energy - 0.7%
Equipower
6.50% due 12/29/18	950,000	959,795
10.00% due 06/20/19	50,000	50,750
Total Energy		1,010,545
Materials - 0.5%
Envirosolutions
7.99% due 02/03/18	660,281	653,678
Utilities - 0.4%
Essential Power LLC
5.50% due 08/07/19	500,000	503,750
Total Senior Floating Rate Interests
(Cost $99,867,468)		101,231,256
ASSET BACKED SECURITIES†† - 27.2%
Triaxx Prime CDO
0.47% due 03/03/39[1,2,3,4]	3,203,957	2,327,610
Aerco Ltd.
0.68% due 07/15/25[1,2,3]	3,022,655	2,206,538
TCW Global Project Fund
1.07% due 09/01/17[1,2,3]	1,750,000	1,583,960
1.27% due 09/01/17[1,2,3]	500,000	401,410
West Coast Funding Ltd.
0.43% due 11/02/41[1,2,3,4]	2,090,042	1,935,985
Global Leveraged Capital Credit
Opportunity Fund
1.46% due 12/20/18[1,2,3]	1,288,000	1,033,697
1.06% due 12/10/181.2.3	1,000,000	883,250
Accredited Mortgage Loan Trust
0.37% due 09/25/36[1]	2,011,156	1,831,149
Rockwall CDO Ltd.
0.69% due 08/01/24[1,2,3]	1,740,241	1,509,659
GSC Partners CDO Fund Ltd.
1.30% due 10/23/17[1,2,3]	750,000	686,723
1.43% due 05/25/20[1,2,3]	750,000	653,790
KKR Financial CLO 2007-1 Corp.
2.68% due 05/15/21[1,2,3]	1,250,000	1,112,450
Black Diamond CLO 2006-1
Luxembourg S.A.
1.14% due 04/29/19[1,2,3]	1,350,000	1,084,226
Stone Tower CDO Ltd.
1.70% due 01/29/40[1,2,3]	1,250,000	1,053,763
Grayson CLO Ltd.
0.85% due 11/01/21[1,2,3]	1,200,000	980,808
Airplanes Pass Through Trust
0.77% due 03/15/19[1]	2,000,340	960,163
Centurion CDO VII Ltd.
1.85% due 01/30/16[1,2,3]	1,000,000	936,860
Zais Investment Grade Ltd.
1.73% due 07/27/18[1,2,3]	1,000,000	915,000
Gleneagles CLO Ltd.
0.99% due 11/01/17[1,2,3]	1,000,000	852,450
FM Leveraged Capital Fund II
1.28% due 11/15/20[1,2,3]	1,000,000	848,080

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Floating Rate Strategies Fund

	Face
	Amount	Value

Churchill Financial Cayman Ltd.
3.06% due 07/10/19[1,2,3]	$1,000,000	$808,910
Westchester CLO Ltd.
0.78% due 08/01/22[1,2,3]	1,000,000	801,980
Liberty CLO Ltd.
0.94% due 11/01/17[1,2,3]	1,000,000	792,800
Diversified Asset Securitization
Holdings II, LP
0.88% due 09/15/35[1,2,3]	799,523	740,422
South Coast Funding
0.80% due 08/06/39[1,2,3,4]	743,734	717,703
Drug Royalty Corporation, Inc.
5.71% due 07/15/24[1,2,3]	691,154	702,651
Genesis Clo 2007-2 Ltd.
4.46% due 01/10/16[1,2,3]	750,000	697,500
Aircraft Lease Securitisation Ltd.
0.49% due 05/10/32[1,2,3]	688,832	652,668
ACS 2007-1 Pass Through Trust
0.49% due 06/14/37[1,2,3]	690,341	621,307
Citi Holdings Liquidating Unrated
Performing Assets
due 07/26/22[2,3]	819,988	607,177
Structured Asset Receivables Trust
0.95% due 01/21/15[1,2,3]	524,271	487,572
DFR Middle Market CLO Ltd.
2.76% due 07/20/19[1,2,3]	500,000	479,015
Babcock & Brown Air Funding I Ltd.
0.54% due 11/14/33[1,2,3]	558,287	460,587
MKP CBO I Ltd.
1.09% due 05/08/39[1,2,3]	472,223	456,923
Northwind Holdings LLC
1.20% due 12/01/37[1,2,3]	560,983	448,786
Kennecott Funding Ltd.
1.26% due 01/13/18[1,2,3]	500,000	432,500
Westwood CDO Ltd.
1.04% due 03/25/21[1,2,3]	500,000	415,005
Raspro Trust
0.78% due 03/23/24[1,2,3]	490,220	414,236
Latitude CLO II Corp.
1.19% due 12/15/18[1,2,3]	500,000	412,610
Pangaea CLO Ltd.
0.95% due 10/21/21[1,2,3]	500,000	398,415
OFSI Fund Ltd.
1.23% due 09/20/19[1,2,3]	370,000	282,103
Asset Backed Securities Corporation
Home Equity
1.27% due 12/25/34[1]	350,000	278,192
Eastland CLO Ltd.
0.84% due 05/01/22[1,2,3]	350,000	277,144
ACS 2006-1 Pass Through Trust
0.49% due 06/20/31[1,2,3]	288,630	251,108
RAMP Trust
0.77% due 12/25/34[1]	250,000	210,491
Hewett’s Island Clo V Ltd.
0.81% due 12/05/18[1,2,3]	250,000	207,500
CoLTS 2007-1 Corp.
1.18% due 03/20/21[1,2,3]	250,000	205,250
Genesis Funding Ltd.
0.46% due 12/19/32[1,2,3]	214,662	187,357
NewStar Commercial Loan Trust 2006-1
0.73% due 03/30/22[1,2,3]	193,832	186,078
Whitney CLO Ltd.
2.52% due 03/01/17[1,2,3]	200,000	175,742
Castle Trust
0.97% due 05/15/27[1,2,3]	160,606	149,364
CoLTS 2005-2 Corp.
1.23% due 12/20/18[1,2,3]	145,601	143,107
Argent Securities, Inc.
0.56% due 11/25/35[1,4]	146,557	127,779
LCP Dakota Fund
10.75% due 01/16/14[2]	125,000	123,136
Vega Containervessel plc
5.56% due 02/10/21[2,3]	60,679	57,645
CapitalSource Commercial Loan Trust
0.90% due 09/20/22[1,2,3]	23,122	23,032
Total Asset Backed Securities
(Cost $37,549,775)		38,231,366
COLLATERALIZED MORTGAGE OBLIGATION†† - 1.4%
Nomura Resecuritization Trust
2012-1R,
0.66% due 04/27/18[1,2,3]	2,232,142	1,953,125
Total Collateralized Mortgage Obligation
(Cost $1,899,853)		1,953,125

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
Floating Rate Strategies Fund

	Face
	Amount	Value

CORPORATE BONDS†† - 0.7%
Consumer Discretionary - 0.5%
Continental Airlines 2012-2 Class B
Pass Thru Certificates
5.50% due 10/29/20	$400,000	$409,000
Atlas Air 1999-1 Class A-1 Pass
Through Trust
7.20% due 01/02/19	125,036	126,286
WMG Acquisition Corp.
11.50% due 10/01/18	50,000	56,250
Seminole Hard Rock Entertainment, Inc.
2.89% due 03/15/14[1,2,3]	20,000	19,800
Total Consumer Discretionary		611,336
Financials - 0.2%
USI Holdings Corp.
4.31% due 11/15/14[1,2,3]	350,000	338,625
Total Corporate Bonds
(Cost $922,260)		949,961
Total Investments - 101.2%
(Cost $140,239,356)		$142,365,708
Other Assets & Liabilities, net - (1.2)%		(1,636,510)
Total Net Assets - 100.0%		$140,729,198

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2012.
[2]	Security was acquired through a private placement.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $37,012,006 (cost $36,124,150), or 26.3% of total net assets.
[4]	All or a portion of this security was held as collateral for Reverse Repurchase Agreements at September 30, 2012. The total market value of securities held as collateral amounts to $5,109,077 — See Note 9.
[5]	Securities with no rates were unsettled at September 30, 2012. plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

Floating Rate Strategies Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $140,239,356)	$142,365,708
Cash	12,102,693
Prepaid expenses	26,884
Receivables:
Securities sold	8,533,841
Fund shares sold	1,771,280
Interest	397,302
Investment advisor	57,942
Total assets	165,255,650
Liabilities:
Reverse Repurchase Agreements	3,220,764
Payable for:
Securities purchased	20,914,002
Distributions to shareholders	166,043
Fund shares redeemed	78,402
Management fees	69,794
Distribution and service fees	25,617
Transfer agent/maintenance fees	12,862
Fund accounting/administration fees	10,201
Directors’ fees*	7,949
Miscellaneous	20,818
Total liabilities	24,526,452
Net assets	$140,729,198
Net assets consist of:
Paid in capital	$138,338,020
Undistributed net investment income	7,861
Accumulated net realized gain on investments	256,965
Net unrealized appreciation on investments	2,126,352
Net assets	$140,729,198
A-Class:
Net assets	$44,174,850
Capital shares outstanding	1,692,320
Net asset value per share	$26.10
Maximum offering price per share
(Net asset value divided by 95.25%)	$27.40
C-Class:
Net assets	$24,357,589
Capital shares outstanding	933,608
Net asset value per share	$26.09
Institutional Class:
Net assets	$72,196,759
Capital shares outstanding	2,763,921
Net asset value per share	$26.12

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

STATEMENT OF OPERATIONS

Period Ended September 30, 2012**

Investment Income:
Interest	$3,528,778
Total investment income	3,528,778
Expenses:
Management fees	379,292
Transfer agent/maintenance fees
A-Class	15,155
C-Class	4,039
Institutional Class	3,698
Distribution and service fees:
A-Class	28,029
C-Class	66,164
Fund accounting/administration fees	55,434
Registration fees	37,069
Interest expense	16,713
Directors’ fees*	11,066
Custodian fees	3,511
Miscellaneous	74,059
Total expenses	694,229
Less:
Expenses waived by Advisor	(106,088)
Expenses waived by Transfer Agent
A-Class	(14,888)
C-Class	(3,871)
Institutional Class	(2,922)
Total expenses waived	(127,769)
Net expenses	566,460
Net investment income	2,962,318
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	256,965
Net realized gain	256,965
Net change in unrealized appreciation
(depreciation) on:
Investments	2,126,352
Net change in unrealized appreciation
(depreciation)	2,126,352
Net realized and unrealized gain	2,383,317
Net increase in net assets resulting
from operations	$5,345,635

** Since commencement of operations: November 30, 2011.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Floating Rate Strategies Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2012*
Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,962,318
Net realized gain on investments	256,965
Net change in unrealized appreciation (depreciation) on investments	2,126,352
Net increase in net assets resulting from operations	5,345,635

Distributions to shareholders from:
Net investment income
A-Class	(589,604)
C-Class	(300,998)
Institutional Class	(2,064,174)
Total distributions to shareholders	(2,954,776)

Capital share transactions:
Proceeds from sale of shares
A-Class	48,021,565
C-Class	25,439,217
Institutional Class	78,198,852
Distributions reinvested
A-Class	500,768
C-Class	285,952
Institutional Class	1,805,957
Cost of shares redeemed
A-Class	(4,811,200)
C-Class	(1,616,032)
Institutional Class	(9,486,740)
Net increase from capital share transactions	138,338,339
Net increase in net assets	140,729,198

Net assets:
Beginning of period	—
End of period	$140,729,198
Undistributed net investment income at end of period	$7,861

Capital share activity:
Shares sold
A-Class	1,859,907
C-Class	985,233
Institutional Class	3,058,746
Shares issued from reinvestment of distributions
A-Class	19,365
C-Class	11,068
Institutional Class	70,100
Shares redeemed
A-Class	(186,952)
C-Class	(62,693)
Institutional Class	(364,925)
Net increase in shares	5,389,849

* Since commencement of operations: November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

FLOATING RATE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Period Ended
	September 30,	September 30,
	2012[a]	2012[a]
	A-Class	C-Class
Per Share Data
Net asset value, beginning of period	$25.00	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.09	.93
Net gain on investments (realized and unrealized)	.97	.98
Total from investment operations	2.06	1.91
Less distributions from:
Net investment income	(.96)	(.82)
Total distributions	(.96)	(.82)
Net asset value, end of period	$26.10	$26.09

Total Return[d]	8.37%	7.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,175	$24,358
Ratios to average net assets:
Net investment income	5.13%	4.36%
Total expenses	1.39%	2.06%
Net expenses[c]	1.06%	1.80%
Portfolio turnover rate	61%	61%

		Period Ended
		September 30,
		2012[a]
		Institutional Class
Per Share Data
Net asset value, beginning of period		$25.00
Income (loss) from investment operations:
Net investment income[b]		1.10
Net gain on investments (realized and unrealized)		1.02
Total from investment operations		2.12
Less distributions from:
Net investment income		(1.00)
Total distributions		(1.00)
Net asset value, end of period		$26.12

Total Return[d]		8.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)		$72,197
Ratios to average net assets:
Net investment income		5.16%
Total expenses		0.99%
Net expenses[c]		0.80%
Portfolio turnover rate		61%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Reflects expense ratios after expense waivers, and may include interest or dividend expense. Excluding interest or dividend expense, the operating expense ratio for the current period would be 0.05%, 0.04% and 0.03% lower for the A-Class, C-Class and Institutional Class, respectively.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders

Guggenheim Investments High Yield Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Portfolio Manager at the Investment Manager and Chief Investment Officer and a Managing Partner at Guggenheim Partners Investment Management, LLC (“GPIM”); Jeffrey B. Abrams, Portfolio Manager at the Investment Manager and Senior Managing Director and Portfolio Manager at GPIM; and Kevin H. Gundersen, Portfolio Manager of the Investment Manager and Managing Director and Portfolio Manager at GPIM. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the nine-month period beginning at the Fund's previous fiscal year-end, which was December 31, 2011, until September 30, 2012. In August 2012, when the Fund's portfolio managers changed, its fiscal year-end was moved from December 31 to September 30.

For the period from December 31, 2011, through September 30, 2012, the Guggenheim Investments High Yield Fund returned 12.93%1, compared with the 12.13% return of its benchmark, the Barclays U.S. High Yield® Index.

Effective August 2012, the Fund experienced a change in individuals managing the portfolio, although Guggenheim Investments continues to serve as the Fund’s investment manager. The change in the portfolio management team does not affect the investment objective of the Fund, which is to seek high current income, with capital appreciation as a secondary objective. The Fund pursues its objective by investing at least 80% of its assets, under normal market conditions, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization. Its investment approach combines a top-down macroeconomic view with a bottom-up process to identify high yield securities, emphasizing rigorous credit analysis and relative value in selecting securities.

The portfolio management changes will provide shareholders with access to the fixed-income capabilities of Guggenheim Investments, which has extensive experience in the global credit markets, managing a wide range of fixed-income strategies.

Since the new portfolio management team assumed responsibility for the portfolio in August 2012, it has been applying its philosophy of conducting high-level credit work on individual securities to ensure that the portfolio is built according to the team’s fundamental bottom-up standards. Among the changes being made by the team are adding bank loans to the portfolio; selectively going down the credit spectrum to add single B and high-quality CCC credits; and underweighting credits rated BB, the most liquid, safest part of the high yield market.

The management team believes that B-rated bank loans offer comparable risk profiles to BB-rated high yield credits, in addition to high yields, seniority in the capital structure and low sensitivity to interest rates. The team also believes single B and CCC credits offer better relative value than credits in the BB range, although no credit is added to the portfolio without undergoing Guggenheim Investments’ rigorous analysis. In addition, most securities rated BB are currently trading at a premium; with their strong correlation to U.S. Treasuries, the team sees greater value in other areas of the leveraged credit market. We expect relative performance of BB-rated bonds to suffer as the economy improves.

Historically, the team’s approach to the high yield sector has been to build tightly risk managed portfolios that are competitive in up markets, yet outperform in down markets due to the quality and strength of securities in the Fund. The

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

MANAGER’S COMMENTARY (Unaudited) (concluded)

changes the team has introduced should alter the characteristics of the portfolio, namely reducing the portfolio’s duration and lowering the portfolio’s overall risk. The team also aims for a yield advantage to the benchmark.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

High Yield Fund

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

	1 Year	5 Year	10 Year
A-Class Shares	19.25%	7.78%	9.26%
A-Class Shares with sales charge†	13.62%	6.74%	8.73%
B-Class Shares	19.54%	8.10%	9.05%
B-Class Shares with CDSC‡	14.54%	7.82%	9.05%
C-Class Shares	18.29%	7.02%	8.46%
C-Class Shares with CDSC§	17.29%	7.02%	8.46%
Barclays U.S. High Yield Index	19.37%	9.34%	10.98%

		Since Inception
	1 Year	(07/11/08)
Institutional Class Shares	19.58%	10.68%
Barclays U.S. High Yield Index	19.37%	12.27%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 5, 1996
B-Class	August 5, 1996
C-Class	May 1, 2000
Institutional Class	July 11, 2008

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

Rating
Fixed Income Instruments
B	16.0%
BB	15.2%
CCC+	14.9%
B-	13.5%
B+	13.3%
NR	6.1%
BB-	5.6%
Other - Investment Grade	7.3%
Other - Non-Investment Grade	6.0%
Other Instruments
Common Stocks	1.3%
Warrants	0.6%
Preferred Stocks	0.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	September 30, 2012
High Yield Fund

	Shares	Value

COMMON STOCKS† - 1.4%

Consumer Discretionary - 0.9%
Sonic Automotive, Inc. — Class A	15,103	$286,655
Metro-Goldwyn-Mayer, Inc.†††	7,040	225,280
New Young Broadcasting Holding Co.††	68	204,000
Total Consumer Discretionary		715,935
Energy - 0.3%
Stallion Oilfield Holdings Ltd.†††	8,257	255,967
Financials - 0.2%
CIT Group, Inc.*	4,569	179,973
Leucadia National Corp.	81	1,843
Total Financials		181,816
Total Common Stocks
(Cost $807,081)		1,153,718
PREFERRED STOCKS††† - 0.2%
Medianews Group, Inc.*	11,074	138,425
U.S. Shipping Corp.*	14,718	3,680
Total Preferred Stocks
(Cost $535,573)		142,105
WARRANTS†† - 0.7%
New Young Broadcasting Holding Co.
12/29/26*	185	555,000
Reader’s Digest Association, Inc.
2/19/14*,†††,1	319	3
Total Warrants
(Cost $360,750)		555,003

	Face
	Amount
CORPORATE BONDS†† - 94.5%
Consumer Discretionary - 24.0%
VWR Funding, Inc.
10.75% due 06/30/17[2,3]	$1,903,231	1,884,199
Caesars Operating Escrow LLC/
Caesars Escrow Corp.
9.00% due 02/15/20[2,3]	1,750,000	1,767,500
American Axle & Manufacturing
Holdings, Inc.
9.25% due 01/15/17[2,3]	1,500,000	1,676,249
Travelport LLC
9.88% due 09/01/14	2,000,000	1,600,000
Sonic Automotive, Inc.
9.00% due 03/15/18	1,100,000	1,201,750
Midwest Gaming Borrower LLC/
Midwest Finance Corp.
11.63% due 04/15/16[2,3]	1,000,000	1,102,500
Wolverine World Wide, Inc.
6.13% due 10/15/20[2,3]	1,000,000	1,030,000
Sabre, Inc.
8.50% due 05/15/19[2,3]	950,000	976,125
Yonkers Racing Corp.
11.38% due 07/15/16[2,3]	900,000	972,000
Continental Airlines 2012-2
Class B Pass Thru Certificates
5.50% due 10/29/20	950,000	971,375
WMG Acquisition Corp.
11.50% due 10/01/18	750,000	843,750
Sally Holdings LLC
6.88% due 11/15/19	700,000	778,749
Catalent Pharma Solutions, Inc.
7.88% due 10/15/18[2,3]	750,000	761,250
Snoqualmie Entertainment Authority
9.13% due 02/01/15[2,3]	637,000	644,963
GRD Holdings III Corp.
10.75% due 06/01/19[2,3]	625,000	626,563
Burlington Coat Factory Warehouse Corp.
10.00% due 02/15/19	550,000	608,438
Rural/Metro Corp.
10.13% due 07/15/19[2,3]	500,000	496,250
Stanadyne Corp.
10.00% due 08/15/14	500,000	466,250
INTCOMEX, Inc.
13.25% due 12/15/14	400,000	408,000
Baker & Taylor, Inc.
11.50% due 07/01/13[2,3]	330,000	330,000
AmeriGas Finance LLC/
AmeriGas Finance Corp.
7.00% due 05/20/22	250,000	269,375
Jacobs Entertainment, Inc.
9.75% due 06/15/14	260,000	260,000
Suburban Propane Partners
Limited Partnership/
Suburban Energy Finance Corp.
7.38% due 08/01/21[2,3]	211,000	225,243
7.50% due 10/01/18[2,3]	168,000	179,760
Lamar Media Corp.
5.88% due 02/01/22	125,000	133,125
AutoNation, Inc.
6.75% due 04/15/18	100,000	112,375
ServiceMaster Co.
8.00% due 02/15/20	100,000	106,000
Brown Shoe Company, Inc.
7.13% due 05/15/19	100,000	102,250
Sealy Mattress Co.
10.88% due 04/15/16[2,3]	80,000	87,400
Metaldyne Corp.
11.00% due 06/15/12†††,1,4	500,000	—
Total Consumer Discretionary		20,621,439
Financials - 20.2%
Nelnet, Inc.
3.74% due 09/29/36[5]	6,270,000	5,064,680
Icahn Enterprises Limited Partnership
8.00% due 01/15/18	2,000,000	2,145,000
Ally Financial, Inc.
8.00% due 11/01/31	1,400,000	1,612,331
ILFC E-Capital Trust I
4.52% due 12/21/65[2,3,5]	2,000,000	1,360,000

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
HIGH YIELD FUND

	Face
	Amount	Value
E*TRADE Financial Corp.
12.50% due 11/30/17	$1,100,000	$1,249,875
CNL Lifestyle Properties, Inc.
7.25% due 04/15/19	1,300,000	1,231,750
Nationstar Mortgage LLC/
Nationstar Capital Corp.
7.88% due 10/01/20[2,3]	1,000,000	1,017,500
Nuveen Investments, Inc.
9.13% due 10/15/17[2,3]	1,025,000	1,017,313
Hub International Ltd.
8.13% due 10/15/18[2,3]	1,000,000	1,012,500
Serta Simmons Holdings LLC
8.13% due 10/01/20[2,3]	1,000,000	1,012,500
Rabobank Capital Funding Trust II
5.26% due 12/31/49[2,3,5,6]	500,000	497,006
Total Financials		17,220,455
Energy - 19.2%
Westmoreland Coal Co.
10.75% due 02/01/18	1,600,000	1,552,000
Midstates Petroleum Company
Incorporated/ Midstates
Petroleum Co LLC
10.75% due 10/01/20[2,3]	1,000,000	1,042,499
Hiland Partners Limited Partnership/
Hiland Partners Finance Corp.
7.25% due 10/01/20[2,3]	1,000,000	1,040,000
BreitBurn Energy Partners
Limited Partnership/
BreitBurn Finance Corp.
7.88% due 04/15/22[2,3]	1,000,000	1,035,000
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corp.
8.25% due 04/15/18	1,000,000	1,032,500
SandRidge Energy, Inc.
7.50% due 03/15/21	1,000,000	1,030,000
QEP Resources, Inc.
5.25% due 05/01/23	750,000	766,875
5.38% due 10/01/22	250,000	258,750
Bristow Group, Inc.
6.25% due 10/15/22	1,000,000	1,023,750
Magnum Hunter Resources Corp.
9.75% due 05/15/20[2,3]	1,000,000	1,020,000
Atlas Pipeline Partners Limited
Partnership/Atlas Pipeline
Finance Corp.
6.63% due 10/01/20[2,3]	1,000,000	1,017,500
Crestwood Midstream Partners
Limited Partnership/Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	1,000,000	1,015,000
Eagle Rock Energy Partners
Limited Partnership/Eagle Rock
Energy Finance Corp.
8.38% due 06/01/19[2,3]	1,000,000	982,500
Stallion Oilfield Holdings Ltd.
10.50% due 02/15/15	745,000	802,738
Bill Barrett Corp.
7.00% due 10/15/22	750,000	770,625
Tesoro Logistics Limited
Partnership/Tesoro Logistics
Finance Corp.
5.88% due 10/01/20[2,3]	700,000	717,500
Exterran Holdings, Inc.
7.25% due 12/01/18	500,000	526,250
SM Energy Co.
6.50% due 11/15/21	350,000	371,000
Drill Rigs Holdings, Inc.
6.50% due 10/01/17[2,3]	225,000	223,594
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	100,000	102,000
Chesapeake Oilfield Operating LLC/
Chesapeake Oilfield Finance, Inc.
6.63% due 11/15/19[2,3]	45,000	43,200
SemGroup, LP
8.75% due 11/15/15†††,1,4	1,300,000	—
Total Energy		16,373,281
Health Care - 7.4%
IASIS Healthcare LLC/IASIS
Capital Corp.
8.38% due 05/15/19	1,750,000	1,671,250
Apria Healthcare Group, Inc.
11.25% due 11/01/14	900,000	922,500
12.38% due 11/01/14	500,000	487,500
Biomet, Inc.
6.50% due 08/01/20[2,3]	825,000	854,906
Community Health Systems, Inc.
8.00% due 11/15/19	600,000	658,500
HCA, Inc.
5.88% due 03/15/22	500,000	541,875
Hologic, Inc.
6.25% due 08/01/20[2,3]	500,000	530,000
Symbion, Inc.
11.00% due 08/23/15	317,628	316,040
Grifols, Inc.
8.25% due 02/01/18	250,000	276,250
STHI Holding Corp.
8.00% due 03/15/18[2,3]	50,000	53,250
Total Health Care		6,312,071
Telecommunication Services - 6.2%
Avaya, Inc.
10.13% due 11/01/15	1,250,000	1,115,625
9.75% due 11/01/15	600,000	532,500
Zayo Group LLC/Zayo Capital, Inc.
10.13% due 07/01/20	1,000,000	1,105,000
Univision Communications, Inc.
6.75% due 09/15/22[2,3]	1,000,000	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
HIGH YIELD FUND

	Face
	Amount	Value
Open Solutions, Inc.
9.75% due 02/01/15[2,3]	$750,000	$637,500
CommScope, Inc.
8.25% due 01/15/19[2,3]	250,000	270,000
Baker & Taylor Acquisitions Corp.
15.00% due 04/01/17[2,3]	330,000	254,100
Clearwire Communications LLC
12.00% due 12/01/15[2,3]	250,000	247,500
Cogent Communications Group, Inc.
8.38% due 02/15/18[2,3]	100,000	108,500
Total Telecommunication Services		5,270,725
Consumer Staples - 5.6%
American Achievement Corp.
10.88% due 04/15/16[2,3]	1,950,000	1,691,625
Reynolds Group Issuer
Incorporated/Reynolds Group Issuer
LLC/Reynolds Group Issuer Lu
5.75% due 10/15/20[2,3]	1,000,000	1,000,000
Bumble Bee Holdco SCA
9.63% due 03/15/18[2,3]	900,000	861,750
Constellation Brands, Inc.
4.63% due 03/01/23	750,000	765,000
Bumble Bee Acquisition Corp.
9.00% due 12/15/17[2,3]	250,000	261,563
Armored Autogroup, Inc.
9.25% due 11/01/18	200,000	179,000
Total Consumer Staples		4,758,938
Industrials - 4.8%
Huntington Ingalls Industries, Inc.
7.13% due 03/15/21	1,250,000	1,345,312
International Lease Finance Corp.
5.65% due 06/01/14	1,000,000	1,047,600
CEVA Group plc
8.38% due 12/01/17[2,3]	750,000	722,813
Alion Science & Technology Corp.
10.25% due 02/01/15	1,000,000	570,000
Covanta Holding Corp.
6.38% due 10/01/22	250,000	271,794
Briggs & Stratton Corp.
6.88% due 12/15/20	100,000	109,000
Total Industrials		4,066,519
Information Technology - 3.7%
First Data Corp.
8.75% due 01/15/22[2,3]	1,050,000	1,057,875
Stream Global Services, Inc.
11.25% due 10/01/14	1,000,000	1,040,000
ViaSat, Inc.
6.88% due 06/15/20[2,3]	1,000,000	1,035,000
Total Information Technology		3,132,875
Utilities - 2.0%
Elwood Energy LLC
8.16% due 07/05/26	1,462,920	1,470,234
Red Oak Power LLC
8.54% due 11/30/19	255,846	273,116
Total Utilities		1,743,350
Materials - 1.4%
IAMGOLD Corp.
6.75% due 10/01/20[2,3]	1,000,000	980,000
Ineos Finance plc
9.00% due 05/15/15[2,3]	100,000	105,750
Kraton Polymers LLC/Kraton
Polymers Capital Corp.
6.75% due 03/01/19	100,000	103,000
Total Materials		1,188,750
Total Corporate Bonds
(Cost $79,853,231)		80,688,403
CONVERTIBLE BONDS†† - 3.3%
Financials - 2.3%
Forest City Enterprises, Inc.
5.00% due 10/15/16	1,000,000	1,356,875
E*TRADE Financial Corp.
0.00% due 08/31/19	750,000	661,406
Total Financials		2,018,281
Energy - 1.0%
USEC, Inc.
3.00% due 10/01/14	2,200,000	862,125
Total Convertible Bonds
(Cost $3,701,819)		2,880,406
SENIOR FLOATING RATE INTERESTS††,7 - 1.7%
Bank Loans - 1.2%
One Call Medical, Inc.
6.99% due 08/22/19	600,000	597,750
Panda Sherman Power LLC
due 09/12/18	425,000	425,000
Total Bank Loans		1,022,750

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
High Yield Fund

	Face
	Amount	Value
Industrials - 0.3%
Panolam Industries International, Inc.
7.25% due 08/22/17	$250,000	$248,125
Information Technology - 0.1%
Sabre Holdings Corp.
2.21% due 03/30/14	111,701	111,162
Consumer Discretionary - 0.1%
Medianews Group, Inc.
8.49% due 01/15/14†††,1	100,775	97,752
Total Senior Floating Rate Interests
(Cost $1,455,561)		1,479,789
Total Investments - 101.8%
(Cost $86,714,015)		$86,899,424
Other Assets & Liabilities, net - (1.8)%		(1,535,303)
Total Net Assets - 100.0%		$85,364,121

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, except otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Security was acquired through a private placement.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $37,470,746 (cost $37,526,125), or 43.9% of total net assets.
[4]	Security is in default of interest and/or principal obligations.
[5]	Variable rate security. Rate indicated is rate effective at September 30, 2012.
[6]	Perpetual maturity.
[7]	Securities with no rates were unsettled at September 30, 2012. plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

High Yield Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $86,714,015)	$86,899,424
Cash	1,976,690
Prepaid expenses	32,795
Receivables:
Securities sold	3,400,934
Interest	1,512,774
Fund shares sold	214,246
Other	33,000
Investment advisor	26,916
Foreign taxes reclaim	680
Dividends	377
Total assets	94,097,836
Liabilities:
Payable for:
Securities purchased	8,396,125
Fund shares redeemed	132,085
Distributions to shareholders	43,410
Management fees	42,667
Transfer agent/maintenance fees	37,084
Distribution and service fees	20,877
Directors’ fees*	8,375
Fund accounting/administration fees	6,755
Miscellaneous	46,337
Total liabilities	8,733,715
Net assets	$85,364,121
Net assets consist of:
Paid in capital	$82,610,522
Undistributed net investment income	1,308,972
Accumulated net realized gain on investments	1,226,218
Net unrealized appreciation on investments	218,409
Net assets	$85,364,121
A-Class:
Net assets	$64,174,300
Capital shares outstanding	5,369,686
Net asset value per share	$11.95
Maximum offering price per share
(Net asset value divided by 95.25%)	$12.55
B-Class:
Net assets	$2,162,166
Capital shares outstanding	181,826
Net asset value per share	$11.89
C-Class:
Net assets	$9,054,053
Capital shares outstanding	752,543
Net asset value per share	$12.03
Institutional Class:
Net assets	$9,973,602
Capital shares outstanding	1,007,299
Net asset value per share	$9.90

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

STATEMENT OF OPERATIONS

	Period January 1,	Year Ended
	2012 to September	December 31,
	30, 2012**	2011

Investment Income:
Interest	$6,189,626	$12,010,557
Dividends	1,503	9,441
Other Income	—	48
Total investment income	6,191,129	12,020,046

Expenses:
Management fees	446,356	885,931
Transfer agent/maintenance fees	—	283,495
A-Class	140,452	—
B-Class	13,007	—
C-Class	22,527	—
Institutional Class	9,659	—
Distribution and service fees:
A-Class	142,613	313,235
C-Class	88,332	116,418
Fund accounting/administration fees	70,672	140,270
Custodian fees	17,895	33,674
Directors’ fees*	12,844	18,805
Miscellaneous	153,588	249,692
Total expenses	1,117,945	2,041,520
Less:
Expenses waived by Advisor	(205,368)	(233,763)
Net expenses	912,577	1,807,757
Net investment income	5,278,552	10,212,289

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,112,505	5,047,939
Net realized gain	1,112,505	5,047,939
Net change in unrealized appreciation
(depreciation) on:
Investments	5,766,663	(14,602,419)
Net change in unrealized appreciation
(depreciation)	5,766,663	(14,602,419)
Net realized and unrealized gain	6,879,168	(9,554,480)
Net increase in net assets resulting
from operations	$12,157,720	$657,809

** The Fund changed its fiscal year end from December 31 to September 30 in 2012.

26 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2012 to	December 31,	December 31,
	September 30, 2012*	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment income	$5,278,552	$10,212,289	$13,846,494
Net realized gain on investments	1,112,505	5,047,939	5,742,829
Net change in unrealized appreciation (depreciation) on investments	5,766,663	(14,602,419)	5,617,270
Net increase in net assets resulting from operations	12,157,720	657,809	25,206,593

Distributions to shareholders from:
Net investment income
A-Class	(3,794,865)	(9,503,356)	(11,828,974)
B-Class	(136,661)	(321,004)	(448,396)
C-Class	(533,877)	(845,691)	(631,260)
Institutional Class	(502,481)	(794,532)	(423,419)
Net realized gains
A-Class	—	(2,023,876)	—
B-Class	—	(65,464)	—
C-Class	—	(184,870)	—
Institutional Class	—	(219,881)	—
Total distributions to shareholders	(4,967,884)	(13,958,674)	(13,332,049)

Capital share transactions:
Proceeds from sale of shares
A-Class	39,677,635	285,417,604	247,782,910
B-Class	286,690	1,181,854	1,173,941
C-Class	18,502,604	19,628,519	6,026,430
Institutional Class	3,379,837	7,781,891	5,183,291
Redemption fees collected
A-Class	1,827	—	—
B-Class	63	—	—
C-Class	229	—	—
Institutional Class	212	—	—
Distributions reinvested
A-Class	3,390,026	9,482,332	9,662,620
B-Class	129,805	345,368	379,938
C-Class	467,126	868,523	514,152
Institutional Class	452,903	929,031	214,905
Cost of shares redeemed
A-Class	(70,694,292)	(371,628,857)	(251,624,272)
B-Class	(1,218,837)	(3,114,490)	(4,070,406)
C-Class	(18,578,700)	(21,164,791)	(4,967,439)
Institutional Class	(2,332,159)	(2,080,139)	(5,378,300)
Net incease (decrease) from capital share transactions	(26,535,031)	(72,353,155)	4,897,770
Net decrease in net assets	(19,345,195)	(85,654,020)	16,772,314

Net assets:
Beginning of period	104,709,316	190,363,336	173,591,022
End of period	$85,364,121	$104,709,316	$190,363,336
Undistributed net investment income at end of period	$1,308,972	$1,113,271	$2,033,753

* The Fund changed its fiscal year end from December 31 to September 30 in 2012.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 27

High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period	Year Ended	Year Ended
	January 1, 2012 to	December 31,	December 31,
	September 30, 2012*	2011	2010

Capital share activity:
Shares sold
A-Class	3,453,045	23,246,028	19,834,182
B-Class	25,030	93,178	93,900
C-Class	1,600,977	1,596,113	479,161
Institutional Class	348,346	701,478	481,524
Shares issued from reinvestment of distributions
A-Class	291,535	788,802	772,440
B-Class	11,222	28,926	30,426
C-Class	39,971	72,096	40,831
Institutional Class	46,960	93,844	19,961
Shares redeemed
A-Class	(6,111,659)	(29,676,304)	(20,139,382)
B-Class	(105,354)	(250,564)	(325,564)
C-Class	(1,601,937)	(1,746,185)	(391,506)
Institutional Class	(241,428)	(196,001)	(500,413)
Net increase (decrease) in shares	(2,243,292)	(5,248,589)	395,560

* The Fund changed its fiscal year end from December 31 to September 30 in 2012.

28 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

High Yield Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2012[h]	2011	2010	2009	2008	2007
Per Share Data
Net asset value, beginning of period	$11.12	$12.89	$12.07	$7.70	$12.14	$12.75
Income (loss) from investment operations:
Net investment income[b]	.58	.87	.96	.90	.90	.87
Net gain (loss) on investments (realized and unrealized)	.84	(1.30)	.78	4.30	(4.48)	(.64)
Total from investment operations	1.42	(.43)	1.74	5.20	(3.58)	.23
Less distributions from:
Net investment income	(.59)	(1.07)	(.92)	(.83)	(.86)	(.84)
Net realized gains	—	(.27)	—	—	—	—
Return of capital	—	—	—	(—)[c]	—	—
Total distributions	(.59)	(1.34)	(.92)	(.83)	(.86)	(.84)
Redemption fees collected	— [d]	—	—	—	—	—
Net asset value, end of period	$11.95	$11.12	$12.89	$12.07	$7.70	$12.14

Total Return[g]	12.93%	(3.50%)	14.92%	70.53%	(31.09%)	1.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,174	$86,041	$172,443	$155,899	$50,299	$50,917
Ratios to average net assets:
Net investment income	7.19%	6.92%	7.69%	8.49%	8.61%	6.90%
Total expenses	1.44%	1.34%	1.28%	1.41%	1.45%	1.42%
Net expenses[e]	1.17%	1.18%	1.14%	1.10%	1.14%	1.25%
Portfolio turnover rate	55%	102%	77%	53%	29%	54%

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
B-Class	2012[a,h]	2011[a]	2010[a]	2009[a]	2008[a]	2007[a]
Per Share Data
Net asset value, beginning of period	$11.07	$12.84	$12.05	$7.67	$12.09	$12.70
Income (loss) from investment operations:
Net investment income[b]	.62	.92	1.00	.92	.92	.90
Net gain (loss) on investments (realized and unrealized)	.81	(1.32)	.78	4.30	(4.46)	(.63)
Total from investment operations	1.43	(.40)	1.78	5.22	(3.54)	.27
Less distributions from:
Net investment income	(.61)	(1.10)	(.99)	(.84)	(.88)	(.88)
Net realized gains	—	(.27)	—	—	—	—
Return of capital	—	—	—	(—)[c]	—	—
Total distributions	(.61)	(1.37)	(.99)	(.84)	(.88)	(.88)
Redemption fees collected	— [d]	—	—	—	—	—
Net asset value, end of period	$11.89	$11.07	$12.84	$12.05	$7.67	$12.09

Total Return[g]	13.20%	(3.32%)	15.28%	71.07%	(30.90%)	2.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,162	$2,777	$4,872	$6,996	$4,089	$3,027
Ratios to average net assets:
Net investment income	7.43%	7.38%	8.01%	9.08%	9.05%	7.16%
Total expenses	1.62%	1.10%	1.04%	1.19%	1.23%	1.18%
Net expenses[e]	0.92%	0.94%	0.89%	0.85%	0.88%	1.00%
Portfolio turnover rate	55%	102%	77%	53%	29%	54%

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 29

High Yield Fund

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2012[h]	2011	2010	2009	2008	2007
Per Share Data
Net asset value, beginning of period	$11.20	$12.97	$12.14	$7.73	$12.16	$12.76
Income (loss) from investment operations:
Net investment income[b]	.56	.79	.87	.83	.83	.78
Net gain (loss) on investments (realized and unrealized)	.80	(1.32)	.79	4.33	(4.49)	(.63)
Total from investment operations	1.36	.53	1.66	5.16	(3.66)	.15
Less distributions from:
Net investment income	(.53)	(.97)	(.83)	(.75)	(.77)	(.75)
Net realized gains	—	(.27)	—	—	—	—
Return of capital	—	—	—	(—)[c]	—	—
Total distributions	(.53)	(1.24)	(.83)	(.75)	(.77)	(.75)
Redemption fees collected	— [d]	—	—	—	—	—
Net asset value, end of period	$12.03	$11.20	$12.97	$12.14	$7.73	$12.16

Total Return[g]	12.33%	(4.30%)	14.07%	69.42%	(31.57%)	1.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,054	$7,991	$10,264	$8,048	$5,865	$1,574
Ratios to average net assets:
Net investment income	6.37%	6.32%	6.92%	8.11%	8.45%	6.16%
Total expenses	2.19%	2.08%	2.04%	2.19%	2.28%	2.18%
Net expenses[e]	1.92%	1.94%	1.89%	1.85%	1.87%	2.00%
Portfolio turnover rate	55%	102%	77%	53%	29%	54%

30 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

High Yield Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,	December 31,	December 31,
Institutional Class	2012[h]	2011	2010	2009	2008[f]
Per Share Data
Net asset value, beginning of period	$9.26	$10.96	$10.47	$6.74	$10.00
Income (loss) from investment operations:
Net investment income[b]	.55	.79	.86	.81	.38
Net gain (loss) on investments (realized and unrealized)	.64	(1.12)	.68	3.76	(3.22)
Total from investment operations	1.19	(.33)	1.54	4.57	(2.84)
Less distributions from:
Net investment income	(.55)	(1.10)	(1.05)	(.84)	(.42)
Net realized gains	—	(.27)	—	—	—
Return of capital	—	—	—	(—)[c]	—
Total distributions	(.55)	(1.37)	(1.05)	(.84)	(.42)
Redemption fees collected	— [d]	—	—	—	—
Net asset value, end of period	$9.90	$9.26	$10.96	$10.47	$6.74

Total Return[g]	13.17%	(3.30%)	15.33%	71.18%	(28.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,974	$7,900	$2,785	$2,649	$811
Ratios to average net assets:
Net investment income	7.42%	7.61%	7.99%	8.79%	9.51%
Total expenses	1.11%	1.08%	1.02%	1.16%	1.33%
Net expenses[e]	0.92%	0.95%	0.89%	0.85%	0.85%
Portfolio turnover rate	55%	102%	77%	53%	29%

[a]	Effective December 31, 2006, B-Class shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD). Sales cap regulations, per share information reflects this change. This fee will be reinstated when sales reach above the sales cap limit.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Distributions from return of capital are less than $0.01 per share.

[d]	Redemption fees collected are less than $0.01 per share.
[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Since commencement of operations: July 11, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[h]	The fund changed its fiscal year end from December 31 to September 30.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 31

Manager’s Commentary (Unaudited)	September 30, 2012

To Our Shareholders

Guggenheim Investments Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chief Investment Officer; Anne B. Walsh, Senior Managing Director; Kevin H. Gundersen, Managing Director and Portfolio Manager; and James W. Michal, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the abbvreviated fiscal year ended September 30, 2012.

For the abbreviated annual fiscal period from the Fund’s inception date of November 30, 2011, through September 30, 2012, the Guggenheim Investments Macro Opportunities Fund returned 10.19%1, compared with the 0.07% return of its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities.

The Fund also may seek certain exposures through derivative transactions, which may also create economic leverage in the Fund. The Fund may engage, without limit, in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Guggenheim Investments uses a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. Guggenheim Investments seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. Guggenheim Investments’ investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns.

For the period, monetary stimulus provided by central banks across the globe combined with elevated demand by investors for yield drove spreads and overall yields tighter. Volatility still persisted as risks posed by a tenuous U.S. economic recovery and systemic risks posed by Spain and Greece led to some choppiness throughout the period.

Global equity markets, structured credit, and corporate bonds rallied on the back of monetary stimulus, with the main drivers of positive performance being high yield corporate bonds, asset-backed securities (ABS), and collateralized loan obligations (CLOs). Macroeconomic-themed trades were another positive contributor, as monetary stimulus boosted gold and European equities.

Detractors to performance included several corporate credit positions that experienced mark-to-market weakness given specific credit or industry outlooks. Guggenheim continues to believe that corporate fundamentals will remain positive as accommodation and low borrowing rates will remain supportive of corporate credits.

From an asset allocation perspective, sustained periods of low nominal interest rates coupled with improving corporate fundamentals increase the attractiveness of higher yielding, fixed income securities. We continue to see value in fundamentally strong, but seemingly out-of-favor, lower-rated securities, particularly in high yield bonds and bank loans. The willingness of policymakers to flood the markets with additional liquidity, if necessary, should also keep interest rates low and allow access to the capital markets for leveraged credit issuers.

32 | the GUGGENHEIM FUNDS annual report

Manager’s Commentary (Unaudited) (concluded)

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund may invest in, and there can be no assurance that a highly liquid secondary market will develop. • The Fund may be exposed to the commodity markets which may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

the GUGGENHEIM FUNDS annual report | 33

performance report and FUND PROFILE (Unaudited)	September 30, 2012

Macro Opportunities Fund

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Cumulative Fund Performance*

Annual Returns*

Period Ended 09/30/12

Since Inception
(11/30/11)
A-Class Shares	10.19%
A-Class Shares with sales charge‡	4.94%
C-Class Shares	9.54%
C-Class Shares with CDSC†	8.54%
Institutional Class Shares	10.55%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
Institutional Class	November 30, 2011

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

Rating
Fixed Income Instruments
B	15.9%
B+	9.8%
A	7.2%
NR	7.1%
BBB-	7.0%
BBB+	6.7%
A+	5.8%
Other - Investment Grade	27.2%
Other - Non-Investment Grade	9.5%
Other Instruments
Preferred Stocks	2.1%
Exchanged Traded Funds	1.7%
Options Purchased	0.3%
Options Written	-0.3%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

34 | the GUGGENHEIM FUNDS annual report

SCHEDULE OF INVESTMENTS	September 30, 2012
Macro Opportunities Fund

	Shares	Value

PREFERRED STOCKS† - 2.2%
GSC Partners CDO Fund Limited/GSC
Partners CDO Fund Corp.
due 11/20/16*,1,2,3	5,200	$2,110,725
Reinsurance Group of America, Inc.
6.20% due 09/15/42*,1	70,000	1,846,600
Whitehorse II Ltd.
due 06/15/17*,1,2,3	2,100,000	971,250
Total Preferred Stocks
(Cost $4,697,250)		4,928,575

EXCHANGE TRADED FUNDS† - 1.8%
ProShares UltraShort 20+ Year Treasury*	117,600	1,833,384
iShares MSCI Germany Index Fund	67,242	1,518,324
iShares MSCI Spain Index Fund	22,730	629,394
Total Exchange Traded Funds
(Cost $3,845,824)		3,981,102

	Face
	Amount
CORPORATE BONDS†† - 44.7%
Financials - 14.8%
ING US, Inc.
5.50% due 07/15/22[2,3,6]	$2,400,000	2,503,641
General Electric Capital Corp.
7.13% due 12/15/49[1,4,6]	2,150,000	2,396,002
Infinity Property & Casualty Corp.
5.00% due 09/19/22	2,250,000	2,341,844
Macquarie Group Ltd.
6.25% due 01/14/21[2,3]	1,250,000	1,352,250
7.63% due 08/13/19[2,3]	750,000	869,475
Jefferies Group, Inc.
6.88% due 04/15/21[6]	1,900,000	2,044,875
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[2,3,6]	1,800,000	1,885,500
StanCorp Financial Group, Inc.
5.00% due 08/15/22[6]	1,750,000	1,805,603
QBE Capital Funding III Ltd.
7.25% due 05/24/41[1,2,3]	1,650,000	1,670,625
Hospitality Properties Trust
5.00% due 08/15/22	1,500,000	1,575,813
Nationwide Mutual Insurance Co.
9.38% due 08/15/39[2,3]	1,100,000	1,505,187
Susquehanna Bancshares, Inc.
5.38% due 08/15/22	1,400,000	1,462,923
Nationstar Mortgage LLC/
Nationstar Capital Corp.
7.88% due 10/01/20[2,3]	950,000	966,625
9.63% due 05/01/19[2,3]	390,000	424,125
City National Bank
5.38% due 07/15/22	1,000,000	1,065,497
Prudential Financial, Inc.
5.88% due 09/15/42[1]	1,000,000	1,025,000
CNO Financial Group, Inc.
6.38% due 10/01/20[2,3]	1,000,000	1,020,000
Nuveen Investments, Inc.
9.13% due 10/15/17[2,3]	1,000,000	992,500
Hub International Ltd.
8.13% due 10/15/18[2,3]	900,000	911,250
Symetra Financial Corp.
6.13% due 04/01/16[2,3,6]	750,000	811,354
Vesey Street Investment Trust I
4.40% due 09/01/16[5]	750,000	802,531
Blackstone Holdings Finance Company LLC
4.75% due 02/15/23[2,3]	500,000	521,318
5.88% due 03/15/21[2,3]	200,000	222,760
Serta Simmons Holdings LLC
8.13% due 10/01/20[2,3]	650,000	658,125
Entertainment Properties Trust
5.75% due 08/15/22[6]	600,000	623,002
Primerica, Inc.
4.75% due 07/15/22	500,000	530,327
Icahn Enterprises Limited Partnership/
Icahn Enterprises Finance Corp.
7.75% due 01/15/16[6]	250,000	260,625
USI Holdings Corp.
9.75% due 05/15/15[2,3,6]	250,000	252,813
Axis Bank Ltd.
5.13% due 09/05/17[2,3,6]	200,000	207,135
Kennedy-Wilson, Inc.
8.75% due 04/01/19[6]	125,000	133,125
Scottrade Financial Services, Inc.
6.13% due 07/11/21[2,3,6]	125,000	128,989
Total Financials		32,970,839

Consumer Discretionary - 9.0%
Sabre, Inc.
8.50% due 05/15/19[2,3]	2,000,000	2,055,000
Wolverine World Wide, Inc.
6.13% due 10/15/20[2,3]	1,750,000	1,802,500
GRD Holdings III Corp.
10.75% due 06/01/19[2,3]	1,625,000	1,629,062
WMG Acquisition Corp.
11.50% due 10/01/18	1,415,000	1,591,875
Caesars Entertainment
Operating Company, Inc.
8.50% due 02/15/20[2,3,6]	1,385,000	1,385,000
Laureate Education, Inc.
9.25% due 09/01/19[2,3]	1,250,000	1,256,249
Burlington Coat Factory Warehouse Corp.
10.00% due 02/15/19[6]	1,025,000	1,133,906
Party City Holdings, Inc.
8.88% due 08/01/20[2,3]	800,000	852,000
Ceridian Corp.
8.88% due 07/15/19[2,3]	750,000	810,000
Wok Acquisition Corp.
10.25% due 06/30/20[2,3]	750,000	793,125
Caesars Operating Escrow LLC/
Caesars Escrow Corp.
9.00% due 02/15/20[2,3]	710,000	717,100
Taylor Morrison Communities Incorporated/
Monarch Communities Inc
7.75% due 04/15/20[2,3]	650,000	692,250
Stanadyne Corp.
10.00% due 08/15/14	600,000	559,500

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Macro Opportunities Fund

	Face
	Amount	Value

Expedia, Inc.
5.95% due 08/15/20	$490,000	$540,459
Continental Airlines 2012-2 Class B
Pass Thru Certificates
5.50% due 10/29/20	500,000	511,250
Lions Gate Entertainment, Inc.
10.25% due 11/01/16[2,3,6]	415,000	461,688
Mastro’s Restaurants
LLC/RRG Finance Corp.
12.00% due 06/01/17[2,3]	340,000	350,200
Rural/Metro Corp.
10.13% due 07/15/19[2,3]	350,000	347,375
Continental Airlines 2009-2 Class B
Pass Through Trust
9.25% due 05/10/17[6]	312,793	342,509
HD Supply, Inc.
8.13% due 04/15/19[2,3]	300,000	325,500
AmeriGas Finance
LLC/AmeriGas Finance Corp.
7.00% due 05/20/22[6]	250,000	269,375
Levi Strauss & Co.
6.88% due 05/01/22	200,000	208,500
Continental Airlines 2012-1 Class B
Pass Thru Trusts
6.25% due 04/11/20	200,000	207,000
Live Nation Entertainment, Inc.
7.00% due 09/01/20[2,3]	190,000	197,600
INTCOMEX, Inc.
13.25% due 12/15/14	180,000	183,600
Seminole Indian Tribe of Florida
7.75% due 10/01/17[2,3]	125,000	137,188
MGM Resorts International
8.63% due 02/01/19[2,3,6]	125,000	136,250
MDC Partners, Inc.
11.00% due 11/01/16	125,000	136,250
Empire Today LLC/Empire Today
Finance Corp.
11.38% due 02/01/17[2,3,6]	125,000	132,188
Atlas Air 1999-1 Class A-1 Pass
Through Trust
7.20% due 01/02/19	125,036	126,286
Yonkers Racing Corp.
11.38% due 07/15/16[2,3]	100,000	108,000
Jacobs Entertainment, Inc.
9.75% due 06/15/14	75,000	75,000
Logan’s Roadhouse, Inc.
10.75% due 10/15/17	25,000	24,375
Seminole Hard Rock Entertainment, Inc.
2.89% due 03/15/14[1,2,3]	20,000	19,800
Total Consumer Discretionary		20,117,960
Energy - 5.4%
Eagle Rock Energy Partners Limited
Partnership/Eagle Rock Energy
Finance Corp.
8.38% due 06/01/19[2,3,6]	3,050,000	2,996,625
Penn Virginia Resource Partners Limited
Partnership/Penn Virginia Resource
Finance Corporation II
8.38% due 06/01/20[2,3]	2,000,000	2,065,000
SandRidge Energy, Inc.
7.50% due 03/15/21[6]	1,525,000	1,570,750
7.50% due 02/15/23[2,3]	250,000	257,500
BreitBurn Energy Partners Limited
Partnership/BreitBurn Finance Corp.
7.88% due 04/15/22[2,3,6]	1,325,000	1,371,375
Midstates Petroleum Company
Incorporated/Midstates
Petroleum Co LLC
10.75% due 10/01/20[2,3]	1,000,000	1,042,500
Exterran Holdings, Inc.
7.25% due 12/01/18[6]	750,000	789,375
Crestwood Midstream Partners Limited
Partnership/Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	545,000	553,175
Bristow Group, Inc.
6.25% due 10/15/22	500,000	511,875
Magnum Hunter Resources Corp.
9.75% due 05/15/20[2,3]	500,000	510,000
Precision Drilling Corp.
6.50% due 12/15/21[6]	125,000	133,438
EP Energy LLC/EP Energy Finance, Inc.
6.88% due 05/01/19[2,3]	100,000	107,000
Total Energy		11,908,613
Industrials - 3.6%
Penske Truck Leasing Company
Lp/PTL Finance Corp.
4.88% due 07/11/22[2,3,6]	1,750,000	1,746,917
CEVA Group plc
8.38% due 12/01/17[2,3,6]	1,755,000	1,691,381
AWAS Aviation Capital Ltd.
7.00% due 10/17/16[2,3,6]	1,284,000	1,361,040
Embraer S.A.
5.15% due 06/15/22	750,000	804,975
Marquette Transportation
Company/Marquette
Transportation Finance Corp.
10.88% due 01/15/17[6]	650,000	684,125
Transnet SOC Ltd.
4.00% due 07/26/22[2,3]	600,000	609,900
International Lease Finance Corp.
7.13% due 09/01/18[2,3]	500,000	582,500
Coleman Cable, Inc.
9.00% due 02/15/18	350,000	372,750
Thermadyne Holdings Corp.
9.00% due 12/15/17	100,000	106,500
Total Industrials		7,960,088

36 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Macro Opportunities Fund

	Face
	Amount	Value

Telecommunication Services - 2.9%
DISH DBS Corp.
5.88% due 07/15/22[2,3]	$1,250,000	$1,281,250
6.75% due 06/01/21[6]	250,000	272,500
Univision Communications, Inc.
6.75% due 09/15/22[2,3]	1,500,000	1,500,000
Zayo Group LLC/Zayo Capital, Inc.
10.13% due 07/01/20	470,000	519,350
8.13% due 01/01/20	400,000	437,000
Sitel LLC/Sitel Finance Corp.
11.00% due 08/01/17[2,3]	925,000	929,625
Open Solutions, Inc.
9.75% due 02/01/15[2,3]	540,000	459,000
CommScope, Inc.
8.25% due 01/15/19[2,3,6]	325,000	351,000
Sprint Nextel Corp.
7.00% due 03/01/20[2,3]	250,000	280,000
Level 3 Financing, Inc.
4.47% due 02/15/15[1,6]	250,000	249,375
Oi S.A.
5.75% due 02/10/22[2,3,6]	200,000	209,500
Total Telecommunication Services		6,488,600
Materials - 2.6%
IAMGOLD Corp.
6.75% due 10/01/20[2,3]	2,500,000	2,450,000
AngloGold Ashanti Holdings plc
5.13% due 08/01/22	1,450,000	1,476,576
APERAM
7.75% due 04/01/18[2,3]	625,000	512,500
Horsehead Holding Corp.
10.50% due 06/01/17[2,3]	500,000	502,500
Kaiser Aluminum Corp.
8.25% due 06/01/20	250,000	270,000
Alcoa, Inc.
5.87% due 02/23/22	250,000	268,898
Mirabela Nickel Ltd.
8.75% due 04/15/18[2,3]	250,000	187,500
Total Materials		5,667,974
Information Technology - 2.4%
First Data Corp.
6.75% due 11/01/20[2,3]	1,950,000	1,937,812
8.75% due 01/15/22[2,3]	300,000	302,250
Stream Global Services, Inc.
11.25% due 10/01/14[6]	1,135,000	1,180,400
Infor US, Inc.
11.50% due 07/15/18[2,3]	750,000	855,000
ViaSat, Inc.
6.88% due 06/15/20[2,3]	750,000	776,250
Nuance Communications, Inc.
5.38% due 08/15/20[2,3]	250,000	258,125
CompuCom Systems, Inc.
12.50% due 10/01/15[2,3]	100,000	103,750
Stratus Technologies Bermuda Ltd.
12.00% due 03/29/15	50	47
Total Information Technology		5,413,634
Health Care - 2.2%
Apria Healthcare Group, Inc.
11.25% due 11/01/14	1,150,000	1,178,749
12.38% due 11/01/14[6]	1,150,000	1,121,250
Hologic, Inc.
6.25% due 08/01/20[2,3]	750,000	795,000
CHS/Community Health Systems, Inc.
5.13% due 08/15/18	440,000	456,500
Symbion, Inc.
8.00% due 06/15/16	350,000	358,750
Physiotherapy Associates Holdings, Inc.
11.88% due 05/01/19[2,3]	325,000	333,125
Express Scripts Holding Co.
4.75% due 11/15/21[2,3]	250,000	289,262
HCA, Inc.
6.50% due 02/15/20[6]	125,000	139,063
Physio-Control International, Inc.
9.88% due 01/15/19[2,3,6]	125,000	136,875
Total Health Care		4,808,574
Consumer Staples - 1.7%
Constellation Brands, Inc.
4.63% due 03/01/23[6]	1,750,000	1,785,000
Reynolds Group Issuer Incorporated/
Reynolds Group Issuer
LLC/Reynolds Group Issuer Lu
5.75% due 10/15/20[2,3]	350,000	350,000
6.88% due 02/15/21[6]	325,000	342,875
Bumble Bee Acquisition Corp.
9.00% due 12/15/17[2,3]	500,000	523,125
Central Garden and Pet Co.
8.25% due 03/01/18[6]	325,000	344,500
US Foods, Inc.
8.50% due 06/30/19[2,3,6]	250,000	260,625
BI-LO LLC/BI-LO Finance Corp.
9.25% due 02/15/19[2,3,6]	125,000	133,906
Armored Autogroup, Inc.
9.25% due 11/01/18	125,000	111,875
Yankee Candle Company, Inc.
8.50% due 02/15/15	6,000	6,075
Total Consumer Staples		3,857,981
Utilities - 0.1%
AES Corp.
7.38% due 07/01/21[6]	125,000	142,500
FPL Energy National Wind LLC
5.61% due 03/10/24[2,3]	144,575	136,462
Total Utilities		278,962
Total Corporate Bonds
(Cost $96,973,077)		99,473,225
ASSET BACKED SECURITIES†† - 33.9%
Willis Engine Securitization Trust
5.50% due 09/15/37[2,3,6]	6,000,000	6,015,779
West Coast Funding Ltd.
0.43% due 11/02/41[1,2,3,6]	5,320,106	4,927,960
Liberty CLO Ltd.
0.94% due 11/01/17[1,2,3]	4,750,000	3,765,799

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Macro Opportunities Fund

	Face
	Amount	Value

TCW Global Project Fund
1.81% due 06/15/16[1,2,3]	$2,000,000	$1,764,160
1.07% due 09/01/17[1,2,3]	1,500,000	1,357,680
1.27% due 09/01/171.2.3	600,000	481,692
Global Leveraged Capital
Credit Opportunity Fund
1.46% due 12/20/18[1,2,3]	2,376,000	1,906,883
1.06% due 12/20/181.2.3	1,500,000	1,324,875
KKR Financial CLO 2007-1 Corp.
2.68% due 05/15/21[1,2,3]	3,500,000	3,114,859
Grayson CLO Ltd.
0.85% due 11/01/21[1,2,3,6]	3,700,000	3,024,158
South Coast Funding
0.80% due 08/06/39[1,2,3,6]	3,067,902	2,960,526
GSC Partners CDO Fund Ltd.
1.68% due 11/20/16[1]	1,250,000	1,121,175
1.30% due 10/23/17[1,2,3]	750,000	686,723
1.43% due 05/25/20[1,2,3]	750,000	653,790
Triaxx Prime CDO
0.47% due 03/03/39[1,2,3]	3,203,957	2,327,611
Rockwall CDO Ltd.
0.69% due 08/01/24[1,2,3,6]	2,592,421	2,248,925
Airplanes Pass Through Trust
0.77% due 03/15/19[1]	4,680,105	2,246,450
Aerco Ltd.
0.68% due 07/15/25[1,2,3,6]	2,878,013	2,100,949
Carlyle Global Market Strategies
0.00% due 10/04/24[2,3]	1,800,000	1,743,822
Citi Holdings Liquidating
Unrated Performing Assets
0.00% due 07/26/22[2,3]	1,822,197	1,349,282
BlackRock Senior Income Series Corp.
0.00% due 09/15/16	2,400,000	1,196,256
Centurion CDO VII Ltd.
1.85% due 01/30/16[1,2,3]	1,250,000	1,171,075
Accredited Mortgage Loan Trust
0.37% due 09/25/36[1]	1,252,229	1,140,149
Diversified Asset Securitization
Holdings II, LP
0.88% due 09/15/35[1,2,3]	1,206,827	1,117,619
FM Leveraged Capital Fund II
1.28% due 11/15/20[1,2,3]	1,250,000	1,060,100
Stone Tower CDO Ltd.
1.70% due 01/29/40[1,2,3]	1,250,000	1,053,763
ACS 2007-1 Pass Through Trust
0.49% due 06/14/37[1,2,3,6]	1,104,545	994,091
Gleneagles CLO Ltd.
0.99% due 11/01/17[1,2,3]	1,150,000	980,318
Babcock & Brown Air Funding I Ltd.
0.54% due 11/14/33[1,2,3]	1,175,136	969,487
Fortress Credit Opportunities
0.64% due 07/15/19[6]	1,100,000	954,723
Battalion CLO Ltd.
3.19% due 11/15/19[1,2,3]	1,000,000	935,740
ICE EM CLO
1.57% due 08/15/22[1,2,3]	1,250,000	927,425
Pacifica CDO V Corp.
5.81% due 01/26/20[2,3]	950,000	916,665
Black Diamond CLO 2006-1
Luxembourg S.A.
1.14% due 04/29/19[1,2,3]	1,100,000	883,443
T2 Income Fund CLO Ltd.
3.21% due 07/15/19[1,2,3]	1,100,000	872,424
Genesis Funding Ltd.
0.46% due 12/19/32[1,2,3]	978,857	854,347
Argent Securities, Inc.
0.56% due 11/25/35[1,6]	977,046	851,862
Churchill Financial Cayman Ltd.
3.06% due 07/10/19[1,2,3]	1,000,000	808,910
Westchester CLO Ltd.
0.78% due 08/01/22[1,2,3]	1,000,000	801,980
Pangaea CLO Ltd.
0.95% due 10/21/21[1,2,3]	1,000,000	796,830
Eastland CLO Ltd.
0.84% due 05/01/22[1,2,3]	1,000,000	791,840
Structured Asset Receivables Trust
0.95% due 01/21/15[1,2,3]	830,096	771,989
MKP CBO I Ltd.
1.09% due 05/08/39[1,2,3]	787,039	761,539
Northwind Holdings LLC
1.20% due 12/01/37[1,2,3]	867,566	694,053
Kennecott Funding Ltd.
1.26% due 01/13/18[1,2,3]	700,000	605,500
Asset Backed Securities
Corporation Home Equity
1.27% due 12/25/34[1]	750,000	596,125
Westwood CDO Ltd.
1.04% due 03/25/21[1,2,3]	700,000	581,007
ACS 2006-1 Pass Through Trust
0.49% due 06/20/31[1,2,3]	577,261	502,217
DFR Middle Market CLO Ltd.
2.76% due 07/20/19[1,2,3]	500,000	479,015
Aircraft Lease Securitisation Ltd.
0.49% due 05/10/32[1,2,3]	454,003	430,168
CoLTS 2005-2 Corp.
1.23% due 12/20/18[1,2,3]	436,802	429,320
MC Funding Limited/
MC Funding 2006-1 LLC
1.33% due 12/20/20[1,2,3]	500,000	420,510
Hewett’s Island Clo V Ltd.
0.81% due 12/05/18[1,2,3]	500,000	415,000
Shinnecock CLO
1.36% due 07/15/18[1,2,3]	500,000	400,535
Callidus Debt Partners
Clo Fund VI Ltd.
1.70% due 10/23/21[1,2,3]	500,000	387,370
Drug Royalty Corporation, Inc.
5.71% due 07/15/24[1,2,3]	368,615	374,747
Genesis Clo 2007-2 Ltd.
4.46% due 01/10/16[1,2,3]	400,000	372,000
Whitney CLO Ltd.
2.52% due 03/01/17[1,2,3]	350,000	307,549
LCP Dakota Fund
10.75% due 01/16/14[2]	300,000	295,525

38 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Macro Opportunities Fund

	Face
	Amount	Value

OFSI Fund Ltd.
1.23% due 09/20/19[1,2,3]	$370,000	$282,103
Raspro Trust
0.78% due 03/23/24[1,2,3]	267,393	225,947
Vega Containervessel plc
5.56% due 02/10/21[2,3]	226,169	214,860
CoLTS 2007-1 Corp.
1.18% due 03/20/21[1,2,3]	250,000	205,250
NewStar Commercial
Loan Trust 2006-1
0.73% due 03/30/22[1,2,3]	193,832	186,078
Castle Trust
0.97% due 05/15/27[1,2,3]	191,492	178,088
CapitalSource Commercial
Loan Trust
0.90% due 09/20/22[1,2,3,6]	23,122	23,032
Total Asset Backed Securities
(Cost $74,437,965)		75,341,672
SENIOR FLOATING RATE INTERESTS††,7 - 21.6%
Industrials - 6.5%
RGIS Inventory
5.50% due 10/03/17	1,650,000	1,649,999
Ceridian Corp.
5.97% due 05/31/17	1,057,686	1,061,430
Hologic, Inc.
4.50% due 07/19/19	1,000,000	1,011,669
Paradigm Capital Group
6.50% due 07/24/17	1,000,000	997,500
Avis Budget Car Rental LLC
due 03/15/19	900,000	909,000
Fly Leasing Ltd.
6.75% due 08/07/18	910,000	907,343
AP Alternative
4.25% due 06/30/15	924,850	864,734
CPM Holdings, Inc.
6.24% due 08/16/17	860,000	857,850
Party City Holdings Ltd.
5.74% due 07/23/19	800,000	809,401
Laureate Education, Inc.
5.24% due 06/15/18	670,000	660,995
Arctic Glacier, Inc.
8.49% due 12/31/18	503,500	503,500
8.49% due 07/27/18	26,500	26,500
Gogo, Inc.
11.25% due 06/21/17	500,000	485,000
Navistar, Inc.
6.99% due 08/16/17	430,000	434,300
Avaya, Inc.
4.92% due 10/26/17	300,000	273,168
Misys plc
11.99% due 12/06/19	250,000	258,125
Genesys International Corporation Ltd.
6.75% due 01/25/19	249,375	252,306
Targus Group International
11.00% due 05/16/16	247,494	248,731
11.75% due 05/16/16	627	630
RGIS Services, Inc
4.71% due 10/18/16	250,000	248,125
Servicemaster Co.
2.49% due 07/24/14	224,109	223,331
2.73% due 07/24/14	22,373	22,295
2.72% due 07/24/14	562	560
Freescale Semiconductor, Inc.
4.48% due 12/01/16	250,000	243,908
CEVA Group plc
5.44% due 08/31/16	210,379	198,282
0.36% due 08/31/16	39,621	37,343
First Data Corp.
5.21% due 02/03/18	178,213	175,673
due 03/23/18	60,000	56,975
Tasc, Inc.
4.50% due 12/18/15	188,422	187,998
Endurance International Group
7.75% due 04/19/18	177,500	177,943
NAB Holdings
6.99% due 04/01/17	145,833	146,198
6.99% due 04/24/18	29,167	29,240
Smile Brands, Inc.
6.99% due 12/21/17	141,031	141,148
7.49% due 12/21/17	443	443
Plato Learning, Inc.
7.49% due 05/09/18	100,000	100,000
Travelport Holdings Ltd.
due 08/23/15	50,000	47,590
CKX Entertainment Inc.
9.00% due 08/01/17	57,375	47,478
Shield Finance Co.
6.50% due 05/10/19	39,900	40,000
Novell, Inc.
7.99% due 11/24/17	14,063	14,164
Total Industrials		14,350,875
Bank Loans - 5.9%
AOT Bedding Super Holdings LLC
due 09/19/19	2,100,000	2,089,877
BJ’s Wholesale Club, Inc.
5.74% due 09/20/19	1,600,000	1,606,000
Sheridan Production
due 09/25/19	1,300,000	1,300,546
CNO Financial Group
due 09/20/15	1,100,000	1,102,750
Advanced Displosal
due 09/25/19	1,000,000	1,004,380
Ollie’s Bargain Outlet
due 09/27/19	900,000	882,000
CPG International I, Inc.
5.74% due 09/18/19	850,000	850,264
Novell, Inc.
7.25% due 11/24/17	735,938	741,229
Evergreen Tank Solutions, Inc.
due 09/26/18	600,000	594,000
Panolam Industries International, Inc.
7.25% due 08/23/17	530,000	526,025
Open Solutions, Inc.
2.57% due 01/23/14	538,037	518,130

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 39

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Macro Opportunities Fund

	Face
	Amount	Value

CPM Holdings, Inc.
10.24% due 02/16/18	$450,000	$452,250
Cannery Casino Resorts
due 10/08/18	450,000	449,438
Sabre, Inc.
5.98% due 09/29/17	390,000	386,783
Nuveen Investments, Inc.
5.96% due 05/13/17	143,733	142,716
5.94% due 05/13/17	106,267	105,514
Rock Ohio Caesars LLC
8.49% due 08/18/17	161,333	164,963
Aspect Software, Inc.
6.24% due 05/09/16	120,000	118,050
Shield Finance Co.
6.50% due 05/10/19	100	100
Total Bank Loans		13,035,015
Consumer Discretionary - 2.4%
Regent Seven Seas Cruises, Inc.
6.24% due 02/16/19	1,550,000	1,555,813
Cequel Communications LLC
3.99% due 02/03/18	499,375	501,037
Level 3 Financing, Inc.
5.24% due 08/01/19	360,000	361,577
Schaeffler AG
6.00% due 02/14/17	250,000	252,345
Kabel Deutschland
4.25% due 01/20/19	250,000	250,418
Crown Castle International Corp.
3.99% due 01/25/19	248,750	249,036
API Technologies Corp.
8.75% due 06/27/16	248,224	248,844
Armored AutoGroup, Inc.
6.00% due 11/05/16	248,737	247,805
OSI Restaurant Partners LLC
2.56% due 06/14/14	229,487	227,967
0.05% due 06/14/14	16,664	16,554
Homeward Residential Holdings, Inc.
8.25% due 08/07/17	240,000	243,000
IPC Systems, Inc.
5.48% due 06/02/14	230,000	227,700
Zayo Group LLC
7.12% due 06/15/19	200,000	201,626
Boyd Gaming Corp.
6.00% due 12/17/15	165,750	167,477
HD Supply Inc.
7.25% due 02/03/18	150,000	154,575
Summit Entertainment, LLC
6.99% due 08/21/16	149,580	149,206
Caesars Entertainment
Operating Company, Inc.
5.46% due 02/03/18	150,000	136,032
Univision Communications, Inc.
4.48% due 03/31/17	79,945	78,906
Keystone
due 03/30/16	70,000	70,175
Total Consumer Discretionary		5,340,093
Health Care - 2.0%
One Call Medical, Inc.
6.99% due 08/22/19	2,100,000	2,092,125
MModal, Inc.
6.75% due 08/15/19	1,080,000	1,067,850
Select Medical Corp.
5.50% due 06/01/18	770,000	770,000
Catalent Pharma Solutions
4.23% due 04/10/14	248,042	248,352
VWR International LLC
2.74% due 06/27/14	248,082	247,834
Total Health Care		4,426,161
Energy - 1.2%
Essential Power LLC
5.50% due 08/07/19	1,750,000	1,763,125
El Paso (EP Energy)
5.00% due 04/24/18	500,000	503,750
Equipower
6.50% due 12/29/18	340,000	343,505
Total Energy		2,610,380
Financials - 1.1%
American Capital Ltd.
5.50% due 08/15/17	1,500,000	1,500,000
AmWINS Group, Inc.
9.24% due 12/07/19	248,000	250,480
10.24% due 12/06/19	62,000	62,620
Nuveen Investments, Inc.
5.96% due 05/13/17	135,982	134,878
5.94% due 05/13/17	100,536	99,720
5.92% due 05/13/17	13,482	13,372
Ocwen Financial
6.99% due 09/01/16	179,105	179,553
Istar Financial Inc.
6.99% due 02/03/18	150,000	152,250
Helm Financial Corp.
6.24% due 06/01/17	149,621	149,434
Total Financials		2,542,307
Materials - 1.1%
Univar, Inc.
5.00% due 06/30/17	2,500,000	2,475,250
Telecommunication Services - 0.8%
Asurion Corp.
5.50% due 02/03/18	530,000	532,983
11.00% due 02/03/18	250,000	265,418
Mitel Networks Corp.
due 08/16/15	460,000	457,125
IPC Systems, Inc.
2.49% due 06/02/14	350,000	347,375
Mitel U.S. Holdings, Inc.
3.67% due 10/16/14	246,719	245,073
Total Telecommunication Services		1,847,974

40 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
Macro Opportunities Fund

	Face
	Amount	Value

Information Technology - 0.4%
Excelitas Technologies Corp.
due 11/29/16	$680,000	$671,500
RedPrairie Corp.
6.00% due 07/31/18	220,000	220,825
Total Information Technology		892,325
Consumer Staples - 0.2%
U.S. Foodservice, Inc.
5.74% due 03/31/17	248,741	245,497
Prestige Brands
5.24% due 01/27/19	210,227	212,264
6.24% due 01/27/19	3,788	3,825
Container Store
6.24% due 02/03/18	90,000	89,700
Total Consumer Staples		551,286
Total Senior Floating Rate Interests
(Cost $47,324,558)		48,071,666
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.3%
Nomura Resecuritization
Trust 2012-1R,
0.66% due 04/27/18[1,2,3]	5,604,102	4,903,590
BAMLL-DB Trust
2012-OSI,
6.79% due 04/13/29[2,3]	150,000	158,477
Total Collateralized Mortgage Obligations
(Cost $4,935,693)		5,062,067

	contracts

OPTIONS PURCHASED† - 0.3%
Call Options on:
March 2013 ProShares
UltraShort 20+ Year Treasury
Expiring with strike price of $16.00	3,020	353,340
January 2013 iShares MSCI Spain Index
Fund Expiring with strike price of $26.00	1,049	277,985
January 2013 ProShares UltraShort
20+ Year Treasury Expiring with
strike price of $18.00	1,807	68,666
January 2013 ProShares UltraShort
20+ Year Treasury Expiring with
strike price of $21.00	513	$5,130
Total Options Purchased
(Cost $711,821)		705,121
Total Long Investments - 106.8%
(Cost $232,926,188)		$237,563,428
OPTIONS WRITTEN† - (0.4)%
Call Options on:
iShares MSCI Spain Index
Expiring October 2012 with
strike price of $29.00	312	(10,920)
iShares MSCI Spain Index
Expiring January 2013 with
strike price of $30.00	161	(14,490)
iShares MSCI Spain Index
Expiring October 2012 with
strike price of $28.00	388	(32,980)
iShares MSCI Germany Index
Fund Expiring October 2012
with strike price of $22.00	672	(61,152)
Total Call Options		(119,542)
Put Options on:
ProShares UltraShort 20+ Year
Treasury Expiring January 2013
with strike price of $15.00	1,807	(151,788)
ProShares UltraShort 20+ Year
Treasury Expiring January 2013
with strike price of $19.00	513	(192,375)
ProShares UltraShort 20+ Year
Treasury Expiring March 2013
with strike price of $15.00	3,020	(332,200)
Total Put Options		(676,363)
Total Options Written
(Premiums received $771,371)		(795,905)
Other Assets & Liabilities, net - (6.4)%		(14,259,247)
Total Net Assets - 100.0%		$222,508,276

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2012.
[2]	Security was acquired through a private placement.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $133,508,707 (cost $130,815,032), or 60.0% of total net assets.
[4]	Perpetual maturity.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[6]	All or portion of this security was held as collateral for Reverse Repurchase Agreements and/or Line of Credit at September 30, 2012. The total market value of securities held as collateral amounts to $60,029,980 — See Note 9 and Note 10.
[7]	Securities with no rates were unsettled at September 30, 2012.
plc — Public Limited Company

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 41

Macro Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $232,926,188)	$237,563,428
Cash	13,158,701
Prepaid expenses	37,992
Receivables:
Fund shares sold	11,041,093
Interest	1,921,442
Securities sold	1,014,652
Investment advisor	78,485
Total assets	264,815,793
Liabilities:
Reverse Repurchase Agreements	13,248,407
Line of credit	4,000,000
Options written, at value
(premiums received $771,371)	795,905
Payable for:
Securities purchased	23,532,057
Fund shares redeemed	321,754
Distributions to shareholders	159,574
Management fees	142,120
Distribution and service fees	39,250
Fund accounting/administration fees	15,170
Transfer agent/maintenance fees	7,665
Directors’ fees*	4,892
Miscellaneous	40,723
Total liabilities	42,307,517
Net assets	$222,508,276
Net assets consist of:
Paid in capital	$217,137,089
Undistributed net investment income	15,356
Accumulated net realized gain on investments	743,125
Net unrealized appreciation on investments	4,612,706
Net assets	$222,508,276
A-Class:
Net assets	$83,081,227
Capital shares outstanding	3,131,659
Net asset value per share	$26.53
Maximum offering price per share
(Net asset value divided by 95.25%)	$27.85
C-Class:
Net assets	$32,711,392
Capital shares outstanding	1,233,941
Net asset value per share	$26.51
Institutional Class:
Net assets	$106,715,657
Capital shares outstanding	4,017,732
Net asset value per share	$26.56

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

STATEMENT OF OPERATIONS
Period Ended September 30, 2012**

Investment Income:
Interest	$3,979,382
Dividends	45,784
Total investment income	4,025,166
Expenses:
Management fees	583,063
Transfer agent/maintenance fees
A-Class	25,041
C-Class	5,137
Institutional Class	3,119
Distribution and service fees:
A-Class	59,288
C-Class	81,974
Fund accounting/administration fees	62,236
Interest expense	69,593
Directors’ fees*	7,619
Custodian fees	3,511
Miscellaneous	117,133
Total expenses	1,017,714
Less:
Expenses waived by Advisor	(150,544)
Expenses waived by Transfer Agent
A-Class	(7,798)
C-Class	(5)
Institutional Class	(3,119)
Total waived expenses	(161,466)
Net expenses	856,248
Net investment income	3,168,918

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	403,192
Options purchased	258,982
Options written	80,951
Net realized gain	743,125
Net change in unrealized appreciation
(depreciation) on:
Investments	4,643,940
Options purchased	(6,700)
Options written	(24,534)
Net change in unrealized appreciation	4,612,706
(depreciation)
Net realized and unrealized gain	5,355,831
Net increase in net assets resulting
from operations	$8,524,749

** Since commencement of operations: November 30, 2011.

42 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Macro Opportunities Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2012*

Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,168,918
Net realized gain on investments	743,125
Net change in unrealized appreciation (depreciation) on investments	4,612,706
Net increase in net assets resulting from operations	8,524,749

Distributions to shareholders from:
Net investment income
A-Class	(1,128,519)
C-Class	(324,024)
Institutional Class	(1,702,171)
Total distributions to shareholders	(3,154,714)

Capital share transactions:
Proceeds from sale of shares
A-Class	85,788,385
C-Class	33,149,886
Institutional Class	104,388,280
Distributions reinvested
A-Class	964,887
C-Class	297,094
Institutional Class	1,463,557
Cost of shares redeemed
A-Class	(5,472,183)
C-Class	(1,406,558)
Institutional Class	(2,035,107)
Net increase from capital share transactions	217,138,241
Net increase in net assets	222,508,276

Net assets:
Beginning of period	—
End of period	$222,508,276
Undistributed net investment income at end of period	$15,356

Capital share activity:
Shares sold
A-Class	3,304,939
C-Class	1,278,041
Institutional Class	4,039,488
Shares issued from reinvestment of distributions
A-Class	36,952
C-Class	11,369
Institutional Class	56,242
Shares redeemed
A-Class	(210,232)
C-Class	(55,469)
Institutional Class	(77,998)
Net increase in shares	8,383,332

* Since commencement of operations: November 30, 2011.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 43

Macro Opportunities Fund

financial highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Period Ended
	September 30,	September 30,
	2012[a]	2012[a]
	A-Class	C-Class
Per Share Data
Net asset value, beginning of period	$25.00	$25.00
Income (loss) from investment operations:
Net investment income[b]	.99	.82
Net gain on investments (realized and unrealized)	1.52	1.53
Total from investment operations	2.51	2.35
Less distributions from:
Net investment income	(.98)	(.84)
Total distributions	(.98)	(.84)
Net asset value, end of period	$26.53	$26.51

Total Return[e]	10.19%	9.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,081	$32,711
Ratios to average net assets:
Net investment income	4.61%	3.83%
Total expenses[c]	1.61%	2.31%
Net expenses[d]	1.37%	2.11%
Portfolio turnover rate	46%	46%

Period Ended
September 30,
2012[a]
Institutional Class
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.12
Net gain on investments (realized and unrealized)	1.47
Total from investment operations	2.59
Less distributions from:
Net investment income	(1.03)
Total distributions	(1.03)
Net asset value, end of period	$26.56

Total Return[e]	10.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,716
Ratios to average net assets:
Net investment income	5.22%
Total expenses[c]	1.31%
Net expenses[d]	1.06%
Portfolio turnover rate	46%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reflects expense ratios after expense waivers, and may include interest or dividend expense. Excluding interest or dividend expense, the operating expense ratio for the current period would be 0.10%, 0.10% and 0.11% lower for the A-Class, C-Class and Institutional Class, respectively.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

44 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Manager’s Commentary (Unaudited)	September 30, 2012

To Our Shareholders

Guggenheim Investments Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chief Investment Officer; Anne B. Walsh, Senior Managing Director; and James E. Pass, Managing Director. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal period ended September 30, 2012.

On January 13, 2012, the Municipal Income Fund (the “Fund”) acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. On that date, Class A shares of the Fund assumed the performance, financial and other historical information of the Predecessor Fund’s Common Shares.

For the fiscal period from December 31, 2011, through September 30, 2012, the Guggenheim Investments Municipal Income Fund returned 8.91%1, compared with the 6.06% return of the Barclays Municipal Bond Index. The Barclays Municipal Long Bond Index returned 10.00%. The performance of Class A shares of the Fund shown reflects the NAV performance of the Predecessor Fund.

The Fund seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax. The Fund may invest up to 20% of its assets in securities the interest on which is subject to federal income taxation, including corporate bonds and other corporate debt securities and taxable municipal securities.

The team focuses on implementing its strategy through bottom-up research analysis that focuses on credit fundamentals and selecting credits based on strong structural covenants. It has been actively pursuing opportunities where in-depth research and analysis indicate that underlying credit fundamentals are strong.

Upon the switch of the Fund to open-end mutual fund structure, the management team began repositioning the portfolio to align with its bottom-up investment philosophy and process. This included reducing a relatively high cash position that had been required to cover potential redemptions during the transition to the open-end fund status, which detracted from performance early in the period. It also included shedding some inherited positions in certain sectors and acquiring more of both general obligation and essential revenue bonds, such as sewer and water obligations, with strong structural protections. The portfolio at period end was well diversified, consisting of about 45 names representing the issues of 20 states. Positive performance contributors included allocations to bonds from the K-12 education market and from the health care sector, reflecting our preference for credits that offer spread with strong credit fundamentals. The team has also been extending the duration of the portfolio relative to the benchmark, mostly in response to the stance of the open-ended nature of the latest quantitative easing decision from the Fed, which could keep rates low for the next three to five years.

We continue to monitor a number of issues, including the approach of the fiscal cliff, sluggish economic growth and negative headlines specifically affecting the municipal market, including those focused on pensions and the lack of pension reform. The team believes that the credit of state and local governments is an improving story, as a somewhat stronger housing picture has helped on the property tax front.

Issuance in the municipal market continues to be strong, with $350-400 billion expected for 2012; while pace may slow in the fourth quarter, new issuance should be absorbed by healthy inflows to municipal bond funds.

the GUGGENHEIM FUNDS annual report | 45

Manager’s Commentary (Unaudited) (concluded)

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This Fund may not be suitable for all investors. • The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. • Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. • Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. • Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

46 | the GUGGENHEIM FUNDS annual report

performance report and FUND PROFILE (Unaudited)	September 30, 2012

municipal income Fund

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

			Since Inception
	1 Year	5 Year	(04/28/04)
A-Class Shares§	16.68%	1.97%	5.28%
A-Class Shares with sales charge†,§	11.13%	0.98%	4.68%
Barclays Municipal Long Bond Index	12.21%	6.21%	6.15%

Since Inception
(01/13/12)
C-Class Shares	7.04%
C-Class Shares with CDSC‡	6.04%
Institutional Class Shares	7.76%
Barclays Municipal Long Bond Index	6.99%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
Institutional Class	January 13, 2012

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

Rating
Fixed Income Instruments
A+	23.3%
NR	22.0%
AA-	13.8%
AA	12.6%
A	9.3%
AA+	6.4%
AAA	5.0%
Other	7.6%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Municipal Long Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
§	Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balance Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

the GUGGENHEIM FUNDS annual report | 47

SCHEDULE OF INVESTMENTS	September 30, 2012
municipal income Fund

	Face
	Amount	Value

MUNICIPAL BONDS†† - 101.0%

Pennsylvania - 14.3%
Pennsylvania Higher Educational
Facilities Authority Revenue Bonds
5.00% due 04/01/35	$3,750,000	$4,279,799
Allentown Neighborhood
Improvement Zone Development
Authority Revenue Bonds
5.00% due 05/01/35	3,000,000	3,151,470
Monroeville Finance
Authority Revenue Bonds
5.00% due 02/15/29	1,950,000	2,255,994
State Public School Building
Authority Revenue Bonds
5.00% due 06/01/29	1,500,000	1,753,095
Total Pennsylvania		11,440,358
California - 11.0%
Tustin Unified School District
General Obligation Unlimited
6.00% due 08/01/36	2,000,000	2,514,159
Centinela Valley Union High School
District General Obligation Unlimited
5.75% due 08/01/41	2,000,000	2,373,020
Oakland Unified School District/Alameda
County General Obligation Unlimited
5.50% due 08/01/32	1,200,000	1,342,080
5.00% due 08/01/22	300,000	335,811
State of California General
Obligation Unlimited
5.00% due 09/01/36	1,250,000	1,413,675
El Camino Community College District
General Obligation Unlimited
0.00% due 08/01/26	1,000,000	574,080
Chino Valley Unified School District
General Obligation Unlimited
0.00% due 08/01/27	500,000	246,635
Total California		8,799,460
Florida - 9.4%
City of Jacksonville Florida
Revenue Bonds
5.00% due 10/01/30	2,450,000	2,866,304
County of Miami-Dade Florida
Transit System Sales Surtax
Revenue Revenue Bonds
5.00% due 07/01/31	2,000,000	2,330,600
Palace Coral Gables Community
Development District Special
Assessment 5.63% due 05/01/42	1,975,000	2,296,886
Total Florida		7,493,790
Michigan - 7.2%
Detroit City School District General
Obligation Unlimited
5.00% due 05/01/32	1,500,000	1,680,420
5.00% due 05/01/30	300,000	339,213
Michigan Finance Authority Revenue Bonds
5.00% due 11/01/27	1,500,000	1,701,015
Oakland University Revenue Bonds
5.00% due 03/01/32	1,000,000	1,136,720
Michigan Technological University
Revenue Bonds
5.00% due 10/01/34	825,000	934,898
Total Michigan		5,792,266
New Jersey - 7.2%
Hudson County Improvement
Authority Revenue Bonds
6.00% due 01/01/40	2,000,000	2,391,520
New Jersey Transportation Trust
Fund Authority Revenue Bonds
5.00% due 06/15/42	2,000,000	2,249,120
New Jersey Health Care Facilities
Financing Authority Revenue Bonds
5.63% due 07/01/37	1,000,000	1,114,310
Total New Jersey		5,754,950
Massachusetts - 6.4%
Massachusetts Development
Finance Agency Revenue Bonds
6.88% due 01/01/41	2,000,000	2,421,220
5.50% due 07/01/31	1,000,000	1,141,580
Massachusetts Port Authority
Revenue Bonds
5.00% due 07/01/30	850,000	971,202
5.00% due 07/01/32	500,000	565,940
Total Massachusetts		5,099,942
Illinois - 5.9%
Will County Township High School
District No. 204 Joliet General
Obligation Limited
6.25% due 01/01/31	2,000,000	2,484,640
Chicago Park District General
Obligation Limited
5.00% due 01/01/36	2,000,000	2,260,720
Total Illinois		4,745,360
New York - 5.9%
City of New York New York General
Obligation Unlimited
0.19% due 08/01/34[1]	2,000,000	2,000,000
0.19% due 08/01/17[1]	1,000,000	1,000,000
Metropolitan Transportation
Authority Revenue Bonds
5.00% due 11/15/41	1,500,000	1,680,945
Total New York		4,680,945
Washington - 5.2%
Greater Wenatchee Regional
Events Center Public Facilities
Dist Revenue Bonds
5.50% due 09/01/42	2,150,000	2,143,937
5.00% due 09/01/27	1,000,000	995,800
5.25% due 09/01/32	1,000,000	995,070
Total Washington		4,134,807

48 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
Municipal Income Fund

	Face
	Amount	Value

Indiana - 5.0%
County of Knox Indiana Revenue Bonds
5.00% due 04/01/42	$2,500,000	$2,671,425
5.00% due 04/01/37	1,250,000	1,341,813
Total Indiana		4,013,238
Utah - 3.8%
Utah Transit Authority Revenue Bonds
0.19% due 06/15/42[1]	3,000,000	3,000,000
Tennessee - 3.7%
Memphis Center City Revenue
Finance Corp. Revenue Bonds
5.25% due 11/01/30	2,500,000	2,990,800
Texas - 3.7%
North Texas Tollway Authority
Revenue Bonds
5.75% due 01/01/40	2,500,000	2,932,900
Georgia - 3.5%
City of Atlanta Georgia Department
of Aviation Revenue Bonds
5.00% due 01/01/37	1,500,000	1,646,670
5.00% due 01/01/42	990,000	1,114,859
Total Georgia		2,761,529
Colorado - 2.9%
University of Colorado Hospital
Authority Revenue Bonds
5.00% due 11/15/27	2,000,000	2,309,560
West Virginia - 1.5%
West Virginia Higher Education Policy
Commission Revenue Bonds
5.00% due 04/01/29	1,000,000	1,167,090
Ohio - 1.4%
University of Toledo Revenue Bonds
5.00% due 06/01/30	1,010,000	1,136,129
Connecticut - 1.4%
Connecticut State Health &
Educational Facility Authority
Revenue Bonds
5.00% due 07/01/32	1,000,000	1,113,050
South Carolina - 1.3%
Spartanburg County Regional Health
Services District Revenue Bonds
5.00% due 04/15/32	900,000	1,018,899
Mississippi - 0.3%
Mississippi Development Bank
Revenue Bonds
6.25% due 10/01/26	230,000	270,726
Total Municipal Bonds
(Cost $75,379,156)		80,655,799
Total Investments - 101.0%
(Cost $75,379,156)		$80,655,799
Other Assets & Liabilities, net - (1.0)%		(820,011)
Total Net Assets - 100.0%		$79,835,788

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2012.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 49

Municipal Income Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $75,379,156)	$80,655,799
Cash	8,486,818
Prepaid expenses	23,340
Receivables:
Securities sold	864,808
Interest	834,942
Fund shares sold	471,810
Investment advisor	25,074
Other	2,836
Total assets	91,365,427
Liabilities:
Payable for:
Securities purchased	11,124,651
Fund shares redeemed	208,999
Distributions to shareholders	66,343
Management fees	31,564
Distribution and service fees	16,214
Transfer agent/maintenance fees	11,582
Fund accounting/administration fees	7,009
Directors’ fees*	5,846
Miscellaneous	57,431
Total liabilities	11,529,639
Net assets	$79,835,788
Net assets consist of:
Paid in capital	$104,311,062
Undistributed net investment income	—
Accumulated net realized loss on investments	(29,751,917)
Net unrealized appreciation on investments	5,276,643
Net assets	$79,835,788
A-Class:
Net assets	$77,609,029
Capital shares outstanding	6,165,317
Net asset value per share	$12.59
Maximum offering price per share
(Net asset value divided by 95.25%)	$13.22
C-Class:
Net assets	$1,176,205
Capital shares outstanding	93,469
Net asset value per share	$12.58
Institutional Class:
Net assets	$1,050,554
Capital shares outstanding	83,440
Net asset value per share	$12.59

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

STATEMENT OF OPERATIONS

	Period January 1,	Year Ended
	2012 to September	December 31,
	30, 2012**	2011
Investment Income:
Interest	$2,478,026	$10,010,947
Dividends (net of foreign
withholding tax of $– and
$43,713, respectively)	—	3,616,080
Total investment income	2,478,026	13,627,027

Expenses:
Management fees	375,629	1,998,763
Transfer agent/maintenance fees
A-Class	59,307	18,014
C-Class	247	—
Institutional Class	33	—
Distribution and service fees:
A-Class	153,132	—
C-Class	2,756	—
Preferred share maintenance	—	171,377
Reorganization	—	260,000
Professional fees	9,304	750,588
Fund accounting/administration fees	64,054	159,922
Directors’ fees*	14,038	207,183
Custodian fees	5,539	52,824
Miscellaneous	97,245	148,003
Total expenses	781,284	3,766,674
Less:
Expenses waived by Advisor	(192,257)	—
Net expenses	589,027	3,766,674
Net investment income	1,888,999	9,860,353
Distributions to preferred shareholders
from net investment income	(41,453)	(1,559,826)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,667,200	11,880,241
Net realized gain	8,667,200	11,880,241
Net change in unrealized appreciation
(depreciation) on:
Investments	(2,322,825)	(3,572,719)
Net change in unrealized appreciation
(depreciation)	(2,322,825)	(3,572,719)
Net realized and unrealized gain	6,344,375	8,307,522
Net increase in net assets resulting
from operations	$8,191,921	$16,608,049

** The Fund changed its fiscal year end from December 31 to September 30 in 2012.

50 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Municipal Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2012 to	December 31,	December 31,
	September 30, 2012*	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,888,999	$9,860,353	$11,006,661
Distributions to preferred shareholders from net investment income	(41,453)	(1,559,826)	(1,609,957)
Net realized gain (loss) on investments	8,667,200	11,880,241	(7,723,719)
Net change in unrealized appreciation (depreciation) on investments	(2,322,825)	(3,572,719)	(1,609,957)
Net increase in net assets resulting from operations	8,191,921	16,608,049	19,902,792

Distributions to shareholders from:
Net investment income
A-Class	(1,830,326)	(12,325,600)	(11,709,320)
C-Class	(7,029)	—	—
Institutional Class	(10,191)	—	—
Total distributions to shareholders	(1,847,546)	(12,325,600)	(11,709,320)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,278,627	—	—
C-Class	1,480,674	—	—
Institutional Class	1,115,702	—	—
Distributions reinvested
A-Class	1,092,766	—	—
C-Class	4,891	—	—
Institutional Class	250	—	—
Cost of shares redeemed
A-Class	(118,190,898)	—	—
C-Class	(337,341)	—	—
Institutional Class	(103,388)	—	—
Net decrease from capital share transactions	(108,658,717)	—	—
Net increase (decrease) in net assets	(102,314,342)	4,282,449	8,193,472

Net assets:
Beginning of period	182,150,130	177,867,681	169,674,209
End of period	$79,835,788	$182,150,130	$177,867,681
Undistributed/(Distributions in excess of) net investment income at end of period	$—	$(41,250)	$(41,250)

Capital share activity:
Shares sold
A-Class	4,020,894	—	—
C-Class	120,370	—	—
Institutional Class	91,684	—	—
Shares issued from reinvestment of distributions
A-Class	89,628	—	—
C-Class	395	—	—
Institutional Class	20	—	—
Shares redeemed
A-Class	(13,352,205)	—	—
C-Class	(27,296)	—	—
Institutional Class	(8,264)	—	—
Net increase in shares	(9,064,774)	—	—

* The Fund changed its fiscal year end from December 31 to September 30 in 2012.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 51

Municipal Income Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class†	2012*	2011	2010	2009	2008	2007
Per Share Data
Net asset value, beginning of period	$11.82	$11.54	$11.01	$8.47	$14.94	$16.83
Income (loss) from investment operations:
Net investment income[a]	.26	.64	.71	.75	.92	.92
Distributions to preferred shareholders from:
Net investment income	(.01)	(.10)	(.10)	(.11)	(.31)	(.30)
Realized gains	—	—	—	—	—	(.11)
Net gain (loss) on investments (realized and unrealized)	.78	.54	.68	2.69	(6.07)	(1.08)
Total from investment operations	1.03	1.08	1.29	3.33	(5.46)	(.57)
Less distributions from:
Net investment income	(.26)	(.80)	(.76)	(.79)	(1.01)	(.95)
Net realized gains	—	—	—	—	—	(.37)
Total distributions	(.26)	(.80)	(.76)	(.79)	(1.01)	(1.32)
Net asset value, end of period	$12.59	$11.82	$11.54	$11.01	$8.47	$14.94

Total Return[d]	8.91%	9.64%	12.03%	41.34%	(37.97)%	(3.60)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,609	$182,150	$177,868	$169,674	$130,445	$230,202
Ratios to average net assets:
Net investment income	2.78%	4.60%	5.37%	6.73%	4.97%	3.81%
Total expenses	1.15%	2.09%	1.80%	1.94%	1.72%	1.53%
Net expenses[b]	0.87%	2.09%	1.80%	1.94%	1.72%	1.53%
Portfolio turnover rate	121%	104%	156%	151%	181%	114%

52 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Municipal Income Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Period Ended
	September 30,	September 30,
	2012[c]	2012[c]
	C-Class	Institutional Class
Per Share Data
Net asset value, beginning of period	$11.98	$11.98
Income (loss) from investment operations:
Net investment income[a]	.20	.29
Net gain on investments (realized and unrealized)	.62	.62
Total from investment operations	.82	.91
Less distributions from:
Net investment income	(.22)	(.30)
Total distributions	(.22)	(.30)
Net asset value, end of period	$12.58	$12.59

Total Return[d]	7.04%	7.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,176	$1,051
Ratios to average net assets:
Net investment income	2.36%	3.37%
Total expenses	1.94%	0.86%
Net expenses[b]	1.55%	0.55%
Portfolio turnover rate	121%	121%

†	Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balance Fund (“TYW”), a registered closed-end management investment company. The A-Class financial highlights for the periods prior to that date reflect performance of TYW.

*	Prior to January 13, 2012, the Fund’s fiscal year end was December 31. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers.
[c]	Since commencement of operations: January 13, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[d]	Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 53

Manager’s Commentary (Unaudited)	September 30, 2012

To Our Shareholders

Guggenheim Investments Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chief Investment Officer; Anne B. Walsh, Senior Managing Director; and Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2012.

For the abbreviated annual fiscal period from the Fund’s inception date of November 30, 2011, through September 30, 2012, the Guggenheim Investments Total Return Bond Fund returned 9.78%1, compared with the 5.14% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing at least 80% of its assets in debt securities. Such debt securities may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, mortgage-backed and asset-backed securities, participations in and assignments of syndicated bank loans, zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, Rule 144A securities (and other non-registered or restricted securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. The Fund may hold fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). However, the Fund may not invest more than 20% of its assets in fixed-income securities that are below investment grade. The Fund may hold securities of any duration or maturity.

Guggenheim Investments uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. Guggenheim Investments also considers macroeconomic outlook and geopolitical issues.

For the period, monetary stimulus provided by central banks across the globe combined with elevated demand by investors for yield drove spreads and overall yields tighter. Volatility still persisted as risks posed by a tenuous U.S. economic recovery and systemic risks posed by Spain and Greece led to some choppiness throughout the period.

Structured credit, and corporate bonds rallied on the back of monetary stimulus with the main drivers of positive performance being corporate bonds, asset-backed securities (ABS), and collateralized loan obligations (CLOs). Cash flow of principal and interest also contributed to positive performance. We continue to position the portfolio to remain over-weight spread duration and underweight effective duration.

Detractors to performance included several corporate credit positions that experienced mark-to-market weakness given specific credit or industry outlooks. Guggenheim continues to believe that corporate fundamentals will remain positive as accommodation and low borrowing rates will remain supportive of corporate credits.

From an asset allocation perspective, sustained periods of low nominal interest rates coupled with improving corporate fundamentals increase the attractiveness of higher yielding, fixed income securities. We continue to see value in fundamentally strong, but seemingly out-of-favor, lower-rated securities, particularly in corporate bonds, ABS (primarily through CLOs), and bank loans. The willingness of policymakers to flood the markets with additional liquidity, if necessary, should also keep interest rates low and allow access to the capital markets for leveraged credit issuers.

Performance displayed represents past performance which is no guarantee of future results.

54 | the GUGGENHEIM FUNDS annual report

Manager’s Commentary (Unaudited) (concluded)

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund may invest in real estate securities which subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

the GUGGENHEIM FUNDS annual report | 55

performance report and FUND PROFILE (Unaudited)	September 30, 2012

Total Return Bond FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Cumulative Fund Performance*

Annual Returns*

Period Ended 09/30/12

Since Inception
(11/30/11)
A-Class Shares	9.78%
A-Class Shares with sales charge†	4.55%
C-Class Shares	9.09%
C-Class Shares with CDSC‡	8.09%
Institutional Class Shares	10.09%
Barclays U.S. Aggregate Bond Index	5.14%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
Institutional Class	November 30, 2011

Portfolio Composition by Quality Rating
(Based on Standard and Poor’s Ratings)
Rating
Fixed Income Instruments
BBB-	17.2%
BBB	12.3%
BBB+	12.1%
A	8.6%
B	7.4%
A+	6.2%
A-	6.1%
N/R	5.6%
Other - Investment Grade	20.7%
Other - Non-Investment Grade	2.0%
Other Instruments
Preferred Stocks	1.8%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

56 | the GUGGENHEIM FUNDS annual report

SCHEDULE OF INVESTMENTS	September 30, 2012
Total return bond fund

	Shares	Value

PREFERRED STOCKS† - 1.6%
GSC Partners CDO Fund Limited/
GSC Partners CDO Fund Corp.
due 11/20/16*,1,2,3	1,325	$537,829
Reinsurance Group of America, Inc.
6.20% due 09/15/42*,1	20,000	527,600
Whitehorse II Ltd.
due 06/15/17*,1,2,3	450,000	208,125
Total Preferred Stocks
(Cost $1,211,625)		1,273,554

	Face
	Amount
CORPORATE BONDS†† - 39.3%
Financials - 17.7%
Macquarie Group Ltd.
6.25% due 01/14/21[2,3]	$780,000	843,804
7.63% due 08/13/19[2,3]	450,000	521,685
ING US, Inc.
5.50% due 07/15/22[2,3]	1,150,000	1,199,661
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[2,3]	900,000	942,750
Infinity Property & Casualty Corp.
5.00% due 09/19/22	800,000	832,655
Entertainment Properties Trust
5.75% due 08/15/22	680,000	706,069
General Electric Capital Corp.
7.13% due 12/15/49[1,4]	620,000	690,940
Hospitality Properties Trust
5.00% due 08/15/22	600,000	630,325
Jefferies Group, Inc.
6.88% due 04/15/21	550,000	591,938
Blackstone Holdings Finance
Company LLC
4.75% due 02/15/23[2,3]	250,000	260,659
5.88% due 03/15/21[2,3]	150,000	167,070
6.63% due 08/15/19[2,3]	125,000	144,225
Symetra Financial Corp.
6.13% due 04/01/16[2,3]	515,000	557,129
StanCorp Financial Group, Inc.
5.00% due 08/15/22	500,000	515,887
Alleghany Corp.
4.95% due 06/27/22	450,000	490,336
Susquehanna Bancshares, Inc.
5.38% due 08/15/22	400,000	417,978
CubeSmart, LP
4.80% due 07/15/22	350,000	378,719
Vesey Street Investment Trust I
4.40% due 09/01/16[5]	350,000	374,514
City National Bank
5.38% due 07/15/22	350,000	372,924
QBE Capital Funding III Ltd.
7.25% due 05/24/41[1,2,3]	368,000	372,600
Primerica, Inc.
4.75% due 07/15/22	350,000	371,229
Bank of America North America
6.10% due 06/15/17	300,000	340,724
Prudential Financial, Inc.
5.88% due 09/15/42[1]	300,000	307,500
Nationwide Mutual Insurance Co.
9.38% due 08/15/39[2,3]	210,000	287,354
IPIC GMTN Ltd.
5.50% due 03/01/22[2,3]	225,000	252,000
Serta Simmons Holdings LLC
8.13% due 10/01/20[2,3]	150,000	151,875
Jackson National Life Insurance Co.
8.15% due 03/15/27[2,3]	125,000	149,104
WEA Finance LLC
4.63% due 05/10/21[2,3]	130,000	141,920
Digital Realty Trust, LP
5.25% due 03/15/21	125,000	139,072
First Niagara Financial Group, Inc.
6.75% due 03/19/20	120,000	138,122
WR Berkley Corp.
5.38% due 09/15/20	125,000	137,613
MetLife Capital Trust IV
7.88% due 12/15/37[2,3]	115,000	135,700
Morgan Stanley
3.80% due 04/29/16	130,000	134,334
Allied World Assurance Company Ltd.
7.50% due 08/01/16	115,000	133,747
National Life Insurance Co.
10.50% due 09/15/39[2,3]	100,000	133,529
Ironshore Holdings US, Inc.
8.50% due 05/15/20[2,3]	120,000	132,337
Scottrade Financial Services, Inc.
6.13% due 07/11/21[2,3]	125,000	128,989
Nationwide Health Properties, Inc.
6.00% due 05/20/15	115,000	128,113
Aspen Insurance Holdings Ltd.
6.00% due 08/15/14	120,000	127,338
Total Financials		14,482,468
Industrials - 6.2%
Penske Truck Leasing Company Lp/
PTL Finance Corp.
4.88% due 07/11/22[2,3]	2,000,000	1,996,475
Asciano Finance Ltd.
4.63% due 09/23/20[2,3]	980,000	1,002,157
AWAS Aviation Capital Ltd.
7.00% due 10/17/16[2,3]	457,960	485,438
Verisk Analytics, Inc.
4.13% due 09/12/22	350,000	355,651
Transnet SOC Ltd.
4.00% due 07/26/22[2,3]	300,000	304,950
International Lease Finance Corp.
7.13% due 09/01/18[2,3]	250,000	291,250
Embraer S.A.
5.15% due 06/15/22	200,000	214,660
Coleman Cable, Inc.
9.00% due 02/15/18	125,000	133,125

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Total return bond fund

	Face
	Amount	Value

Marquette Transportation Company/
Marquette Transportation
Finance Corp.
10.88% due 01/15/17	$125,000	$131,563
Sequa Corp.
11.75% due 12/01/15[2,3]	125,000	131,250
Total Industrials		5,046,519
Consumer Discretionary - 4.5%
Expedia, Inc.
5.95% due 08/15/20	490,000	540,459
Wyndham Worldwide Corp.
4.25% due 03/01/22	500,000	513,880
Caesars Operating Escrow LLC/
Caesars Escrow Corp.
9.00% due 02/15/20[2,3]	460,000	464,600
Continental Airlines 2012-2
Class B Pass Thru Certificates
5.50% due 10/29/20	300,000	306,750
INTCOMEX, Inc.
13.25% due 12/15/14	250,000	255,000
Laureate Education, Inc.
9.25% due 09/01/19[2,3]	250,000	251,250
WMG Acquisition Corp.
11.50% due 10/01/18	205,000	230,625
QVC, Inc.
5.13% due 07/02/22[2,3]	150,000	158,852
Continental Airlines 2012-1
Class A Pass Thru Trusts
4.15% due 04/11/24	150,000	153,000
International Game Technology
5.50% due 06/15/20	125,000	136,732
Delta Air Lines 2011-1
Class B Pass Through Trust
7.13% due 10/15/14[2]	130,000	133,088
HD Supply, Inc.
8.13% due 04/15/19[2,3]	120,000	130,200
Atlas Air 1999-1 Class A-1 Pass
Through Trust
7.20% due 01/02/19	125,036	126,286
GRD Holdings III Corp.
10.75% due 06/01/19[2,3]	125,000	125,313
Levi Strauss & Co.
6.88% due 05/01/22	90,000	93,825
Stanadyne Corp.
10.00% due 08/15/14	60,000	55,950
Total Consumer Discretionary		3,675,810
Materials - 3.6%
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[2,3]	850,000	855,731
4.45% due 11/15/21[2,3]	125,000	128,152
AngloGold Ashanti Holdings plc
5.13% due 08/01/22	875,000	891,036
Alcoa, Inc.
5.40% due 04/15/21	530,000	556,318
5.87% due 02/23/22	100,000	107,559
POSCO
5.25% due 04/14/21[2,3]	120,000	136,919
Xstrata Finance Canada Ltd.
4.95% due 11/15/21[2,3]	125,000	133,923
Sonoco Products Co.
4.38% due 11/01/21	120,000	129,172
Total Materials		2,938,810
Energy - 2.9%
Reliance Holdings USA, Inc.
5.40% due 02/14/22[2,3]	550,000	585,852
SandRidge Energy, Inc.
7.50% due 02/15/23[2,3]	250,000	257,500
7.50% due 03/15/21	125,000	128,750
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35% due 06/30/21[2,3]	218,250	245,422
Midstates Petroleum Company Incorporated/
Midstates Petroleum Co LLC
10.75% due 10/01/20[2,3]	200,000	208,500
Penn Virginia Resource Partners
Limited Partnership/Penn
Virginia Resource Finance Corp.
8.25% due 04/15/18	190,000	196,175
Valero Energy Corp.
9.38% due 03/15/19	100,000	135,818
Bill Barrett Corp.
7.63% due 10/01/19	125,000	132,500
Equities Corp.
4.88% due 11/15/21	125,000	131,457
Crestwood Midstream Partners
Limited Partnership/Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	125,000	126,874
Eagle Rock Energy Partners Limited Partnership/
Eagle Rock Energy Finance Corp.
8.38% due 06/01/19	125,000	122,813
DCP Midstream Operating, LP
4.95% due 04/01/22	100,000	105,127
Total Energy		2,376,788
Information Technology - 2.9%
Computer Sciences Corp.
4.45% due 09/15/22	2,000,000	2,002,043
Stream Global Services, Inc.
11.25% due 10/01/14	145,000	150,800
Freescale Semiconductor, Inc.
9.25% due 04/15/18[2,3]	125,000	135,938
iGATE Corp.
9.00% due 05/01/16	75,000	82,313
Total Information Technology		2,371,094
Telecommunication Services - 0.7%
Oi S.A.
5.75% due 02/10/22[2,3]	200,000	209,500
WPP Finance 2010
4.75% due 11/21/21	125,000	136,946
DISH DBS Corp.
5.88% due 07/15/22[2,3]	100,000	102,500
Open Solutions, Inc.
9.75% due 02/01/15[2,3]	110,000	93,500
Total Telecommunication Services		542,446

58 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Total return bond fund

	Face
	Amount	Value

Consumer Staples - 0.5%
Bumble Bee Acquisition Corp.
9.00% due 12/15/17[2,3]	$250,000	$261,562
Energizer Holdings, Inc.
4.70% due 05/19/21	125,000	132,384
Yankee Candle Company, Inc.
8.50% due 02/15/15	5,000	5,063
Total Consumer Staples		399,009
Health Care - 0.3%
Hologic, Inc.
6.25% due 08/01/20[2,3]	250,000	265,000
Total Corporate Bonds
(Cost $30,966,192)		32,097,944
ASSET BACKED SECURITIES†† - 32.1%
KKR Financial CLO 2007-1 Corp.
1.88% due 05/15/21[1,2,3]	1,100,000	955,768
2.68% due 05/15/211.2.3	1,000,000	889,960
Rockwall CDO Ltd.
0.69% due 08/01/24[1,2,3]	1,740,241	1,509,658
Willis Engine Securitization Trust
5.50% due 09/15/37[2,3,6]	1,500,000	1,503,945
GSC Partners CDO Fund Ltd.
1.30% due 10/23/17[1,2,3]	500,000	457,815
1.68% due 11/20/16[1]	500,000	448,470
1.43% due 05/25/20[1,2,3]	250,000	217,930
Dominos Pizza Master Issuer LLC
5.22% due 01/25/42[2,3,6]	992,500	1,106,440
Global Leveraged Capital Credit
Opportunity Fund
1.46% due 12/20/18[1,2,3]	1,036,000	831,452
1.06% due 12/20/18[1,2,3]	250,000	220,813
Aerco Ltd.
0.68% due 07/15/25[1,2,3]	1,210,916	883,969
Liberty CLO Ltd.
0.82% due 11/01/17[1,2,3]	1,000,000	825,555
Churchill Financial Cayman Ltd.
3.06% due 07/10/19[1,2,3]	1,000,000	808,910
Babcock & Brown Air Funding I Ltd.
0.54% due 11/14/33[1,2,3]	823,766	679,607
ACS 2007-1 Pass Through Trust
0.49% due 06/14/37[1,2,3]	724,858	652,372
Genesis Funding Ltd.
0.46% due 12/19/32[1,2,3]	721,263	629,519
Grayson CLO Ltd.
0.85% due 11/01/21[1,2,3]	750,000	613,005
CCR, Inc.
4.75% due 07/11/22[2,3]	500,000	512,825
Goldentree Credit Opportunities
Financing Ltd.
4.48% due 09/15/24[1,2,3]	500,000	500,640
Pacifica CDO V Corp.
5.81% due 01/26/20[2,3]	500,000	482,455
DFR Middle Market CLO Ltd.
2.76% due 07/20/19[1,2,3]	500,000	479,015
Battalion CLO Ltd.
3.19% due 11/15/19[1,2,3]	500,000	467,870
TCW Global Project Fund
1.07% due 09/01/17[1,2,3]	500,000	452,560
Northwind Holdings LLC
1.20% due 12/01/37[1,2,3]	560,983	448,786
Jasper CLO Ltd.
1.02% due 08/01/17[1,2,3]	500,000	439,015
Airplanes Pass Through Trust
0.77% due 03/15/19[1]	913,948	438,695
Kennecott Funding Ltd.
1.26% due 01/13/18[1,2,3]	500,000	432,500
NewStar Commercial Loan Trust 2007-1
0.66% due 09/30/22[1,2,3]	472,667	432,263
Gleneagles CLO Ltd.
0.99% due 11/01/17[1,2,3]	500,000	426,225
MC Funding Limited/
MC Funding 2006-1 LLC
1.33% due 12/20/20[1,2,3]	500,000	420,510
Golub Capital Partners Fundings Ltd.
1.14% due 03/15/22[1,2,3]	500,000	416,425
Westwood CDO Ltd.
1.04% due 03/25/21[1,2,3]	500,000	415,005
ICE EM CLO
1.32% due 08/15/22[1,2,3]	500,000	413,110
Black Diamond CLO 2006-1
Luxembourg S.A.
1.14% due 04/29/19[1,2,3]	500,000	401,565
Westchester CLO Ltd.
0.78% due 08/01/22[1,2,3]	500,000	400,990
Emporia Preferred Funding II Corp.
0.96% due 10/18/18[1,2,3]	430,000	363,096
South Coast Funding
0.80% due 08/06/39[1,2,3]	325,384	313,995
CoLTS 2005-2 Corp.
1.23% due 12/20/18[1,2,3]	291,201	286,213
Structured Asset Receivables Trust
0.95% due 01/21/15[1,2,3]	305,825	284,417
OFSI Fund Ltd.
1.23% due 09/20/19[1,2,3]	370,000	282,103
ACS 2006-1 Pass Through Trust
0.49% due 06/20/31[1,2,3]	288,630	251,108
Beacon Container Finance LLC
3.72% due 09/20/27[2,3]	250,000	250,373
BlackRock Senior Income Series Corp.
0.00% due 09/15/16	500,000	249,220
Carlyle Global Market Strategies
0.00% due 10/04/24[2,3]	250,000	242,198
Drug Royalty Corporation, Inc.
5.71% due 07/15/24[1,2,3]	230,385	234,217
Genesis Clo 2007-2 Ltd.
4.46% due 01/10/16[1,2,3]	250,000	232,500
MKP CBO I Ltd.
1.09% due 05/08/39[1,2,3]	236,112	228,462
T2 Income Fund CLO Ltd.
1.96% due 07/15/19[1,2,3]	250,000	212,870
Hewett’s Island Clo V Ltd.
0.81% due 12/05/18[1,2,3]	250,000	207,500
CoLTS 2007-1 Corp.
1.18% due 03/20/21[1,2,3]	250,000	205,250

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
Total return bond fund

	Face
	Amount	Value

Eastland CLO Ltd.
0.84% due 05/01/22[1,2,3]	$250,000	$197,960
NewStar Commercial Loan Trust 2006-1
0.73% due 03/30/22[1,2,3]	193,832	186,078
Whitney CLO Ltd.
2.52% due 03/01/17[1,2,3]	200,000	175,742
Raspro Trust
0.78% due 03/23/24[1,2,3]	178,262	150,631
Castle Trust
0.97% due 05/15/27[1,2,3]	160,606	149,364
Vega Containervessel plc
5.56% due 02/10/21[2,3]	129,633	123,152
LCP Dakota Fund
10.75% due 01/16/14[2]	125,000	123,136
Argent Securities, Inc.
0.56% due 11/25/35[1,6]	97,705	85,186
CapitalSource Commercial Loan Trust
0.90% due 09/20/22[1,2,3]	23,122	23,032
Total Asset Backed Securities
(Cost $25,689,848)		26,273,445
SENIOR FLOATING RATE INTERESTS††,7 - 12.5%
Bank Loans - 8.0%
Nuveen Investments, Inc.
5.96% due 05/13/17	431,200	428,147
5.94% due 05/13/17	318,800	316,543
CNO Financial Group
due 09/20/15	700,000	701,749
AOT Bedding Super Holdings LLC
due 09/19/19	650,000	646,866
Hologic, Inc.
4.50% due 07/19/19	500,000	505,835
Acosta, Inc.
due 03/01/18	500,000	502,190
BJ’s Wholesale Club, Inc.
5.74% due 09/20/19	500,000	501,875
Reynolds Group Holdings Ltd.
due 09/20/18	500,000	501,605
Sheridan Production
due 09/25/19	500,000	500,210
Advanced Displosal
due 09/25/19	450,000	451,971
Sabre, Inc.
5.98% due 09/29/17	260,000	257,855
CPG International I, Inc.
5.74% due 09/18/19	250,000	250,078
CPM Holdings, Inc.
6.24% due 08/16/17	180,000	179,550
10.24% due 02/16/18	70,000	70,350
Cannery Casino Resorts
due 10/08/18	200,000	199,750
AP Alternative
4.25% due 06/30/15	111,570	104,318
Open Solutions, Inc.
2.57% due 01/23/14	100,000	96,300
UPC Financing Partnership
3.73% due 12/31/17	90,000	89,635
IPC Systems, Inc.
5.48% due 07/31/17	60,000	59,400
Rock Ohio Caesars LLC
8.49% due 08/18/17	44,000	44,990
Container Store
6.24% due 04/03/19	40,000	39,867
Aspect Software, Inc.
6.24% due 05/09/16	20,000	19,675
Windstream Corp.
3.99% due 08/03/19	500	502
Shield Finance Co.
6.50% due 05/10/19	100	100
Total Bank Loans		6,469,361
Industrials - 2.1%
First Data Corp.
5.21% due 02/03/18	500,000	492,875
due 03/23/18	20,000	18,992
Party City Holdings Ltd.
5.74% due 07/23/19	400,000	404,699
Ceridian Corp.
5.97% due 05/31/17	170,000	170,602
Arctic Glacier, Inc.
8.49% due 12/31/18	152,000	152,000
8.49% due 07/27/18	8,000	8,000
Rgis Services LLC
4.71% due 10/18/16	125,000	124,063
Avaya, Inc.
4.92% due 10/26/17	100,000	91,056
Navistar, Inc.
6.99% due 08/16/17	90,000	90,900
AP Alternative
4.25% due 06/30/15	84,052	78,588
Shield Finance Co.
6.50% due 05/10/19	39,900	40,000
Travelport Holdings Ltd.
due 08/23/15	20,000	19,036
Total Industrials		1,690,811
Consumer Discretionary - 0.9%
Laureate Education, Inc.
5.24% due 06/15/18	220,000	217,043
Windstream Corp.
3.99% due 08/03/19	199,500	200,107
Regent Seven Seas Cruises, Inc.
6.24% due 02/16/19	150,000	150,563
Level 3 Financing, Inc.
5.24% due 08/01/19	140,000	140,613
Univision Communications, Inc.
4.48% due 03/31/17	31,978	31,562
Keystone
due 03/30/16	10,000	10,025
Total Consumer Discretionary		749,913

60 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
Total return bond fund

	Face
	Amount	Value

Health Care - 0.8%
One Call Medical, Inc.
6.99% due 08/22/19	$420,000	$418,425
MModal, Inc.
6.75% due 08/16/19	270,000	266,963
Total Health Care		685,388
Telecommunication Services - 0.3%
Asurion Corp.
5.50% due 02/03/18	280,000	281,576
Information Technology - 0.3%
Excelitas Technologies Corp.
due 11/29/16	140,000	138,250
Sabre, Inc.
7.25% due 12/29/17	120,000	120,700
Total Information Technology		258,950
Financials - 0.1%
Istar Financial Inc.
6.99% due 02/03/18	40,000	40,600
AmWINS Group, Inc.
9.24% due 12/06/19	8,000	8,080
10.24% due 12/06/19	2,000	2,020
Total Financials		50,700
Utilities - 0.0%
Essential Power LLC
5.50% due 08/07/19	20,000	20,150
Total Senior Floating Rate Interests
(Cost $10,102,167)		10,206,849
COLLATERALIZED MORTGAGE OBLIGATIONs†† - 1.6%
Wachovia Bank Commercial
Mortgage Trust 2006-C27,
5.80% due 07/15/45[1]	500,000	547,840
Morgan Stanley Capital I
Trust 2006-IQ12,
5.37% due 12/15/43	500,000	543,776
BAMLL-DB Trust 2012-OSI,
5.81% due 04/13/29[2,3]	200,000	210,730
Total Collateralized Mortgage Obligations
(Cost $1,253,708)		1,302,346
MUNICIPAL BONDS†† - 0.8%
California - 0.6%
Cypress School District General
Obligation Unlimited
0.00% due 08/01/35	500,000	149,480
Glendale Unified School District
General Obligation Unlimited
0.00% due 09/01/27	300,000	148,794
California Health Facilities Financing
Authority Revenue Bonds
5.25% due 08/15/31	120,000	140,880
Rowland Unified School District
General Obligation Unlimited
0.00% due 08/01/41	110,000	26,566
Total California		465,720
Illinois - 0.1%
Chicago Transit Authority Revenue Bonds
5.25% due 12/01/31	100,000	117,115
Pennsylvania - 0.1%
Allegheny County Hospital Development
Authority Revenue Bonds
5.00% due 10/15/31	100,000	112,354
Total Municipal Bonds
(Cost $603,355)		695,189
Foreign Government Bonds†† - 0.7%
Bermuda - 0.4%
Bermuda Government International Bond
4.14% due 01/03/23[2,3]	350,000	367,500
Cayman Islands - 0.2%
Government of the Cayman Islands
5.95% due 11/24/19[2,3]	125,000	143,750
Bahamas - 0.1%
Commonwealth of the Bahamas
6.95% due 11/20/29[2,3]	110,000	130,625
Total Foreign Government Bonds
(Cost $606,559)		641,875
Total Investments - 88.6%
(Cost $70,433,454)		$72,491,202
Other Assets & Liabilities, net - 11.4%		9,371,083
Total Net Assets - 100.0%		$81,862,285

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2012.
[2]	Security was acquired through a private placement.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $41,656,252 (cost $40,370,287), or 50.9% of total net assets.
[4]	Perpetual maturity.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[6]	All or portion of this security was held as collateral for Reverse Repurchase Agreements at September 30, 2012. The total market value of securities held as collateral amounts to $2,695,571 — See Note 9.
[7]	Securities with no rates were unsettled at September 30, 2012.
plc — Public Limited Company

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 61

Total return bond fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $70,433,454)	$72,491,202
Cash	19,763,904
Prepaid expenses	19,590
Receivables:
Fund shares sold	784,014
Interest	538,700
Securities sold	201,076
Investment advisor	39,645
Total assets	93,838,131
Liabilities:
Reverse Repurchase Agreements	2,073,839
Payable for:
Securities purchased	9,677,446
Distributions to shareholders	107,451
Management fees	27,029
Fund shares redeemed	18,636
Transfer agent/maintenance fees	13,550
Distribution and service fees	9,374
Fund accounting/administration fees	5,135
Directors’ fees*	4,146
Miscellaneous	39,240
Total liabilities	11,975,846
Net assets	$81,862,285
Net assets consist of:
Paid in capital	$79,577,908
Undistributed net investment income	63,258
Accumulated net realized gain on investments	163,371
Net unrealized appreciation on investments	2,057,748
Net assets	$81,862,285
A-Class:
Net assets	$30,689,104
Capital shares outstanding	1,157,703
Net asset value per share	$26.51
Maximum offering price per share
(Net asset value divided by 95.25%)	$27.83
C-Class:
Net assets	$6,607,421
Capital shares outstanding	249,326
Net asset value per share	$26.50
Institutional Class:
Net assets	$44,565,760
Capital shares outstanding	1,679,432
Net asset value per share	$26.54

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

STATEMENT OF OPERATIONS

Period Ended September 30, 2012**

Investment Income:
Interest	$1,660,615
Dividends	11,634
Total investment income	1,672,249

Expenses:
Management fees	150,046
Transfer agent/maintenance fees
A-Class	13,511
C-Class	3,070
Institutional Class	2,919
Distribution and service fees:
A-Class	14,137
C-Class	12,564
Fund accounting/administration fees	28,508
Registration fees	34,229
Pricing service expense	20,460
Professional fees	19,974
Printing expenses	19,673
Interest expense	6,707
Directors’ fees*	5,850
Custodian fees	3,511
Miscellaneous	8,210
Total expenses	343,369
Less:
Expenses waived by Advisor	(140,529)
Expenses waived by Transfer Agent
A-Class	(10,085)
C-Class	(1,893)
Institutional Class	(2,207)
Total waived expenses	(154,714)
Net expenses	188,655
Net investment income	1,483,594

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	163,371
Net realized gain	163,371
Net change in unrealized appreciation
(depreciation) on:
Investments	2,057,748
Net change in unrealized appreciation
(depreciation)	2,057,748
Net realized and unrealized gain	2,221,119
Net increase in net assets resulting
from operations	$3,704,713

** Since commencement of operations: November 30, 2011.

62 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Total return bond fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2012*

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,483,594
Net realized gain on investments	163,371
Net change in unrealized appreciation (depreciation) on investments	2,057,748
Net increase in net assets resulting from operations	3,704,713

Distributions to shareholders from:
Net investment income
A-Class	(279,809)
C-Class	(52,740)
Institutional Class	(1,088,551)
Total distributions to shareholders	(1,421,100)

Capital share transactions:
Proceeds from sale of shares
A-Class	30,335,331
C-Class	7,733,542
Institutional Class	43,072,766
Distributions reinvested
A-Class	240,618
C-Class	52,073
Institutional Class	857,098
Cost of shares redeemed
A-Class	(424,585)
C-Class	(1,289,963)
Institutional Class	(998,208)
Net increase from capital share transactions	79,578,672
Net increase in net assets	81,862,285

Net assets:
Beginning of period	—
End of period	$81,862,285
Undistributed net investment income at end of period	$63,258

Capital share activity:
Shares sold
A-Class	1,164,807
C-Class	296,797
Institutional Class	1,684,899
Shares issued from reinvestment of distributions
A-Class	9,196
C-Class	1,991
Institutional Class	33,200
Shares redeemed
A-Class	(16,300)
C-Class	(49,462)
Institutional Class	(38,667)
Net increase in shares	3,086,461

* Since commencement of operations: November 30, 2011.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 63

Total return bond fund

financial highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Period Ended
	September 30,	September 30,
	2012[a]	2012[a]
	A-Class	C-Class
Per Share Data
Net asset value, beginning of period	$25.00	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.08	.94
Net gain on investments (realized and unrealized)	1.35	1.32
Total from investment operations	2.43	2.26
Less distributions from:
Net investment income	(.92)	(.76)
Total distributions	(.92)	(.76)
Net asset value, end of period	$26.51	$26.50

Total Return[d]	9.78%	9.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,689	$6,607
Ratios to average net assets:
Net investment income	5.10%	4.38%
Total expenses	1.51%	2.26%
Net expenses[c]	0.85%	1.63%
Portfolio turnover rate	69%	69%

Period Ended
September 30,
2012[a]
Institutional Class
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.06
Net gain on investments (realized and unrealized)	1.44
Total from investment operations	2.50
Less distributions from:
Net investment income	(.96)
Total distributions	(.96)
Net asset value, end of period	$26.54

Total Return[d]	10.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,566
Ratios to average net assets:
Net investment income	4.91%
Total expenses	0.99%
Net expenses[c]	0.52%
Portfolio turnover rate	69%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Reflects expense ratios after expense waivers, and may include interest or dividend expense. Excluding interest or dividend expense, the operating expense ratio for the current period would be 0.03%, 0.04% and 0.02% lower for the A-Class, C-Class and Institutional Class, respectively.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

64 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders

Guggenheim Investments U.S. Intermediate Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Portfolio Manager at the Investment Manager and Chief Investment Officer and a Managing Partner at Guggenheim Partners Investment Management, LLC (“GPIM”); Anne B. Walsh, Portfolio Manager at the Investment Manager and Senior Managing Director at GPIM; James W. Michal, Portfolio Manager at the Investment Manager and Director and Portfolio Manager at GPIM; and Jeffrey B. Abrams, Portfolio Manager at the Investment Manager and Senior Managing Director and Portfolio Manager at GPIM. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the nine-month period beginning at the Fund’s previous fiscal year-end, which was December 31, 2011, until September 30, 2012. In August 2012, when the Fund’s portfolio managers changed, its fiscal year-end was moved from December 31 to September 30.

For the period from December 31, 2011, through September 30, 2012, the Guggenheim Investments U.S. Intermediate Bond Fund returned 4.51%1, compared with the 3.52% return of its benchmark, the Barclays U.S. Intermediate Government/Credit Bond® Index.

Effective August 2012, the Fund experienced a change in individuals managing the portfolio, although Guggenheim Investments continues to serve as the Fund’s investment manager. The change in portfolio management teams does not affect the investment objective of the funds, which is to seek current income. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade U.S. fixed-income securities. Such fixed-income securities may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. The Investment Manager will attempt to maintain a dollar weighted average duration of 3 to 4.5 years and a dollar weighted average maturity of 3 to 10 years in managing the Fund’s portfolio. The Fund also may invest in debt securities that are not investment grade (also known as “high yield/high risk securities” or “junk bonds”) or restricted securities that include limitations on resale.

The portfolio management changes will provide shareholders with access to the fixed-income capabilities of Guggenheim Investments, which has extensive experience in the global credit markets, managing a wide range of fixed-income strategies.

Guggenheim Investments uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. Guggenheim Investments also considers macroeconomic outlook and geopolitical issues.

Since assuming responsibility of the Fund in August 2012, the management team has been methodically investing the portfolio, seeking relative-value investment opportunities through intensive, bottom-up security analysis. Contributors to performance included the roughly 60% weighting in investment-grade corporate credits, an area with a favorable outlook because of the health of corporate issuers: borrowing costs remain low with yields at historical lows, default rates are hovering around 2% and strong demand for primary issuance has enabled a steady wave of debt refinancings.

The Federal Reserve has staked out its position to keep the federal funds rate close to zero until mid-2015, which has led investors to buy longer-dated assets to obtain higher yields. Against an improving U.S. macroeconomic backdrop, we continue to believe that investment grade corporate will outpace Treasuries.

Structured credit and corporate bonds rallied on the back of monetary stimulus with the main drivers of positive performance being corporate bonds, asset-backed securities (ABS), and collateralized loan obligations (CLOs). Cash flow of principal and interest also contributed to positive performance. We continue to position the portfolio to remain over-weight spread duration and underweight effective duration.

the GUGGENHEIM FUNDS annual report | 65

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

From an asset allocation perspective, sustained periods of low nominal interest rates coupled with improving corporate fundamentals increase the attractiveness of higher yielding, fixed income securities. We continue to see value in fundamentally strong, but seemingly out-of-favor, lower-rated securities, particularly in corporate bonds, ABS (primarily through CLOs), and bank loans. The willingness of policymakers to flood the markets with additional liquidity, if necessary, should also keep interest rates low and allow access to the capital markets for leveraged credit issuers.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

66 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

performance report and FUND PROFILE (Unaudited)	September 30, 2012

U.S. INTERMEDIATE BOND FUND

OBJECTIVE: Seeks to provide current income.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

	1 Year	5 Year	10 Year
A-Class Shares	5.18%	3.21%	3.04%
A-Class Shares with sales charge†	0.18%	2.23%	2.55%
B-Class Shares	4.38%	2.43%	2.43%
B-Class Shares with CDSC‡	-0.62%	2.07%	2.43%
C-Class Shares	4.43%	2.47%	2.29%
C-Class Shares with CDSC§	3.43%	2.47%	2.29%
Barclays U.S. Intermediate
Government/Credit Bond Index	4.41%	5.71%	4.76%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 15, 1985
B-Class	October 19, 1993
C-Class	May 1, 2000

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

Rating
Fixed Income Instruments
A	13.7%
BBB+	12.4%
A+	10.8%
A-	10.8%
AA-	7.6%
BBB	6.3%
BBB-	6.2%
N/R	2.8%
Other - Investment Grade	22.8%
Other - Non-Investment Grade	6.2%
Other Instruments
Preferred Stocks	0.4%
Common Stocks	0.0%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the GUGGENHEIM FUNDS annual report | 67

SCHEDULE OF INVESTMENTS	September 30, 2012
U.S. Intermediate Bond Fund

	Shares	Value

COMMON STOCKS††† - 0.0%
Consumer Discretionary - 0.0%
Harry & David Holdings, Inc.*,1	7	$525
Materials - 0.0%
Constar International Holdings LLC*,1	68	—
Total Common Stocks
(Cost $570)		525
PREFERRED STOCKS††† - 0.4%
Woodbourne Capital Trust I 0.03%[1,2,3,4,5]	950,000	138,526
Woodbourne Capital Trust IV 0.03%[1,2,3,4,5]	950,000	138,525
Woodbourne Capital Trust II 0.03%[1,2,3,4,5]	950,000	138,525
Woodbourne Capital Trust III 0.03%[1,2,3,4,5]	950,000	138,525
Constar International Holdings LLC*,1	7	—
Total Preferred Stocks
(Cost $3,818,354)		554,101

	Face
	Amount
CORPORATE BONDS†† - 85.3%
Financials - 31.7%
JPMorgan Chase & Co.
3.40% due 06/24/15	$2,000,000	2,122,690
6.30% due 04/23/19	1,000,000	1,229,321
4.65% due 06/01/14	1,000,000	1,059,969
General Electric Capital Corp.
3.35% due 10/17/16	2,250,000	2,422,431
2.90% due 01/09/17	1,000,000	1,057,980
7.13% due 12/15/49[2,3]	250,000	278,605
BlackRock, Inc.
6.25% due 09/15/17	3,000,000	3,670,605
Merrill Lynch & Company, Inc.
5.30% due 09/30/15	3,000,000	3,282,618
Standard Chartered plc
6.41% due 12/29/49[2,3,4,5]	3,250,000	3,185,000
Ford Motor Credit Company LLC
3.88% due 01/15/15	2,000,000	2,090,190
5.00% due 05/15/18	1,000,000	1,091,723
US Bancorp
2.95% due 07/15/22	2,000,000	2,019,028
New York Life Global Funding
2.45% due 07/14/16[4,5]	1,500,000	1,564,440
ING US, Inc.
5.50% due 07/15/22[4,5]	1,450,000	1,512,617
Kaupthing Bank HF
3.49% due 01/15/10[4,5,6]	5,000,000	1,350,000
Susquehanna Bancshares, Inc.
5.38% due 08/15/22	1,200,000	1,253,934
Infinity Property & Casualty Corp.
5.00% due 09/19/22	1,100,000	1,144,902
Citigroup, Inc.
6.38% due 08/12/14	500,000	544,109
4.75% due 05/19/15	500,000	538,244
American Express Credit Corp.
2.38% due 03/24/17	1,000,000	1,051,849
Berkshire Hathaway, Inc.
1.90% due 01/31/17	1,000,000	1,035,409
RenaissanceRe Holdings Ltd.
5.88% due 02/15/13	1,000,000	1,016,150
Macquarie Group Ltd.
6.25% due 01/14/21[4,5]	600,000	649,080
7.63% due 08/13/19[4,5]	300,000	347,790
Nuveen Investments, Inc.
9.13% due 10/15/17[4,5]	1,000,000	992,500
CNO Financial Group, Inc.
6.38% due 10/01/20[4,5]	550,000	561,000
Nationstar Mortgage LLC/
Nationstar Capital Corp.
7.88% due 10/01/20[4,5]	500,000	508,750
Serta Simmons Holdings LLC
8.13% due 10/01/20[4,5]	500,000	506,250
Hub International Ltd.
8.13% due 10/15/18[4,5]	450,000	455,625
Torchmark Corp.
7.88% due 05/15/23	350,000	430,230
Hospitality Properties Trust
5.00% due 08/15/22	100,000	105,054
Entertainment Properties Trust
5.75% due 08/15/22	100,000	103,834
Residential Capital LLC
8.50% due 06/01/12[6]	350,000	87,500
TIG Holdings, Inc.
8.60% due 01/15/27[4,5]	34,000	28,815
Total Financials		39,298,242
Information Technology - 14.1%
Amphenol Corp.
4.00% due 02/01/22	3,500,000	3,694,473
Cisco Systems, Inc.
4.45% due 01/15/20	2,750,000	3,227,463
Texas Instruments, Inc.
2.38% due 05/16/16	2,750,000	2,908,048
Altera Corp.
1.75% due 05/15/17	2,500,000	2,565,878
Computer Sciences Corp.
4.45% due 09/15/22	1,800,000	1,801,839
First Data Corp.
6.75% due 11/01/20[4,5]	1,000,000	993,750
8.75% due 01/15/22[4,5]	250,000	251,875
Broadcom Corp.
2.38% due 11/01/15	1,000,000	1,048,160
International Business
Machines Corp.
1.25% due 02/06/17	500,000	508,249
eBay, Inc.
1.35% due 07/15/17	500,000	505,995
Total Information Technology		17,505,730

68 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
U.S. Intermediate Bond Fund

	Face
	Amount	Value

Consumer Discretionary - 9.2%
Omnicom Group, Inc.
6.25% due 07/15/19	$3,000,000	$3,679,518
Starbucks Corp.
6.25% due 08/15/17	2,000,000	2,438,746
Johns Hopkins University
5.25% due 07/01/19	2,000,000	2,429,240
Sabre, Inc.
8.50% due 05/15/19[4,5]	1,150,000	1,181,625
Caesars Operating Escrow LLC/
Caesars Escrow Corp.
9.00% due 02/15/20[4,5]	1,160,000	1,171,600
Stanadyne Corp.
10.00% due 08/15/14	240,000	223,800
GRD Holdings III Corp.
10.75% due 06/01/19[4,5]	125,000	125,313
Yonkers Racing Corp.
11.38% due 07/15/16[4,5]	100,000	108,000
Jacobs Entertainment, Inc.
9.75% due 06/15/14	75,000	75,000
Affinia Group, Inc.
9.00% due 11/30/14	30,000	30,150
Total Consumer Discretionary		11,462,992
Consumer Staples - 8.0%
Heineken N.V.
3.40% due 04/01/22[4,5]	2,500,000	2,603,724
Coca-Cola Co.
1.80% due 09/01/16	2,000,000	2,083,780
Reynolds Group Issuer Incorporated/
Reynolds Group Issuer LLC/
Reynolds Group Issuer Lu
5.75% due 10/15/20[4,5]	1,250,000	1,250,000
Colgate-Palmolive Co.
1.30% due 01/15/17	1,000,000	1,022,627
Anheuser-Busch InBev Worldwide, Inc.
1.38% due 07/15/17	1,000,000	1,012,214
General Mills, Inc.
5.70% due 02/15/17	800,000	954,878
Energizer Holdings, Inc.
4.70% due 05/24/22	500,000	530,339
Procter & Gamble Co.
2.30% due 02/06/22	500,000	511,129
Total Consumer Staples		9,968,691
Materials - 6.2%
Sherwin-Williams Co.
3.13% due 12/15/14	2,500,000	2,627,048
AngloGold Ashanti Holdings plc
5.13% due 08/01/22	1,250,000	1,272,910
Praxair, Inc.
5.20% due 03/15/17	1,050,000	1,230,366
IAMGOLD Corp.
6.75% due 10/01/20[4,5]	1,250,000	1,225,000
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[4,5]	1,200,000	1,208,090
Georgia-Pacific LLC
8.00% due 01/15/24	51,000	69,615
Mosaic Global Holdings, Inc.
7.38% due 08/01/18	18,000	21,995
Constar International, Inc
11.00% due 12/31/17[4]	5,293	7,534
Total Materials		7,662,558
Industrials - 4.7%
Asciano Finance Ltd.
4.63% due 09/23/20[4,5]	1,450,000	1,482,783
Continental Airlines 2012-2
Class A Pass Thru Certificates
4.00% due 10/29/24	1,200,000	1,228,500
United Parcel Service, Inc.
3.13% due 01/15/21	1,000,000	1,079,355
Verisk Analytics, Inc.
4.13% due 09/12/22	850,000	863,725
3M Co.
1.00% due 06/26/17	500,000	504,353
Penske Truck Leasing Company Lp/
PTL Finance Corp.
4.88% due 07/11/22[4,5]	500,000	499,119
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corporation II
8.38% due 06/01/20[4,5]	150,000	154,875
Geo Specialty Chemicals
7.50% due 03/31/15†††,1	11,056	5,528
Total Industrials		5,818,238
Energy - 3.7%
Eagle Rock Energy Partners Limited
Partnership/Eagle Rock Energy
Finance Corp.
8.38% due 06/01/19[4,5]	1,250,000	1,228,125
Midstates Petroleum Company
Incorporated/Midstates
Petroleum Co LLC
10.75% due 10/01/20[4,5]	600,000	625,500
BreitBurn Energy Partners Limited
Partnership/BreitBurn Finance Corp.
7.88% due 04/15/22[4,5]	600,000	621,000
Tesoro Logistics Limited Partnership/
Tesoro Logistics Finance Corp.
5.88% due 10/01/20[4,5]	450,000	461,250
Magnum Hunter Resources Corp.
9.75% due 05/15/20[4,5]	400,000	408,000
Penn Virginia Resource Partners Limited
Partnership/Penn Virginia Resource
Finance Corp.
8.25% due 04/15/18	300,000	309,750

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 69

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
U.S. Intermediate Bond Fund

	Face
	Amount	Value

Drill Rigs Holdings, Inc.
6.50% due 10/01/17[4,5]	$300,000	$298,125
Hiland Partners Limited Partnership/
Hiland Partners Finance Corp.
7.25% due 10/01/20[4,5]	250,000	260,000
QEP Resources, Inc.
5.25% due 05/01/23	250,000	255,625
Crestwood Midstream Partners
Limited Partnership/Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	150,000	152,250
Williams Companies, Inc.
8.75% due 03/15/32	12,000	16,647
Total Energy		4,636,272
Health Care - 3.1%
Novartis Securities Investment Ltd.
5.13% due 02/10/19	1,500,000	1,802,429
AstraZeneca plc
5.90% due 09/15/17	1,250,000	1,535,434
Baxter International, Inc.
1.85% due 01/15/17	500,000	517,518
Total Health Care		3,855,381
Telecommunication Services - 2.4%
Univision Communications, Inc.
6.75% due 09/15/22[4,5]	1,250,000	1,250,000
AT&T, Inc.
1.70% due 06/01/17	1,000,000	1,029,858
Open Solutions, Inc.
9.75% due 02/01/15[4,5]	550,000	467,500
Zayo Group LLC/Zayo Capital, Inc.
10.13% due 07/01/20	170,000	187,850
Nortel Networks Ltd.
6.88% due 09/01/23[6]	31,000	19,375
AT&T Corp.
8.00% due 11/15/31	2,000	3,074
Total Telecommunication Services		2,957,657
Utilities - 2.2%
American Water Capital Corp.
6.09% due 10/15/17	2,000,000	2,388,066
Oncor Electric Delivery Company LLC
6.38% due 01/15/15	300,000	333,359
Total Utilities		2,721,425
Total Corporate Bonds
(Cost $104,222,087)		105,887,186
ASSET BACKED SECURITIES†† - 9.5%
Willis Engine Securitization Trust
5.50% due 09/15/37[4,5]	2,750,000	2,757,232
West Coast Funding Ltd.
0.43% due 11/02/41[2,4,5]	2,660,053	2,463,980
KKR Financial CLO 2007-1 Corp.
1.88% due 05/15/21[2,4,5]	1,650,000	1,433,652
2.68% due 05/15/21[2,4,5]	500,000	444,980
Grayson CLO Ltd.
0.85% due 11/01/21[2,4,5]	1,400,000	1,144,276
Jasper CLO Ltd.
1.02% due 08/01/17[2,4,5]	800,000	702,424
ICE EM CLO
1.32% due 08/15/22[2,4,5]	850,000	702,287
Golub Capital Partners Fundings Ltd.
1.14% due 03/15/22[2,4,5]	500,000	416,425
Latitude CLO II Corp.
1.19% due 12/15/18[2,4,5]	500,000	412,610
Eastland CLO Ltd.
0.84% due 05/01/22[2,4,5]	450,000	356,328
Westwood CDO Ltd.
1.04% due 03/25/21[2,4,5]	400,000	332,004
Credit-Based Asset Servicing
and Securitization LLC
0.48% due 08/25/35[2]	327,991	312,309
Carlyle Global Market Strategies
due 10/04/24[4,5]	250,000	242,198
Total Asset Backed Securities
(Cost $11,682,432)		11,720,705
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.3%
Countrywide Alternative Loan
Trust 2005-30CB,
0.52% due 08/25/35[2]	1,711,271	1,232,721
MASTR Adjustable Rate Mortgages
Trust 2003-5,
2.32% due 11/25/33[2]	1,155,198	1,056,725
HomeBanc Mortgage
Trust 2006-1,
2.84% due 04/25/37[2]	698,548	447,317
Chase Mortgage Finance Corp.
2005-A1 2A2,
2.73% due 12/25/35[2]	65,397	57,422
JP Morgan Mortgage Trust
2006-A3,
2.90% due 04/25/36[2]	47,934	38,869
Fannie Mae[7]
1990-108,
7.00% due 09/25/20	12,121	13,628
Total Collateralized Mortgage Obligations
(Cost $3,691,962)		2,846,682

70 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
U.S. Intermediate Bond Fund

	Face
	Amount	Value
CONVERTIBLE BONDS†† - 0.9%
Information Technology - 0.9%
International Business Machines Corp.
2.90% due 11/01/21	$1,000,000	$1,068,616
Total Convertible Bonds
(Cost $991,395)		1,068,616
SENIOR FLOATING RATE INTERESTS††8 - 0.3%
Bank Loans - 0.3%
Ollie’s Bargain Outlet
due 09/27/19	400,000	392,000
Total Senior Floating Rate Interests
(Cost $392,000)		392,000
MORTGAGE BACKED SECURITIES†† - 0.0%
Ginnie Mae
#518436,
7.25% due 09/15/29	17,072	20,500
#1849,
8.50% due 08/20/24	2,088	2,490
Total Ginnie Mae		22,990
Total Mortgage Backed Securities
(Cost $19,089)		22,990
Total Investments - 98.7%
(Cost $124,817,889)		$122,492,805
Other Assets & Liabilities, net - 1.3%		1,666,801
Total Net Assets - 100.0%		$124,159,606

*	Non-income producing security.
††	Value determined based on Level 2 inputs, except otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2012.
[3]	Perpetual maturity.
[4]	Security was acquired through a private placement.
[5]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $41,499,618 (cost $48,187,396), or 33.4% of total net assets.
[6]	Security is in default of interest and/or principal obligations.
[7]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[8]	Securities with no rates were unsettled at September 30, 2012.
plc — Public Limited Company

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 71

U.S. Intermediate Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $124,817,889)	$122,492,805
Cash	4,929,425
Prepaid expenses	24,011
Receivables:
Interest	923,348
Fund shares sold	471,416
Securities sold	452,638
Investment advisor	30,314
Total assets	129,323,957
Liabilities:
Payable for:
Securities purchased	4,938,402
Management fees	51,513
Transfer agent/maintenance fees	47,332
Distribution and service fees	41,560
Fund shares redeemed	29,937
Distributions to shareholders	14,062
Fund accounting/administration fees	9,787
Directors’ fees*	6,346
Miscellaneous	25,412
Total liabilities	5,164,351
Net assets	$124,159,606
Net assets consist of:
Paid in capital	$159,111,624
Distributions in excess of net investment income	(366,381)
Accumulated net realized loss on investments	(32,260,553)
Net unrealized depreciation on investments	(2,325,084)
Net assets	$124,159,606
A-Class:
Net assets	$98,063,193
Capital shares outstanding	5,472,785
Net asset value per share	$17.92
Maximum offering price per share
(Net asset value divided by 95.25%)	$18.81
B-Class:
Net assets	$5,167,906
Capital shares outstanding	289,986
Net asset value per share	$17.82
C-Class:
Net assets	$20,928,507
Capital shares outstanding	1,174,551
Net asset value per share	$17.82

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

STATEMENT OF OPERATIONS

	Period January 1,	Year Ended
	2012 to September	December 31,
	30, 2012**	2011
Investment Income:
Interest	$3,007,722	$4,512,799
Dividends	81,342	104,901
Other income	747	—
Total investment income	3,089,811	4,617,700

Expenses:
Management fees	509,938	672,275
Transfer agent/maintenance fees	—	256,356
A-Class	149,098	—
B-Class	16,808	—
C-Class	30,058	—
Distribution and service fees:
A-Class	205,663	264,962
B-Class	43,125	87,360
C-Class	154,101	197,343
Fund accounting/administration fees	96,887	127,731
Directors’ fees*	14,354	10,883
Custodian fees	1,702	6,958
Miscellaneous	111,000	140,126
Total expenses	1,332,734	1,763,994
Less:
Expenses waived by Advisor	(165,867)	(204,999)
Net expenses	1,166,867	1,558,995
Net investment income	1,922,944	3,058,705

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,240,322	4,283,027
Net realized gain	3,240,322	4,283,027
Net change in unrealized appreciation
(depreciation) on:
Investments	594,344	1,480,670
Net change in unrealized appreciation
(depreciation)	594,344	1,480,670
Net realized and unrealized gain	3,834,666	5,763,697
Net increase in net assets resulting
from operations	$5,757,610	$8,822,402

** The Fund changed its fiscal year end from December 31 to September 30 in 2012.

72 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements

U.S. Intermediate Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2012 to	December 31,	December 31,
	September 30, 2012 *	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,922,944	$3,058,705	$3,354,552
Net realized gain (loss) on investments	3,240,322	4,283,027	(1,425,092)
Net change in unrealized appreciation (depreciation) on investments	594,344	1,480,670	6,391,626
Net increase in net assets resulting from operations	5,757,610	8,822,402	8,321,086

Distributions to shareholders from:
Net investment income
A-Class	(1,667,477)	(2,826,791)	(3,010,728)
B-Class	(56,394)	(163,490)	(282,445)
C-Class	(198,803)	(387,040)	(405,564)
Total distributions to shareholders	(1,922,674)	(3,377,321)	(3,698,737)

Capital share transactions:
Proceeds from sale of shares
A-Class	26,514,619	39,286,253	32,323,949
B-Class	275,745	818,444	2,153,480
C-Class	4,568,614	10,055,180	2,582,850
Distributions reinvested
A-Class	1,568,311	2,735,299	2,903,981
B-Class	55,984	159,803	270,472
C-Class	179,367	350,390	370,264
Cost of shares redeemed
A-Class	(42,083,170)	(39,246,016)	(41,677,320)
B-Class	(2,325,537)	(5,993,615)	(7,560,830)
C-Class	(6,456,899)	(8,456,927)	(5,179,317)
Net decrease from capital share transactions	(17,702,966)	(291,189)	(13,812,471)
Net increase (decrease) in net assets	(13,868,030)	5,153,892	(9,190,122)

Net assets:
Beginning of period	138,027,636	132,873,744	142,063,866
End of period	$124,159,606	$138,027,636	$132,873,744
Distributions in excess of net investment income at end of period	$(366,381)	$(851,755)	$(864,934)

Capital share activity:
Shares sold
A-Class	1,505,088	2,274,433 [1]	1,940,859 [1]
B-Class	15,659	47,365 [1]	129,563 [1]
C-Class	259,849	585,456 [1]	155,695 [1]
Shares issued from reinvestment of distributions
A-Class	88,635	159,535 [1]	173,815 [1]
B-Class	3,181	9,396 [1]	16,269 [1]
C-Class	10,189	20,540 [1]	22,260 [1]
Shares redeemed
A-Class	(2,382,513)	(2,276,378)[1]	(2,492,351)[1]
B-Class	(132,678)	(352,073)[1]	(455,334)[1]
C-Class	(368,365)	(493,586)[1]	(311,559)[1]
Net decrease in shares	(1,000,955)	(25,312)[1]	(820,783)[1]

*	The Fund changed its fiscal year end from December 31 to September 30 in 2012.
[1]	The share activity for the year ended December 31, 2010 and the period January 1, 2011 through April 8, 2011 have been restated to reflect 1:4 reverse share split effective April 8, 2011.

See Notes to Financial Statements .	the GUGGENHEIM FUNDS annual report | 73

U.S. Intermediate Bond Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2012 [e]	2011 [c]	2010 [c]	2009 [c]	2008 [c]	2007 [c]
Per Share Data
Net asset value, beginning of period	$17.41	$16.71	$16.20	$15.12	$17.96	$18.36
Income (loss) from investment operations:
Net investment income[a]	.27	.42	.40	.48	.80	.84
Net gain (loss) on investments (realized and unrealized)	.51	.74	.59	1.12	(2.76)	(.40)
Total from investment operations	.78	1.16	.99	1.60	(1.96)	.44
Less distributions from:
Net investment income	(.27)	(.46)	(.48)	(.52)	(.88)	(.84)
Total distributions	(.27)	(.46)	(.48)	(.52)	(.88)	(.84)
Net asset value, end of period	$17.92	$17.41	$16.71	$16.20	$15.12	$17.96

Total Return[d]	4.51%	6.94%	6.11%	10.63%	(11.33%)	2.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,063	$108,999	$101,971	$104,972	$48,201	$62,220
Ratios to average net assets:
Net investment income	2.04%	2.43%	2.51%	3.04%	4.80%	4.71%
Total expenses	1.15%	1.15%	1.21%	1.31%	1.23%	1.12%
Net expenses[b]	1.00%	1.00%	0.98%	0.95%	0.95%	0.95%
Portfolio turnover rate	52%	43%	39%	89%	34%	41%

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
B-Class	2012 [e]	2011 [c]	2010 [c]	2009 [c]	2008 [c]	2007 [c]
Per Share Data
Net asset value, beginning of period	$17.32	$16.62	$16.12	$15.04	$17.88	$18.28
Income (loss) from investment operations:
Net investment income[a]	.16	.29	.28	.36	.68	.72
Net gain (loss) on investments (realized and unrealized)	.51	.74	.54	1.12	(2.80)	(.40)
Total from investment operations	.67	1.03	.82	1.48	(2.12)	.32
Less distributions from:
Net investment income	(.17)	(.33)	(.32)	(.40)	(.72)	(.72)
Total distributions	(.17)	(.33)	(.32)	(.40)	(.72)	(.72)
Net asset value, end of period	$17.82	$17.32	$16.62	$16.12	$15.04	$17.88

Total Return[d]	3.91%	6.35%	5.08%	9.87%	(12.06%)	1.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,168	$6,993	$11,619	$16,249	$6,281	$9,167
Ratios to average net assets:
Net investment income	1.29%	1.72%	1.76%	2.31%	4.04%	3.97%
Total expenses	2.12%	1.92%	1.95%	2.06%	1.98%	1.87%
Net expenses[b]	1.75%	1.75%	1.73%	1.70%	1.70%	1.70%
Portfolio turnover rate	52%	43%	39%	89%	34%	41%

74 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

U.S. Intermediate Bond Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2012 [e]	2011 [c]	2010 [c]	2009 [c]	2008 [c]	2007 [c]
Per Share Data
Net asset value, beginning of period	$17.31	$16.62	$16.12	$15.04	$17.84	$18.24
Income (loss) from investment operations:
Net investment income[a]	.17	.29	.28	.36	.68	.72
Net gain (loss) on investments (realized and unrealized)	.51	.73	.54	1.12	(2.76)	(.40)
Total from investment operations	.68	1.02	.82	1.48	(2.08)	.32
Less distributions from:
Net investment income	(.17)	(.33)	(.32)	(.40)	(.72)	(.72)
Total distributions	(.17)	(.33)	(.32)	(.40)	(.72)	(.72)
Net asset value, end of period	$17.82	$17.31	$16.62	$16.12	$15.04	$17.84

Total Return[d]	3.95%	6.32%	5.05%	9.85%	(11.85%)	1.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,929	$22,035	$19,284	$20,843	$3,256	$3,906
Ratios to average net assets:
Net investment income	1.29%	1.68%	1.76%	2.28%	4.05%	3.96%
Total expenses	1.92%	1.90%	1.96%	2.05%	1.98%	1.87%
Net expenses[b]	1.75%	1.75%	1.73%	1.70%	1.70%	1.70%
Portfolio turnover rate	52%	43%	39%	89%	34%	41%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers.
[c]	Per share amounts for the years ended December 31, 2007 – December 31, 2010 and the period January 1, 2011 through April 8, 2011 have been restated to reflect 1:4 reverse share split effective April 8, 2011.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	The Fund changed its fiscal year end from December 31 to September 30 in 2012.

See Notes to Financial Statements .	the GUGGENHEIM FUNDS annual report | 75

NOTES TO FINANCIAL STATEMENTS

1. Organization, and Significant Accounting Policies

Organization

Security Income Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-ended management investment company of the series type. The Trust is authorized to issue an unlimited number of shares. The shares of the Trust are currently issued in multiple series, with each series, in effect, representing a separate fund. The Trust accounts for the assets of each fund separately.

Effective January 13, 2012, the TS&W/Claymore Tax-Advantage Balace Fund (“TYW”) was reorganized with and into the Municipal Income Fund. For financial reporting purposes, TYW’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Municipal Income Fund’s finanical statements and finanical highlights. See Note 11 for additional information regarding the reorganization.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (the “NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. B-Class shares were offered with-out a front-end sales charge, but were subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

At September 30, 2012, the Trust consisted of six separate funds (the “Funds”).

Guggenheim Investments (“GI”) provides advisory, administrative and accounting services to the Funds. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Funds. Rydex Distributors, LLC (“RDL”) acts as principal underwriter to the Funds. GI, RFS and RDL are affiliated entities.

Guggenheim Partners Investment Management (“GPIM”), an affiliate of GI serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Security Valuation – Valuations of the Funds’ securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

76 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The senior floating rate interests (loans) in which certain Funds invest are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market, or price derived from significant observable inputs and is also compared to broker quote (matrixed). If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and salability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B.   Senior loans in which the Funds invests generally pay interest based on rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2012.

C.   Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

D.   The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

E.   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 fees and transfer agent fees are

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NOTES TO FINANCIAL STATEMENTS (continued)

borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

F. The Funds declare dividends from investment income daily. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

G. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2012, there were no earnings credits received.

H. Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Management fees are paid monthly to GI based on the following annual rates:

Management Fees
Fund	(as a % of net assets)
Floating Rate Strategies Fund	0.65%
High Yield Fund	0.60%
Macro Opportunities Fund	0.89%
Municipal Income Fund	0.50%
Total Return Bond Fund	0.50%
U.S. Intermediate Bond Fund	0.50%

GI also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, GI receives the following:

Fund Accounting/
Administrative Fees
Fund	(as a % of net assets)
Floating Rate Strategies Fund	0.095%
High Yield Fund	0.095%
Macro Opportunities Fund	0.095%
Municipal Income Fund	0.095%
Total Return Bond Fund	0.095%
U.S. Intermediate Bond Fund	0.095%

Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS is paid the following for providing transfer agent services to the Funds. Transfer agent fees are assessed to the applicable class of each Fund. Prior to May 1, 2012, transfer agent fees were aggregated by the High Yield Fund and U.S. Intermediate Bond Fund, and allocated based on the daily net assets of each Class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund*	$25,000
Certain out-of-pocket charges	Varies

*RFS has agreed to waive the minimum for Municipal Bond Fund for the first twelve months of operation.

78 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under U.S. GAAP). The limits are listed below:

Fund	Limit	Effective Date	Contract End Date

Floating Rate Strategies Fund – A-Class	1.02%	11/30/11	03/01/13
Floating Rate Strategies Fund – C-Class	1.77%	11/30/11	03/01/13
Floating Rate Strategies Fund – Institutional Class	0.78%	11/30/11	03/01/13
High Yield Fund – A-Class	1.16%	05/01/11	05/01/13
High Yield Fund – B-Class	1.91%	05/01/11	05/01/13
High Yield Fund – C-Class	1.91%	05/01/11	05/01/13
High Yield Fund – Institutional Class	0.91%	05/01/11	05/01/13
Macro Opportunities Fund – A-Class	1.36%	11/30/11	03/01/13
Macro Opportunities Fund – B-Class	2.11%	11/30/11	03/01/13
Macro Opportunities Fund – Institutional Class	0.95%	11/30/11	03/01/13
Municipal Income Fund – A-Class	0.80%	11/01/11	04/30/13
Municipal Income Fund – C-Class	1.55%	11/01/11	04/30/13
Municipal Income Fund – Institutional Class	0.55%	11/01/11	04/30/13
Total Return Bond Fund – A-Class	0.90%	11/30/11	03/01/13
Total Return Bond Fund – B-Class	1.65%	11/30/11	03/01/13
Total Return Bond Fund – Institutional Class	0.50%	11/30/11	03/01/13
U.S. Intermediate Bond Fund – A-Class	1.00%	05/01/11	05/01/13
U.S. Intermediate Bond Fund – B-Class	1.75%	05/01/11	05/01/13
U.S. Intermediate Bond Fund – C-Class	1.75%	05/01/11	05/01/13

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2012, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Fees Waived	Expires In
Floating Rate Strategies Fund	$127,768	2015

High Yield Fund	205,368	2015
	233,763	2014
	256,698	2013
	91,505	2012
	$787,334

Macro Opportunities Fund	$161,466	2015

Municipal Income Fund	$192,257	2015

Total Return Bond Fund	$154,714	2015

U.S. Intermediate Bond Fund	$165,867	2015
	204,999	2014
	319,988	2013
	119,005	2012
	$809,859

For the period ended September 30, 2012, no amounts were recouped by GI.

The Funds have adopted distribution plans related to the offering of A-Class, B-Class and C-Class shares. Each such distribution plan has been adopted pursuant to Rule 12b-1 of the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of A-Class Shares of each Fund and 1.00% of the average daily assets of B-Class and C-Class shares. Effective December 1, 2006, B-Class shares of the High Yield Fund ceased charging 12b-1 fees in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

During the period ended September 30, 2012, RDL retained sales charges of $238,119 relating to sales of A-Class shares of the Funds.

Certain officers and directors of the Trust are also officers of GI, RFS and RDL.

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NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2012, GI and its subsidiaries owned over five percent of the outstanding shares of the Funds, as follows:

Percent of
outstanding
Fund	shares owned
High Yield Fund	12%
Total Return Bond Fund	12%
U.S. Intermediate Bond Fund	16%

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addressed capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

	Tax-Exempt	Ordinary	Long-Term	Total
Fund	Income	Income	Capital Gain	Distributions
Floating Rate Strategies Fund	$—	$2,954,776	$—	$2,954,776
High Yield Fund	—	4,967,884	—	4,967,884
Macro Opportunities Fund	—	3,154,714	—	3,154,714
Municipal Income Fund	1,888,999	—	—	1,888,999
Total Return Bond Fund	—	1,421,100	—	1,421,100
U.S. Intermediate Bond Fund	—	1,922,674	—	1,922,674

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Tax-Exempt	Ordinary	Long-Term	Total
Fund	Income	Income	Capital Gain	Distributions
High Yield Fund	$—	$11,464,583	$2,494,091	$13,958,674
Municipal Income Fund	5,851,484	8,033,942	—	13,885,426
U.S. Intermediate Bond Fund	—	3,377,321	—	3,377,321

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Tax-Exempt	Ordinary	Long-Term	Total
Fund	Income	Income	Capital Gain	Distributions
High Yield Fund	$—	$13,332,049	$—	$13,332,049
Municipal Income Fund	6,988,897	6,330,380	—	13,319,277
U.S. Intermediate Bond Fund	—	3,698,737	—	3,698,737

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

80 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at September 30, 2012 was as follows:

	Undistributed	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Tax-Exempt	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Income	Capital Gain	Other Losses*	(Depreciation)**	Earnings/(Deficit)
Floating Rate Strategies Fund	$—	$307,713	$—	$—	$2,083,465	$2,391,178
High Yield Fund	—	1,472,231	379,258	—	902,110	2,753,599
Macro Opportunities Fund	—	757,944	88,895	—	4,524,348	5,371,187
Municipal Income Fund	—	—	—	(29,751,917)	5,276,643	(24,475,274)
Total Return Bond Fund	—	226,629	—	—	2,057,748	2,284,377
U.S. Intermediate Bond Fund	—	418,565	—	(32,260,553)	(3,110,030)	(34,952,018)

* The Fund had net capital loss carryovers as shown below.

** Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, and bond discount accretion.

For the period ended September 30, 2012, the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

	Capital Loss								Remaining
	Carryovers	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	Utilized	2014	2015	2016	2017	2018	Short Term	Long Term	Carryforward
Municipal Income Fund	$(8,749,700)	$—	$—	$(824,622)	$(28,927,295)	$—	$—	$—	$(29,751,917)
U.S. Intermediate Bond Fund	(2,755,218)	(87,653)	(2,907,085)	(9,807,711)	(17,929,397)	(1,528,707)	—	—	(32,260,553)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to differences in bond discount accretion and wash sales for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	Gain/(Loss)
Floating Rate Strategies Fund	$(319)	$319	$—
High Yield Fund	—	(114,967)	114,967
Macro Opportunities Fund	(1,152)	1,152	—
Municipal Income Fund	(1,573)	41,250	(39,677)
Total Return Bond Fund	(764)	764	—
U.S. Intermediate Bond Fund	—	485,104	(485,104)

At September 30, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)
Floating Rate Strategies Fund	$140,282,243	$2,556,216	$(472,751)	$2,083,465
High Yield Fund	86,030,314	4,310,295	(3,408,185)	902,110
Macro Opportunities Fund	233,014,546	5,980,627	(1,431,745)	4,548,882
Municipal Income Fund	75,379,156	5,276,643	—	5,276,643
Total Return Bond Fund	70,433,454	2,273,289	(215,541)	2,057,748
U.S. Intermediate Bond Fund	125,602,835	5,548,722	(8,658,752)	(3,110,030)

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at September 30, 2012:

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
	In Securities	Instruments*	In Securities	In Securities	Total
Assets
Floating Rate Strategies Fund	$—	$—	$142,365,708	$—	$142,365,708
High Yield Fund	468,471	—	85,742,846	721,107	86,932,424
Macro Opportunities Fund	9,614,798	—	227,948,630	–	237,563,428
Municipal Income Fund	—	—	80,655,799	–	80,655,799
Total Return Bond Fund	1,273,554	—	71,217,648	–	72,491,202
U.S. Intermediate Bond Fund	—	—	121,932,651	560,154	122,492,805
Liabilities
Macro Opportunities Fund	$—	$795,905	$—	$—	$795,905

* Other financial instruments may include options written.

Financial assets and liabilities categorized as Level 2 consist primarily of debt securities indexed to publicly-listed securities and fixed income and other investments. Fixed income investments generally have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Funds and others are willing to pay for an asset. Ask prices represent the lowest price that the Funds and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices obtained from third party pricing services, fair value may not always be a predetermined point in the bid-ask range. The Funds’ policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets the Funds’ best estimate of fair value. For debt securities indexed to publicly listed securities, such as convertible debt, the securities are typically valued using standard convertible security pricing models. The key inputs into these models that require some amount of judgment are the credit spreads utilized and the volatility assumed. To the extent the company being valued has other outstanding debt securities that are publicly-traded, the implied credit spread and the company’s other outstanding debt securities would be utilized in the valuation. To the extent the company being valued does not have other outstanding debt securities that are publicly-traded, the credit spread will be estimated based on the implied credit spreads observed in comparable publicly-traded debt securities. In certain cases, an additional spread will be added to reflect an illiquidity discount due to the fact that the security being valued is not publicly traded. The volatility assumption is based upon the historically observed volatility of the underlying equity security into which the convertible debt security is convertible and/or the volatility implied by the prices of options on the underlying equity security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of September 30, 2012, U.S. Intermediate Bond Fund had a security with a total value of $525 transfer from Level 1 to Level 3 as a result of bankruptcy. In addition, High Yield Fund had transfers in/out of Level 3 based on availability of observable inputs.

82 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2012:

LEVEL 3 – Fair value measurement using significant unobservable inputs

Total
U.S. Intermediate Bond Fund

Assets:
Beginning Balance	$536,320
Total change in unrealized gains or losses included in earnings	23,309
Transfers in	525
Ending Balance	$560,154

High Yield Fund

Assets:
Beginning Balance	$831,311
Total realized gains or losses included in earnings	37,800
Total change in unrealized gains or losses included in earnings	(41,809)
Sales	(105,275)
Transfers in	225,280
Transfers out	(226,200)
Ending Balance	$721,107

The total change in unrealized gains or losses included on the Statements of Operations attributable to Level 3 investments still held at September 30, 2012 was $(41,809) for the High Yield Fund and $23,309 for the U.S. Intermediate Bond Fund.

5. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use deriviative instruments, how these derivatives instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The Macro Opportunity Fund utilized options to minimally hedge the Fund's portfolio, to increase returns, and create liquidity.

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of September 30, 2012:

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Options purchased - equity/interest rate contracts	Investments, at value
Options written - equity/interest rate contracts		Options written, at value

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2012:

Asset Derivative Investments Value

	Options Purchased	Options Purchased
	Equity	Interest Rate
Fund	Contracts	Contracts	Total
Macro Opportunities Fund	$277,985	$427,136	$705,121

Liability Derivative Investments Value

	Options Written	Options Written
	Interest Rate	Equity
Fund	Contracts	Contracts	Total
Macro Opportunities Fund	$676,363	$119,542	$795,905

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the period ended September 30, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Options purchased - commodity/equity/interest rate contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Options Written - commodity/equity/interest rate contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended September 30, 2012:

Realized Gain (Loss) on Derivative Instruments Recognized in the Statement of Operations

	Purchased Options	Purchased Options	Purchased Options	Options Written	Options Written	Options Written
	Commodity	Equity	Interest Rate	Commodity	Equity	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Macro Opportunities Fund	$177,605	$58,359	$23,019	$(29,447)	$3,021	$107,376	$339,933

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

	Purchased Options	Purchased Options	Options Written	Options Written
	Equity	Interest Rate	Equity	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total
Macro Opportunities Fund	$138,437	$(145,137)	$29,665	$(54,199)	$(31,234)

6. Options Written

Transactions in options written during the period ended September 30, 2012 were as follows:

Written Call Options

	Macro Opportunities Fund
	Number of	Premium
	contracts	amount
Balance at November 30, 2011	—	$—
Options Written	4,064	345,972
Options terminated in closing purchase transactions	(552)	(87,879)
Options expired	—	—
Options exercised	(1,979)	(108,886)
Balance at September 30, 2012	1,533	$149,207

Written put Options

	Macro Opportunities Fund
	Number of	Premium
	contracts	amount
Balance at November 30, 2011	—	$—
Options Written	7,206	825,538
Options terminated in closing purchase transactions	(690)	(138,688)
Options expired	(1,176)	(64,686)
Options exercised	—	—
Balance at September 30, 2012	5,340	$622,164

7. Securities Transactions

During the period ended September 30, 2012, purchases and sales of investment securities, excluding government and short-term investments, were:

	Purchases	Sales
Floating Rate Strategies Fund	$135,496,425	$33,530,724
High Yield Fund	50,101,092	72,695,754
Macro Opportunities Fund	193,984,171	24,438,802
Municipal Income Fund	89,612,184	101,545,322
Total Return Bond Fund	69,915,674	17,637,164
U.S. Intermediate Bond Fund	62,154,430	35,230,329

During the period ended September 30, 2012, purchases and sales of government securities, excluding short-term investments, were:

	Purchases	Sales
Floating Rate Strategies Fund	$—	$—
High Yield Fund	—	—
Macro Opportunities Fund	—	—
Municipal Income Fund	—	—
Total Return Bond Fund	—	—
U.S. Intermediate Bond Fund	6,086,094	51,217,219

84 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

8. Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Funds held unfunded loan commitments as of September 30, 2012. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

At September 30, 2012, the Funds had the following unfunded loan commitments.

Floating Rate Strategies Fund

Borrower	Amount
Wolverine World Wide	$1,725,000
Constellation Brands, Inc.	350,000
Cequel Communications LLC	225,000
Rock Ohio Ceasars LLC	66,667
$2,366,667
Macro Opportunities Fund
Borrower	Amount
Wolverine World Wide	$1,000,000
Constellation Brands, Inc.	750,000
Cequel Communications LLC	400,000
Serta Simmons Holdings LLC	1,900,000
Zayo Group LLC/Zayo Capital, Inc.	250,000
Plains Exploration & Production Co.	1,000,000
Getty Images, Inc.	350,000
Hertz Corp.	2,500,000
Rock Ohio Ceasars LLC	58,667
$8,208,667
Total Return Bond Fund
Borrower	Amount
Constellation Brands, Inc.	$150,000
Cequel Communications LLC	150,000
Serta Simmons Holdings LLC	350,000
Zayo Group LLC/Zayo Capital, Inc.	500,000
Plains Exploration & Production Co.	250,000
Hertz Corp.	750,000
Rock Ohio Ceasars LLC	16,000
$2,166,000

9. Reverse Repurchase Agreement

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended September 30, 2012, the following Funds entered into reverse repurchase agreements:

	Number of
Fund	Days Outstanding	Balance at September 30, 2012	Average balance outstanding	Average interest rate
Floating Rate Strategies Fund	129	$3,220,764	$1,794,791	2.64%
Macro Opportunities Fund*	236	17,248,407	6,509,619	1.66%
Total Return Bond Fund	109	2,073,839	1,049,972	2.14%

*Includes borrowings under line of credit (see Note 10).

10. Line of Credit

On November 30, 2011, the Macro Opportunities Fund (the “Fund”) entered into an unlimited credit facility agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. At September 30, 2012, there was $4,000,000 of credit facility outstanding. The maximum amount outstanding during the period ended September 30, 2012 was $15,000,000. As of September 30, 2012, the total value of securities segregated and pledged as collateral in connection with the borrowings was $26,279,184.

the GUGGENHEIM FUNDS annual report | 85

NOTES TO FINANCIAL STATEMENTS (concluded)

11. Fund Reorganization

On January 13, 2012, the TS&W/Claymore Tax-Advantaged Balanced Fund (“TYW”), a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, was reorganized into the Municipal Income Fund. The Municipal Income Fund acquired all of the assets and assumed the stated liabilities of TYW. The Reorganization was treated as tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Municipal Income Fund reflected the historical basis of the assets of TYW as of the date of the Reorganization. In exchange for their shares, shareholders of TYW received A-Class shares of the Municipal income Fund, with an aggregate NAV equal to the aggregate NAV of their shares immediately prior to the reorganization. The Municipal Income Fund had no operations prior to January 13, 2012. TYW’s investment objectives and principal investment strategies were similar to those of the Municipal Income Fund. Accordingly, for financial reporting purposes, the operating history TYW prior to the reorganization is reflected in the financial statements and financial highlights.

Prior to the reorganization, under normal market conditions, TYW would invest at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the “Municipal Securities Portfolio”) and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the “Equity and Income Securities Portfolio”). In anticipation of the reorganization into the Municipal Income Fund, a majority of equity and taxable fixed income positions were liquidated in December, 2011.

On April 29, 2004, TYW’s Board of Trustees authorized the issuance of preferred shares as part of the TYW’s leverage strategy. On July 1, 2004, TYW issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends were accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, were paid annually. In 2009, the Fund redeemed 300 shares of each Series. On January 10, 2012 and January 11, 2012, the Fund redeemed the remaining 2,100 shares of Preferred Shares Series M7 and Preferred Shares Series T28, respectively.

86 | the GUGGENHEIM FUNDS annual report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Security Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Income Fund (comprised of Floating Rate Strategies Fund, Macro Opportunities Fund, Total Return Bond Fund, High Yield Fund, Municipal Income Fund and U.S. Intermediate Bond Fund) (the “Funds”) as of September 30, 2012, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Security Income Fund at September 30, 2012, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 29, 2012

the GUGGENHEIM FUNDS annual report | 87

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2012, the following funds had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k).

Fund	% Qualifying
Floating Rate Strategies Fund	98.02%
Macro Opportunities Fund	78.71%
Total Return Bond Fund	84.76%

Municipal Income Fund designates $1,888,999 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

88 | the GUGGENHEIM FUNDS annual report

INFORMATION on board of DIRECTORS and officers (Unaudited)

DIRECTORS

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Year Elected***	During Past Five Years

Donald A. Chubb, Jr.** (12-14-46) 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. Realtors

Harry W. Craig, Jr.** (05-11-39) 2004

Current: chairman, ceo, & Director, the craig Group, Inc.; Managing Member of craig Family Investments, LLC.

previous: prior to November 2009, chairman, ceo, Secretary and Director, the Martin tractor company, Inc.

Jerry B. Farley** (09-20-46) 2005	current: president, Washburn University

Penny A. Lumpkin** (08-20-39) 1993	Current: partner, Vivian’s Gift Shop (corporate retail); Vice president, palmer companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius** (12-18-43) 1998	Current: President and Chief Executive Officer, Stormont-Vail HealthCare

Donald C. Cacciapaglia* (07-01-51) 2012 (president)	Current: Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Previous: Channel Capital Group, Inc.; chairman and ceo from april 2002 to February 2010

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the funds.
**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.
***	Each Director oversees 32 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

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INFORMATION on board of Directors and officers (Unaudited) (concluded)

OFFICERS*

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title - Year Elected	During Past Five Years

Mark P. Bronzo (11-01-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC (2003–2008)

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012

Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004–2009)

Nikolaos Bonos (05-30-63) Treasurer - 2010

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Senior Vice President, Security Global Investors, LLC (2010–2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC

Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010	Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010)

Amy J. Lee (06-05-61) Vice President - 2007 Secretary - 1987

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President ™ Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Senior Vice President & Secretary, Security Global Investors, LLC (2007–2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); and Director, Brecek & Young Advisors, Inc. (2004–2008)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

Joseph C. O’Connor (07-15-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003–2008)

Daniel W. Portanova (10-02-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003–2008)

James P. Schier (12-28-57) Vice President - 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

David G. Toussaint (10-10-66) Vice President - 2005	Current: Portfolio Manager, Security Investors, LLC Previous: Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2005–2009)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

90 | the GUGGENHEIM FUNDS annual report

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

the GUGGENHEIM FUNDS annual report | 91

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

92 | the GUGGENHEIM FUNDS annual report

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805 King Farm Boulevard, Suite 600

Rockville, MD 20850

guggenheiminvestments.com

800 820 0888

SBINC-ANN

Item 2. Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,950 in 2011 and $104,060 in 2012.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $3,250 in 2011 and $7,450 in 2012. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $30,000 in 2011 and $35,000 in 2012, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,602 in 2011 and $12,746 in 2012. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $39,852 in 2011 and $47,746 in 2012.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

   Not applicable.

Item 6. Investments.

   The Schedule of Investments is included under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

   Not applicable.

Item 8. Portfolio Mangers of Closed-end Management Investment Companies

   Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

   Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)           Security Income Fund

By (Signature and Title)*     /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date      December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date      December 5, 2012

By (Signature and Title)*      /s/ Nikolaos Bonos

Nikolaos Bonos, Treasurer

Date      December 5, 2012

* Print the name and title of each signing officer under his or her signature.